As filed with the Securities and Exchange Commission on December 29, 2009

REGISTRATION NOS. 33-44021; 811-6477

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 30	☒

AND/OR

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 30	☒

[Check appropriate box or boxes.]

SM&R INVESTMENTS, INC.

[Exact Name of Registrant as Specified in Charter]

2450 SOUTH SHORE BOULEVARD, SUITE 400, LEAGUE CITY, TEXAS 77573

[Address of Principal Executive Offices] [Zip Code]

Registrant’s Telephone Number, Including Area Code (281) 334-2469

NAME AND ADDRESS OF
AGENT FOR SERVICE:	WITH COPY TO:

TERESA E. AXELSON	SEAN MONTICELLO
2450 SOUTH SHORE BOULEVARD, SUITE 400	GREER, HERZ & ADAMS, L.L.P.
LEAGUE CITY, TEXAS 77573	ONE MOODY PLAZA
GALVESTON, TEXAS 77550

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b) of Rule 485

☒           on December 31, 2009 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐            on (date) pursuant to paragraph (a)(1) of Rule 485

☐            75 days after filing pursuant to paragraph (a)(2) Rule 485

☐            on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Common Stock, par value $.01 per share.

SM&R Investments, Inc.

SM&R Equity Funds
SM&R Fixed Income Funds

SM&R EQUITY FUNDS:

Class A And Class B

SM&R Growth Fund
SM&R Equity Income Fund
SM&R Balanced Fund

SM&R FIXED INCOME FUNDS:

Class A And Class B

SM&R Government Bond Fund

Single Class

SM&R Money Market Fund

Prospectus, December 31, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

All funds and classes may not be available for purchase in all states.

PRIVACY NOTICE

Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.

This Notice has been prepared to help you understand what types of nonpublic personal information — information about you that is not publicly available — we may collect, how we use it and how we protect your privacy.

Privacy Policy Highlights

In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:

•  Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.

•  Information about transactions with us, our affiliates and third parties.

•  Information from others such as credit reporting agencies, employers and federal and state agencies.

•  Address information we receive from a third party when you have moved.

We limit the collection and use of your information to what is necessary to provide you with superior service.

Sharing of nonpublic personal information

We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.

We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:

•  affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.

•  other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.

Confidentiality, security, and integrity

We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Independent SM&R Representatives

SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.

Updating and Correcting Your Personal Account Information

The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.

Privacy Policy Changes

We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING: Securities Management and Research, Inc., SM&R Investments, Inc., American National Investment Accounts, Inc., American National Insurance Company and Comprehensive Investment Services, Inc.

NOT PART OF THE PROSPECTUS

FUND SUMMARIES	1

SM&R Growth Fund	1

SM&R Equity Income Fund	3

SM&R Balanced Fund	5

SM&R Government Bond Fund	7

SM&R Money Market Fund	9

PERFORMANCE	10

Bar Charts and Performance Tables	11

EXPENSES OF THE FUNDS	16

Fees and Expenses of the Funds	16

Example of Fund Expenses	19

ADDITIONAL EXPLANATION OF RISK FACTORS	20

CHOOSING A SHARE CLASS THAT BEST SUITS YOU	23

SALES CHARGE REDUCTION AND WAIVERS	24

Class A Sales Charges	24

Investments of $1 Million or More	24

Ways to Reduce Your Class A Sales Charge	24

Class B Sales Charges	25

Class B Waivers of Contingent Deferred Sales Charges	26

Distribution and Shareholder Service (12b-1) Fee	27

THE SM&R FUNDS AND THEIR MANAGEMENT	28

Investment Adviser	28

Portfolio Manager	29

FINANCIAL HIGHLIGHTS	31

SM&R Growth Fund	31

SM&R Equity Income Fund	32

SM&R Balanced Fund	33

SM&R Government Bond Fund	34

SM&R Money Market Fund	35

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS	36

APPENDIX	A-1

Why Reading This Prospectus is Important To You

This prospectus explains the investment objectives, risks and strategies of each of the SM&R funds. Reading the prospectus will help you to decide which SM&R fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

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Fund Summary  SM&R Growth Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class A-Fund #0121
Class B-Fund #0221

Inception Date
(Class A & B) - 1/1/99

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  Anne M. LeMire

Assistant Portfolio Manager:

  Darren W. King

Fund Portfolio Turnover:

  11.84%

NASDAQ Symbols:

SMWAX  Class A

SMWBX  Class B

Dividend Payment
Schedule:
  Semi-Annually

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Growth Fund (the "Growth Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund normally invests at least 80% of its assets in common stock. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment adviser:

• chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time

• places an emphasis on companies with growth potential.

SM&R identifies candidate stock investments based on (1) low equity valuation or low relative equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "sector overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and industrials.

On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, basic materials), referred to as "sector underweighting." SM&R generally believes in never having less than half or more than double the market weighting in any one sector. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

PRINCIPAL RISK FACTORS

The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Growth Fund could underperform other investments. The principal risks of investing in the Growth Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

1

Fund Summary  SM&R Growth Fund

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

• have long-term investment goals (ten years or more)

• are willing to accept higher short-term risk

• want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate:

•  if you are investing with a shorter time horizon (less than ten years)

•  if you are uncomfortable with an investment that will go up and down in value

•  if you are investing in the Growth Fund as your complete portfolio

2

Fund Summary  SM&R Equity Income Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class A-Fund #0122
Class B-Fund #0222

Inception Date
(Class A & B) - 1/1/99

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  John S. Maidlow

Assistant Portfolio Manager:

  Darren W. King

Fund Portfolio Turnover:

  6.07%

NASDAQ Symbols:

SQUAX  Class A

SQUBX  Class B

Dividend Payment
Schedule:
  Quarterly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Equity Income Fund (the "Equity Income Fund") seeks current income with a secondary objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, normally invests at least 80% of the Equity Income Fund's assets in common stocks (primarily income producing). This policy may not be changed without providing shareholders with at least sixty (60) days prior notice. This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets). Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields, referred to as "underweighting." As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

3

Fund Summary  SM&R Equity Income Fund

PRINCIPAL RISK FACTORS

The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Equity Income Fund could underperform other investments. The principal risks of investing in the Equity Income Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  have medium-term investment goals (five years or more)

•  are comfortable with moderate to aggressive risk

•  are looking for a fund with both growth and income components

•  are seeking to participate in the equity market

•  are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

• are investing with a shorter-time horizon (less than five years)

• are investing for maximum return

• require a high degree of stability of your principal

4

Fund Summary  SM&R Balanced Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class A-Fund #0123
Class B-Fund #0223

Inception Date
(Class A & B) - 1/1/99

Investment Adviser:
Securities
Management and
Research, Inc.

Co-Portfolio Managers:

  John S. Maidlow

  Anne M. LeMire

Assistant Portfolio Manager:

  Darren W. King

Fund Portfolio Turnover:

  10.71%

NASDAQ Symbols:

SMRAX  Class A

SMRBX  Class B

Dividend Payment
Schedule:
  Quarterly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Balanced Fund (the "Balanced Fund") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment adviser, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The proportion invested in stocks, bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

SM&R will generally select stocks based on certain growth and value considerations. A growth stock would include the stock of a company whose underlying earnings growth rate is greater than the market. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share. The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements, and the other model is based on the corporation's return on invested cash. SM&R then evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of its assets in fixed income securities, all of which are rated BBB or better (investment grade). The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements.

The Balanced Fund will sometimes be more heavily invested in equity securities, and at other times it will be more heavily invested in fixed-income securities. SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets.

5

Fund Summary  SM&R Balanced Fund

PRINCIPAL RISK FACTORS

The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Balanced Fund could underperform other investments. The principal risks of investing in the Balanced Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  SM&R's investment decisions (such as determining the ratio of stock to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could increase which can cause the value of debt securities to decline (interest rate risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

•  The fund could be unable to find a buyer for its securities (liquidity risk).

•  The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  are seeking current income, but also want to participate in equity investments

•  are looking for a less aggressive alternative to a growth-oriented portfolio

•  want a well-diversified and relatively stable investment allocation

•  need a core investment

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  are investing for a maximum return over a long time horizon

•  require a high degree of stability of your principal

6

Fund Summary  SM&R Government Bond Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class A-Fund #0126
Class B-Fund #0226

Inception Date
(Class A & B) - 1/1/99

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  Anne M. LeMire

Asst. Portfolio Manager:

  Gordon D. Dixon

Fund Portfolio Turnover:

  0.00%

NASDAQ Symbols:

SGBAX  Class A

SGBBX  Class B

Dividend Payment
Schedule:
  Monthly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Government Bond Fund (the "Government Bond Fund") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the Fund's investment adviser, normally invests at least 80% of the Government Bond Fund's assets in bonds issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes (issued by the Government National Mortgage Association), Freddie Macs (issued by the Federal Home Loan Mortgage Corporation), and Fannie Maes (issued by the Federal National Mortgage Association). This policy may not be changed without providing shareholders with at least sixty (60) days prior notice.

The Government Bond Fund generally invests primarily in medium and long term securities. The weighted average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

Securities issued by most U.S. Government agencies and instrumentalities are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. In most cases, these kinds of securities are supported only by the credit of the issuing agency, standing alone. Securities issued by the U.S. Treasury and a small number of U.S. Government agencies, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government.

PRINCIPAL RISK FACTORS

The Government Bond Fund is subject to certain investment risks, and you could lose money investing in this fund. In addition, the Government Bond Fund could underperform other investments. The principal risks of investing in the Government Bond Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  Interest rates may rise which can cause the value of debt securities to decline (interest rate risk). This risk will increase as average maturities increase (maturity risk).

•  SM&R's investment decisions (such as determining average portfolio maturity and selecting the best performing securities) could fail to achieve the desired results (investment style or management risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

•  Interest rates could rise enough to cause fewer people than expected to repay their mortgages early (extension risk).

•  Debt obligations not issued or guaranteed by the U.S. Government, its agencies or instrumentalities could be downgraded in credit rating or go into default (credit risk).

7

Fund Summary  SM&R Government Bond Fund

•  The income you receive from the fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the fund may drop as well (income risk).

•  The worldwide demand for U.S. Government securities could fall (global demand risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  are seeking income to meet current needs

•  are willing to accept moderate risk of volatility

•  are retired or nearing retirement

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  are investing for maximum return over a long time horizon

•  require absolute stability of your principal

8

Fund Summary  SM&R Money Market Fund

Fund Facts
You May Find
Helpful

Single Class:
Fund #0620

Inception Date - 1/1/99

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  Anne M. LeMire

Asst. Portfolio Manager:

  Gordon D. Dixon

NASDAQ Symbol:

  SRMXX

Dividend Payment
Schedule:
  Monthly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Money Market Fund (the "Money Market Fund") seeks the highest current income consistent with the stability of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including the following types of debt obligations: (1) U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities; (2) certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return; (3) banker's acceptances, which are short-term instruments issued by banks, generally for the purpose of financing imports or exports; (4) commercial paper, which is short-term unsecured promissory notes issued by corporations to finance short-term credit needs; (5) collateralized mortgage obligations, which are debt obligations collateralized by a portfolio of mortgages, mortgage-backed securities, or U.S. Government securities; and (6) corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and that are rated in the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Fund if any of the following occurs:

•  interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average maturities increase.

•  if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. You should keep in mind that an investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  require stability of principal

•  are seeking a mutual fund for the cash portion of an asset allocation program

•  need to "park" your money temporarily

•  are more concerned with safety of principal than with investment returns

•  are investing emergency reserves

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  want federal deposit insurance

•  are seeking an investment that is likely to outpace inflation

•  are investing for retirement or other goals that are many years in the future

•  are investing for growth or maximum current income

9

PERFORMANCE

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns for such funds by:

•  showing changes in performance from year to year,

•  showing how average annual returns compare to those of a broad measure of market performance, and

•  showing how average annual returns compare to the returns of indexes of funds with similar investment objectives.

These bar charts include the effects of fund expenses, but not sales charges and account fees. Account fees include fees such as new account set-up fees, wire redemption fees and overnight delivery fees. The returns shown would be lower if such sales charges or account fees were included.

Special Matter Affecting The Growth Fund, Equity Income Fund and Balanced Fund

Such funds, which commenced operations on December 31, 2000, are "clones" of and successors to the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc. (the "Predecessor Funds"). Accordingly, performance information for periods prior to December 31, 2000 is given for such Predecessor Funds.

Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future.

10

PERFORMANCE

Growth Fund

As indicated on page 14, the Growth Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Growth Fund, Inc., the Growth Fund's Predecessor Fund, for the periods prior to such date. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

Total Return for Class A Shares (%)

For Periods 1/1/99-12/31/08

The Growth Fund's fiscal year ends on August 31st. The Growth Fund's unannualized return (Class A) for the period from January 1, 2009 through September 30, 2009 is 19.21%.

Class A

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 1999	18.25%
Worst Quarter:	Dec. 31, 2008	(21.17)%

The next table lists the Growth Fund's average annual total returns by class over the past one, five and ten calendar years, and the returns of the S&P 500® Index and Lipper Large-Cap Core Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Growth Fund.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Large-Cap Core Index tracks the performance of the 30 largest large-cap core mutual funds, as categorized by Lipper, Inc. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Index.

Average Annual Total Returns

(for the period ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Class A
Return Before Taxes	(40.43)%	(4.63)%	(4.73)%
Return After Taxes on Distributions	(41.41)%	(5.30)%	(5.42)%
Return After Taxes on Distributions and Sale of Fund Shares	(25.49)%	(3.96)%	(3.94)%
Class B
Return Before Taxes	(40.72)%	(4.13)%	(4.69)%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	(1.38)%
Lipper Large-Cap Core Index (reflects no deduction for fees, expenses, or taxes)	(37.07)%	(2.73)%	(1.90)%

The returns in the table above include the effect of Class A's maximum applicable front-end sales charge and Class B's contingent deferred sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Prior to the Growth Fund's succession to the business of SM&R Growth Fund, Inc., SM&R Growth Fund, Inc.'s shareholders approved a new investment advisory agreement eliminating a performance fee adjustment component by which the advisory fee varied with fund performance. Accordingly, keep in mind when reviewing the performance information for the Growth Fund for years 1999 and 2000 that such performance would have been less if the performance fee adjustment had not been in effect.

11

PERFORMANCE

Equity Income Fund

As indicated on page 14, the Equity Income Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Equity Income Fund, Inc., the Equity Income Fund's Predecessor Fund, for the periods prior to such date. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

Total Return for Class A Shares (%)

For Periods 1/1/99-12/31/08

The Equity Income Fund's fiscal year ends on August 31st. The Equity Income Fund's unannualized return (Class A) for the period from January 1, 2009 through September 30, 2009 is 13.76%

Class A

	Quarter Ended	Total Return
Best Quarter:	Sept. 30, 2009	16.78%
Worst Quarter:	Dec. 31, 2008	(21.90)%

The next table lists the Equity Income Fund's average annual total returns by class over the past one, five and ten calendar years, and the returns of the S&P 500® Index and the Lipper Equity Income Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Equity Income Fund.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Equity Income Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

Average Annual Total Returns

(for the period ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Class A
Return Before Taxes	(35.94)%	(3.37)%	(2.11)%
Return After Taxes on Distributions	(37.37)%	(5.03)%	(3.46)%
Return After Taxes on Distributions and Sale of Fund Shares	(22.33)%	(3.04)%	(2.06)%
Class B
Return Before Taxes	(36.29)%	(2.78)%	(2.23)%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	(1.38)%
Lipper Equity Income Index (reflects no deduction for fees, expenses, or taxes)	(35.40)%	(1.19)%	0.50%

The returns in the table above include the effect of Class A's maximum applicable front-end sales charge and Class B's contingent deferred sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

12

PERFORMANCE

Balanced Fund

As indicated on page 14, the Balanced Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Balanced Fund, Inc., the Balanced Fund's Predecessor Fund, for the periods prior to such date. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

Total Return for Class A Shares (%)

For Periods 1/1/99-12/31/08

The Balanced Fund's fiscal year ends on August 31st. The Balanced Fund's unannualized return (Class A) for the period from January 1, 2009 through September 30, 2009 is 17.49%.

Class A

	Quarter Ended	Total Return
Best Quarter:	June 30, 2009	13.17%
Worst Quarter:	Dec. 31, 2008	(16.97)%

The next table lists the Balanced Fund's average annual total returns by class over the past one, five and ten calendar years, and the returns of the S&P 500® Index and the Lipper Balanced Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Balanced Fund.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Balanced Fund Index tracks the performance of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio of such funds typically ranges around 60%/40%.

Average Annual Total Returns

(for the period ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Class A
Return Before Taxes	(32.93)%	(3.71)%	(0.44)%
Return After Taxes on Distributions	(34.09)%	(4.92)%	(1.85)%
Return After Taxes on Distributions and Sale of Fund Shares	(20.66)%	(3.45)%	(0.89)%
Class B
Return Before Taxes	(33.47)%	(3.21)%	(0.29)%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	(1.38)%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)	(26.18)%	0.12%	1.53%

The returns in the table above include the effect of Class A's maximum applicable front-end sales charge and Class B's contingent deferred sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

13

PERFORMANCE

Government Bond Fund

The following bar chart for Class A (inception of class 1/1/99) shows the annual total returns (%) for such class of the Government Bond Fund for the last ten calendar years. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

Total Return for Class A Shares (%)

For Periods 1/1/99-12/31/08

The Government Bond Fund's fiscal year ends on August 31st. The Government Bond Fund's unannualized return (Class A) for the period from January 1, 2009 through September 30, 2009 is (0.21)%.

Class A

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 2008	4.56%
Worst Quarter:	June 30, 2004	(2.41)%

The next table lists the Government Bond Fund's average annual total returns by class over the past one, five and ten calendar years, and the returns of the Lipper General U.S. Government Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Government Bond Portfolio.

The Lipper General U.S. Government Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 65% of fund assets in U.S. Government and Agency issues.

Average Annual Total Returns

(for the period ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Class A
Return Before Taxes	2.77%	3.25%	4.15%
Return After Taxes on Distributions	1.66%	2.12%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares	1.67%	2.09%	2.62%
Class B
Return Before Taxes	4.01%	3.73%	4.16%
Lipper General U.S. Government Fund Index (reflects no deduction for fees, expenses, or taxes)	5.80%	4.29%	4.83%

The returns in the table above include the effect of Class A's maximum applicable front-end sales charge and Class B's contingent deferred sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

14

PERFORMANCE

Money Market Fund

The following bar chart for the Money Market Fund (inception date 1/1/99) shows the annual total returns (%) for the past ten calendar years.

The Money Market Fund's fiscal year ends on August 31st. The Money Market Fund's unannualized return for the period from January 1, 2009 through September 30, 2009 is 0.01%.

	Quarter Ended	Total Return
Best Quarter:	Sept. 30, 2000	1.52%
Worst Quarter:	June. 30, 2009	0.00	%*

*The Money Market Fund's worst quarter return of 0.00% also occurred for the quarter ended September 30, 2009.

The next table lists the Money Market Fund's average annual total return for the past one, five and ten calendar years, and the returns of the Lipper Money Market Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Money Market Fund. To obtain the Money Market Fund's current 7-day yield, call toll-free 1-800-231-4639. At the bottom of the table you can compare this performance of the Money Market Fund with the Lipper Money Market Fund Index.

The Lipper Money Market Fund Index is an index comprised of 30 component funds (component funds are derived based on the year-end total net assets, with the largest funds making up the index) that invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Average Annual Total Returns

(for the period ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Money Market Fund	1.83%	2.90%	3.03%
Lipper Money Market Fund Index	2.41%	3.01%	3.14%

15

EXPENSES OF THE FUNDS

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)		Maximum Deferred Sales Charge (as a percentage of the lesser of the offering price or redemption value)		Wire Redemption Fees on Redemptions less than $10,000	Maximum Account Fees (custodian fee applicable to tax deferred accounts only)
SM&R Equity Funds:
Growth Fund
Class A	5.00	%(1)	(3)		$20.00	$10.00
Class B	NONE		5.00	%(5)	$20.00	$10.00
Equity Income Fund
Class A	5.00	%(1)	(3)		$20.00	$10.00
Class B	NONE		5.00	%(5)	$20.00	$10.00
Balanced Fund
Class A	5.00	%(1)	(3)		$20.00	$10.00
Class B	NONE		5.00	%(5)	$20.00	$10.00
SM&R Fixed Income Funds:
Government Bond Fund
Class A	4.75	%(2)	(3)		$20.00	$10.00
Class B	NONE		3.00	%(4)	$20.00	$10.00
Money Market Fund	NONE		NONE		$20.00	$10.00

Please see footnotes on page 18.

16

EXPENSES OF THE FUNDS

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)(6)

	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(7)	Total Annual Fund Operating Expenses(8)
SM&R Equity Funds:
Growth Fund
Class A	0.75%	0.25%	0.67%	1.67%
Class B	0.75%	0.75%	1.04%	2.54%
Equity Income Fund
Class A	0.75%	0.25%	0.59%	1.59%
Class B	0.75%	0.75%	0.76%	2.26%
Balanced Fund
Class A	0.75%	0.25%	0.74%	1.74%
Class B	0.75%	0.75%	0.98%	2.48%
SM&R Fixed Income Funds:
Government Bond Fund
Class A	0.50%	0.25%	0.76%	1.51%
Class B	0.50%	0.75%	1.17%	2.42%
Money Market Fund	0.25%	—	0.39%	0.64%

Please see footnotes on page 18.

17

EXPENSES OF THE FUNDS

Footnotes to Fees and Expenses

(1)  You pay a sales charge of 5.00% on initial investments in Class A shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial investments of at least $500,000 but less than $1 million; and zero on initial investments of $1 million or more.

(2)  You pay a sales charge of 4.75% on initial investments in Class A shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial investments of at least $500,000 but less than $1 million; and zero on initial investments of $1 million or more.

(3)  Purchases of $1 million or more of Class A shares may be made without an initial sales charge. Redemptions of such shares within the first thirteen months after purchase, however, will be subject to a contingent deferred sales charge of 1.00%.

(4)  The maximum 3.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 2.00% during the second year, 1.00% during the third year, and zero during the fourth year and thereafter.

(5)  The maximum 5.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4.00% during the second year, 3.00% during the third year, 2.00% during the fourth year, 1.00% during the fifth year, and zero during the sixth year and thereafter.

(6)  The "Management Fees" and "Other Expenses" shown for the Funds are for the fiscal year ended August 31, 2009.

(7)  These expenses include administrative services fees, audit fees, directors fees, shareholder reporting and miscellaneous expenses.

(8)  The Fund's manager, Securities Management and Research, Inc. ("SM&R"), has voluntarily agreed to reimburse the funds to the extent that total annual fund operating expenses, as a percentage of average daily net assets, exceed the amounts shown in the following table. This arrangement extends until December 31, 2010 and may be terminated at any time thereafter by SM&R. Refer to "Reimbursements and Waivers" on page 29 of this prospectus for more information.

Voluntary Expense Reimbursement of the Funds

Annual Fund Operating Expenses

Total Expenses after voluntary waivers, if any
Growth Fund
Class A	1.36%
Class B	1.86%
Equity Income Fund
Class A	1.26%
Class B	1.76%
Balanced Fund
Class A	1.30%
Class B	1.80%
Government Bond Fund
Class A	0.73%
Class B	1.23%

SM&R is waiving or reimbursing all or a portion of its fees due from the Money Market Fund to prevent such fund's net yield from decreasing below zero. Including such current voluntary fee waivers and/or expense reimbursements, total annual operating expenses were 0.31% for the Money Market Fund. SM&R may cease these voluntary waivers and/or reimbursements for the Money Market Fund at any time.

18

EXAMPLE OF FUND EXPENSES

Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The left side of the table assumes that you redeem all of your shares at the end of those periods. The right side of the table assumes that you keep your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years(2)	1 Year	3 Years	5 Years	10 Years(2)
SM&R EQUITY FUNDS:(1)
Growth Fund
Class A	$661	$1,000	$1,362	$2,377	$661	$1,000	$1,362	$2,377
Class B	257	791	1,350	2,662	757	1,091	1,450	2,662
Equity Income Fund
Class A	654	977	1,322	2,295	654	977	1,322	2,295
Class B	229	706	1,210	2,427	729	1,006	1,310	2,427
Balanced Fund
Class A	668	1,021	1,397	2,449	668	1,021	1,397	2,449
Class B	251	773	1,321	2,634	751	1,073	1,421	2,634
SM&R FIXED INCOME FUNDS:(1)
Government Bond Fund
Class A	621	930	1,260	2,191	621	930	1,260	2,191
Class B	245	755	1,291	2,531	545	855	1,291	2,531
Money Market Fund	65	205	357	798	65	205	357	798

(1) The expenses shown do not reflect fees waived or expenses assumed by SM&R on a voluntary basis. Refer to "Reimbursements and Waivers" on page 29 of this prospectus for more details about fees waived or expenses assumed by SM&R on a voluntary basis.

(2) Class B expenses for years 9 and 10 are based on Class A expenses since Class B shares automatically convert to Class A shares after 8 years.

19

ADDITIONAL EXPLANATION OF RISK FACTORS

Common Risk Factors
of the SM&R Funds

Please remember that mutual fund shares are:

• Not guaranteed to achieve their investment goal

• Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

• Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R fund could fluctuate in value over time and could result in a loss of money.

Risk Factors Specific to One or More
of the SM&R Funds

IMPORTANT

The following factors may affect the value of your investment in one or more of the SM&R funds.

Market Risk

Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. This market risk will affect a fund's net asset value per share, which will fluctuate as the values of such fund's portfolio securities change. You can lose money by investing in the funds, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. The SM&R funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. Market risk is common to all stocks and bonds and the mutual funds that invest in them and applies to all of the SM&R funds.

Investment Style or Management Risk

Investment style or management risk is the risk that the investment strategy of the SM&R funds' investment adviser may not produce the intended results or that securities that fit the desired investment style do worse than securities that fit other investment manager's investment styles. This risk also involves the possibility that the investment adviser will fail to execute an investment strategy effectively. Portfolio managers may decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessments of the future growth prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (i.e., do not grow in value), that fund could underperform its peers or lose money. Investment style or management risk is common to all mutual funds and applies to all of the SM&R funds.

Credit Risk

Credit risk is the risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. This risk applies to all of the funds, but may have a greater impact on the Balanced Fund, Equity Income Fund, and Money Market Fund. The Growth Fund is permitted to invest in "junk" bonds. Junk bonds have additional risks, including limitations on the Growth Fund's ability to resell the lower-rated debt securities and less readily available market quotations for such securities.

Interest Rate Risk

Interest rate risk is the risk that the market value of an income-bearing investment will decline due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values. This risk applies to all of the funds, but may have a greater impact on the Government Bond Fund and Money Market Fund, (together the "SM&R Fixed Income Funds"), Balanced Fund, and Equity Income Fund.

20

ADDITIONAL EXPLANATION OF RISK FACTORS

Growth Stock Risk

The returns of a fund concentrating on growth stocks tend to vary more widely over time than those of funds that focus on value stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Growth stock risk applies primarily to the Growth Fund, Equity Income Fund, and Balanced Fund (collectively the "SM&R Equity Funds").

Liquidity Risk

Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies primarily to the SM&R Equity Funds and Money Market Fund.

Call Risk

Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. This risk applies primarily to the Balanced Fund.

Maturity Risk

Maturity risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce, say, an extra 1 percent per annum, it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. This risk applies primarily to the Balanced Fund, the Government Bond Fund, the Money Market Fund, and the Equity Income Fund.

Convertible Securities

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Risks associated with convertible securities apply to the SM&R Equity Funds.

Preferred Stocks

Because preferred stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. Some companies issue preferred stocks that are convertible into their common stocks. Linked to the common stock in this way, convertible preferred stocks go up and down in price as the common stock does, adding to their market risk. Risks associated with preferred stocks apply primarily to the Growth Fund, and Equity Income Fund.

Extension Risk

Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. This risk applies primarily to the Government Bond Fund.

Other Risks

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, terrorism and other factors beyond the control of the funds management.

21

ADDITIONAL EXPLANATION OF RISK FACTORS

Recent Events

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short-term volatility of the SM&R Equity Funds.

In addition, the fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on a fund's investments and hamper a fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. This risk applies to all of the funds, but may have a greater impact on the SM&R Fixed Income Funds, the Balanced Fund, and the Equity Income Fund.

SM&R Equity Funds'
Temporary Defensive Measures

During unfavorable market conditions, each of the SM&R Equity Funds may, but are not required to, make temporary investments that are not consistent with such funds' investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds, repurchase agreements, or money market instruments, and where permitted by this prospectus or the statement of additional information, investing in derivatives or other instruments. If a fund takes such defensive measures, it may not achieve its investment objectives.

Other securities that each of such funds may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

22

CHOOSING A SHARE CLASS THAT BEST SUITS YOU

SM&R Investments, Inc. offers five separate funds in this prospectus. One of such funds, the Money Market Fund is a single-class fund. The other four of such funds offer two different retail share classes in this prospectus, each with its own sales charge and distribution and service (12b-1) fee structures. Each class represents an interest in the same fund. In addition to choosing an SM&R fund, you should also select a share class of such fund that best suits your needs. You need to pay particularly close attention to this fee structure when selecting the class best suited for your needs. You should consider the factors below before investing. Your representative can help you.

EQUITY FUNDS AND GOVERNMENT BOND FUND

	Class A (Front-End Load)	Class B (Back-End Load)
Front-End Sales Charge	•Front-end sales charges, as described below except on purchases of $1 million or more. There are several ways to reduce these charges, also described below.	•No front-end sales charge; all your money goes to work for you right away

Annual Expenses	•Lower annual expenses than Class B shares	•Higher annual expenses than Class A shares

Contingent Deferred Sales Charge	•On share purchases of $1 million and over, on which there is no "front-end" load, a contingent deferred sales charge on any of such shares you sell within thirteen months of purchase as described below.	•A contingent deferred sales charge on any shares of the SM&R Equity Funds you sell within five (5) years of purchase, as described below
•A contingent deferred sales charge on any shares of the SM&R Government Bond Fund you sell within three (3) years of purchase, as described below

	Class A (Front-End Load)	Class B (Back-End Load)
12b-1 Fee	•12b-1 fee of 0.25% of average net assets for the Growth Fund, Equity Income Fund, Balanced Fund, and Government Bond Fund	•12b-1 fee of 0.75% of average net assets for the Growth Fund, Equity Income Fund, Balanced Fund, and Government Bond Fund

Conversion of Shares		•Class B shares of the Equity Funds and Government Bond Fund are automatically converted to Class A shares after eight (8) years, thus reducing future annual expenses.

Maximum Purchase Amounts		•Purchase amounts for Class B shares are limited to amounts less than $100,000

Appropriateness	•Generally more appropriate for long-term investors	•Class B shares with a "back-end" load are generally appropriate for investors who may be averse to an up-front sales charge and are willing to pay a back-end sales charge and a higher 12b-1 fee for the first eight years. (see conversion of shares above)

(All classes may not be available in all states)

For expenses of Class A and B Shares, see the Fees and Expenses of the Funds earlier in this prospectus.

The Money Market Fund consist of a single class of shares offered at net asset value and does not impose any sales charges or distribution and service (12b-1) fees.

23

SALES CHARGE REDUCTIONS AND WAIVERS

CLASS A SALES CHARGES

•  Growth Fund, Equity Income Fund, or Balanced Fund, — If you select Class A shares of these funds, you pay a "front-end" sales charge of up to 5.00%. The sales charge is a percentage of the offering price, which includes the sales charge, as shown in the following table:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charges as a % of Net Amount Invested
Less than $50,000	5.0%	5.3%
$50,000 but less than $100,000	4.5%	4.7%
$100,000 but less than $250,000	3.5%	3.6%
$250,000 but less than $500,000	2.5%	2.6%
$500,000 but less than $1,000,000	1.5%	1.5%
$1,000,000 and over	See below	None

•  Government Bond Fund — If you select Class A shares of this fund, you pay a "front-end" sales charge of up to 4.75%. The sales charge is a percentage of the offering price, which includes the sales charge, as shown in the following table:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charges as a % of Net Amount Invested
Less than $50,000	4.75%	4.9%
$50,000 but less than $100,000	4.5%	4.7%
$100,000 but less than $250,000	3.5%	3.6%
$250,000 but less than $500,000	2.5%	2.6%
$500,000 but less than $1,000,000	1.5%	1.5%
$1,000,000 and over	See below	None

INVESTMENTS OF $1 MILLION OR MORE

Although no "front-end" sales charge applies to purchases of $1 million and over, you will pay a contingent deferred sales charge (CDSC) of 1.00% of the net asset value if you redeem your shares within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described under "CLASS B SALES CHARGES" below.

WAYS TO REDUCE YOUR CLASS A SALES CHARGE

You can reduce your sales charge on purchases of Class A of the funds, through one or more of the following programs.

(1)  Discounts Through Concurrent Purchases. To qualify for a reduced sales charge on Class A and Class T shares (which are not offered in this prospectus), you may combine concurrent purchases of Class T shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

  (1)  Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

  (2)  A trustee or fiduciary of a single trust estate or single fiduciary account;

  (3)  Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

  (4)  Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

(2)  Discounts Through a Right of Accumulation. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value for the shares you already own may be "accumulated" — i.e., combined together with the dollar amount being invested — to achieve quantities eligible for discount.

24

SALES CHARGE REDUCTIONS AND WAIVERS

(3)  Letter of Intent (LOI). You may qualify for a reduced sales charge on purchases of Class A and Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class A and Class T shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of a Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation of the part of the investor to purchase or the funds to sell the full amount of shares specified.

Contact your registered representative or SM&R at 1-800-231-4639 if you think you may qualify for these services.

Eligible Net Asset Value Purchasers

If you qualify under one of the categories below, you may purchase Class A shares without a "front-end" sales charge (at net asset value):

Applicable to All Funds

  (a)  persons purchasing shares for a federal or state sponsored post-secondary education funding program;

  (b)  persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market Fund);

  (c)  policyholders of American National subsidiaries that have entered into a net asset value agreement with SM&R;

  (d)  members of any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 50 persons;

  (e)  registered representatives and employees of dealers who have entered into mutual fund sales or distribution agreements with SM&R and members of the immediate family (including spouse, children, parents and parents of spouse) provided that purchases at net asset value are permitted by the policies of the dealer;

  (f)  any other persons that have been determined by the Board of Directors (or by the distributor based on guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the funds.

You have the sole responsibility of notifying the fund that you intend to qualify under one of these categories.

You will be eligible for net asset value purchases ONLY if you qualify in one of the above sections and if you purchase shares directly from SM&R. If you purchase such shares through a registered representative of SM&R or another financial securities representative, you will have to pay the full "front-end" sales charge on your initial purchase. You will also pay such sales charge on all subsequent purchases unless you notify SM&R that you wish to purchase shares directly from SM&R rather than through your registered representative or your financial services representative for services provided.

Each of the funds may terminate or change the terms of any waiver of sales charges at any time.

CLASS B SALES CHARGES

You can purchase Class B shares at net asset value, without any initial sales charge. However, there is a Contingent Deferred Sales Charge (CDSC) on shares you sell, the amount of which depends on the number of years since such purchase.

•  Growth Fund, Equity Income Fund, or Balanced Fund — If you sell Class B shares of these funds

25

SALES CHARGE REDUCTIONS AND WAIVERS

within five years after buying them, you will pay the CDSC shown in the following table:

Years Since Purchase	Contingent Deferred Sales Charge (as a % of offering price at the time of purchase)
Year 1	5.00%
Year 2	4.00%
Year 3	3.00%
Year 4	2.00%
Year 5	1.00%
Year 6+	None

•  Government Bond Fund — If you sell Class B shares of this fund within three years after buying them, you will pay the CDSC shown in the following table:

Years Since Purchase	Contingent Deferred Sales Charge (as a % of offering price at the time of purchase)
Year 1	3.00%
Year 2	2.00%
Year 3	1.00%
Year 4	None

Computing CDSC

If the net asset value of shares being redeemed has increased since you bought them, we do not impose a CDSC on the increase in net asset value. We also do not impose a CDSC on shares bought with reinvested dividends or capital gain distributions.

We will minimize any applicable CDSC by assuming that an investor —

  (i)  first redeems Class B shares bought through reinvested dividends and capital gains distributions, and

  (ii)  next redeems Class B shares held the longest.

CLASS B WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on the following redemptions of Class B shares:

(1)  12% Free Amount. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of the account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan. (Remember that the CDSC does not apply to appreciation and reinvested dividends. Redemptions from appreciation and reinvested dividends, which occur first, do not count toward the 12% free amount.)

(2)  Death or Disability. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:

  (a)  the disability began after the shares were purchased;

  (b)  SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or post-purchase disability;

  (c)  the redemptions are made within one year following death or initial determination of disability; and

  (d)  the shares were held at the time of death or initial determination of disability.

For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

(3)  Qualified Plan Distributions. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

  (a)  required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;

  (b)  tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more of the SM&R funds;

  (c)  tax-free returns of excess contributions or returns of excess deferral amounts; and

  (d)  distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

26

SALES CHARGE REDUCTIONS AND WAIVERS

(4)  Small Accounts. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).

(5)  The Adviser. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

You may access the above information regarding sales charges, breakpoint discounts and purchases of fund shares free of charge and in a clear and prominent format on our website at www.smrinvest.com/ FundInformation/default.asp#ChooseClass, and by following the appropriate hyperlink to the specific share class applicable to your investment.

DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEE

Classes A and B of the funds pay SM&R, the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. Because distribution and/or shareholder servicing (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a fund, as follows:

•  For the Growth Fund, Equity Income Fund, Balanced Fund, and Government Bond Fund:

Class	Distribution Fee	Service Fee	Total 12b-1 Fee
Class A Shares (Front-End Load)	0.25%	—	0.25%
Class B Shares (Back-End Load (CDSC))	0.50%	0.25%	0.75%

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of the Class A and B shares. The service fee is for providing ongoing servicing to shareholders of the Class B shares. These fees compensate SM&R, or enable SM&R to compensate other persons (including distributors of the shares), for providing such services.

27

THE SM&R FUNDS AND THEIR MANAGEMENT

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, League City, Texas 77573, the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

The funds pay SM&R an investment advisory fee, which is calculated daily for each fund and paid monthly. The advisory agreements between SM&R and the funds spell out the management fee and other expenses that the funds must pay.

The Growth Fund, Equity Income Fund and Balanced Fund each pay an advisory fee to SM&R calculated as follows:

On the Portion of Such Funds' Average Daily Net Assets	Advisory Fee Annual Rate
Not exceeding $100,000,000	0.750%
Exceeding $100,000,000 but not exceeding $200,000,000	0.625%
Exceeding $200,000,000 but not exceeding $300,000,000	0.500%
Exceeding $300,000,000	0.400%

The Government Bond Fund pays an advisory fee to SM&R calculated as follows:

Average Daily Net Assets of Each Fund	Annual Percentage Rate
Not exceeding $100,000,000	0.50%
Exceeding $100,000,000 but not exceeding $300,000,000	0.45%
Exceeding $300,000,000	0.40%

The Money Market Fund pays an annual advisory fee to SM&R equal to 0.25% of the fund's average daily net assets.

After applicable fee waivers, SM&R received total advisory fees, if any, during the past fiscal year, as follows:

Fund	Advisory Fees as a % of Average Daily Net Assets
SM&R EQUITY FUNDS:
Growth Fund
Class A	0.46%
Class B	0.09%
Equity Income Fund
Class A	0.44%
Class B	0.26%
Balanced Fund
Class A	0.33%
Class B	0.08%
SM&R FIXED INCOME FUNDS:
Government Bond Fund
Class A	—
Class B	—
Money Market Fund	—

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund's annual report dated August 31, 2009.

Administrative Services

Each of the funds pays SM&R an administrative service fee under administrative service agreements between the Fund and SM&R. These agreements state that each of the funds will pay SM&R for non-investment related management, executive, administrative, transfer agent, and operation services to the funds. The administrative service fee for all funds is calculated as follows:

On the Portion of the Funds' Average Daily Net Assets	Administrative Service Fee Annual Rate
Not exceeding $100,000,000	0.25%
Exceeding $100,000,000 but not exceeding $200,000,000	0.20%
Exceeding $200,000,000 but not exceeding $300,000,000	0.15%
Exceeding $300,000,000	0.10%

28

THE SM&R FUNDS AND THEIR MANAGEMENT

Reimbursements and Waivers

In the administrative service agreements with the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, and Money Market Fund, SM&R has agreed to pay (or to reimburse each such fund for) each such fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of each such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

In order to improve the yield and total return of one or more of the funds, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund, while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in an administrative service agreement, may be rescinded by SM&R at any time without notice to investors. Until December 31, 2010, SM&R has voluntarily agreed to reimburse expenses incurred by the Growth, Equity Income, Balanced, and Government Bond Funds to the extent that total expenses exceed average daily net assets as follows: 1.36% for the Growth Fund — Class A, 1.86% for the Growth Fund — Class B, 1.26% Equity Income Fund — Class A, 1.76% for the Equity Income Fund — Class B, 1.30% for the Balanced Fund — Class A, 1.80% for the Balanced Fund — Class B, 0.73% for the Government Bond Fund — Class A, and 1.23% for the Government Bond Fund — Class B.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

The Statement of Additional Information contains additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

Growth Fund, Equity Income Fund and Balanced Fund

Anne M. LeMire, Portfolio Manager and Co-Portfolio Manager. Ms. LeMire is Vice President, Head of Fixed Income for Securities Management and Research, Inc. ("SM&R"), Senior Securities Analyst/Portfolio Manager since 2003 and is a member of the investment committee. She is the Portfolio Manager for the Growth Fund and Co-Portfolio Manager of the Balanced Fund since May 2006. She is also Portfolio Manager for the Government Bond and Money Market Funds since 2001. She was Assistant Portfolio Manager for these funds from 2000 to 2001. She is also Portfolio Manager for the American National Growth Portfolio and Co-Portfolio Manager of the American National Balanced Portfolio since May 2006, each of which are portfolios of American National Investment Accounts, Inc. ("ANIA"). She also served as Assistant Portfolio Manager for these portfolios from 2000 to 2001. ANIA is another investment company fund managed by SM&R, which is used exclusively for variable contracts issued by American National Insurance Company. Ms. LeMire began with SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. Before joining SM&R, she held an auditing position at the University of Texas Medical Branch. She is a Chartered Financial Analyst.

John S. Maidlow, Portfolio Manager and Co-Portfolio Manager. Mr. Maidlow is Vice President, Head of Portfolio Management for SM&R since 2003, Portfolio Manager for Private Advisory Clients since 1998, and is a member of the investment committee. Mr. Maidlow is the Portfolio Manager of the Equity Income Fund and Co-Portfolio Manager of the Balanced Fund since May 2006, and Portfolio Manager of ANIA's American National Equity Income Portfolio and Co-Portfolio Manager of ANIA's American National Balanced Portfolio since May 2006. He was Portfolio Manager of the Money Market Fund and ANIA's American National Money Market Portfolio from 2000-2002, and he was Assistant Portfolio Manager of the Money Market Fund and ANIA's American

29

THE SM&R FUNDS AND THEIR MANAGEMENT

National Money Market Portfolio from 1998-2000. Mr. Maidlow graduated from the University of Texas, Austin, Texas, with a BBA in Finance in 1979 and from Baylor University, Waco, Texas with a Masters of Business Administration in 1997. He is a Chartered Financial Analyst.

Mr. Darren W. King, Assistant Portfolio Manager. Mr. King is Senior Securities Analyst and Portfolio Manager, SM&R, since May 2006 and is a member of the investment committee. Mr. King is Assistant Portfolio Manager for the Growth, Equity Income and Balanced Funds since May 2006. He is also Assistant Portfolio Manager for ANIA's American National Growth, Equity Income and Balanced Portfolios since May 2006. Mr. King began his investment career with FCA Corporation as an Associate Financial Planner from 1997-1999 and with Woodway Financial Advisors as Senior Portfolio Manager and Investment Officer from 1999-2006. He graduated from Knox College, Galesburg, Illinois, with a Bachelor of Arts in 1994 and from Texas Tech University, Lubbock, Texas, with a Masters of Business Administration — General Business Concentration in 1997. Mr. King is a Chartered Financial Analyst.

Government Bond Fund and Money Market Fund

Anne M. LeMire, Portfolio Manager and Co-Portfolio Manager. (see above)

Gordon D. Dixon, Assistant Portfolio Manager. Mr. Dixon is a Director, Senior Vice President and Chief Investment Officer of SM&R, and a member of the investment committee. He is Assistant Portfolio Manager for the Government Bond and Money Market Funds since 2001. He was previously Assistant Portfolio Manager for the Growth, Equity Income and Balanced Funds from 2001 to May 2006 and was previously Portfolio Manager and Co-Portfolio Manager of such funds. Mr. Dixon also serves as Assistant Portfolio Manager of ANIA's Money Market Portfolio since 2001. He was previously Assistant Portfolio Manager for the Growth, Equity Income and Balanced Funds and ANIA's American National Growth, Equity Income and Balanced Portfolios from 2001-2006. Mr. Dixon graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. He began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979, he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy, where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

30

FINANCIAL HIGHLIGHTS

GROWTH FUND

The following financial highlights table is intended to help you understand the Growth Fund's financial performance of Classes A and B for the past five years. Certain information reflects financial results for a single share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 have been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Class A Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$4.06	$4.83	$4.31	$4.09	$3.79
Investment income (loss)—net	0.04	0.04	0.02	0.01	0.04
Net realized and unrealized gain (loss) on investments	(0.83)	(0.64)	0.67	0.23	0.30
Total from Investment Operations	(0.79)	(0.60)	0.69	0.24	0.34
Less Distributions from
Investment income—net	(0.04)	(0.05)	(0.02)	(0.02)	(0.04)
Capital gains	(0.21)	(0.12)	(0.15)	—	—
Total Distributions	(0.25)	(0.17)	(0.17)	(0.02)	(0.04)
Net Asset Value, End of Year	$3.02	$4.06	$4.83	$4.31	$4.09
Total Return(1)	(18.56)%	(12.73)%	16.16%	6.00%	9.05%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$2,716	$3,786	$5,698	$5,620	$6,154
Ratio of expenses with reimbursement to average net assets(2)	1.36%	1.36%	1.36%	1.36%	1.36%
Ratio of expenses without reimbursement to average net assets	1.67%	1.63%	1.47%	1.66%	1.69%
Ratio of net investment income (loss) to average net assets	1.22%	1.03%	0.34%	0.52%	1.03%
Portfolio turnover rate	11.84%	11.15%	23.79%	56.05%	24.18%

	Class B Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$3.97	$4.73	$4.22	$4.00	$3.72
Investment income (loss)—net	(0.04)	(0.05)	(0.04)	—	0.02
Net realized and unrealized gain (loss) on investments	(0.75)	(0.57)	0.70	0.23	0.29
Total from Investment Operations	(0.79)	(0.62)	0.66	0.23	0.31
Less Distributions from
Investment income—net	(0.02)	(0.02)	—	(0.01)	(0.03)
Capital gains	(0.21)	(0.12)	(0.15)	—	—
Total Distributions	(0.23)	(0.14)	(0.15)	(0.01)	(0.03)
Net Asset Value, End of Year	$2.95	$3.97	$4.73	$4.22	$4.00
Total Return(1)	(19.01)%	(13.37)%	15.89%	5.71%	8.27%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$786	$1,423	$2,863	$3,218	$3,456
Ratio of expenses with reimbursement to average net assets(2)	1.86%	1.86%	1.86%	1.86%	1.86%
Ratio of expenses without reimbursement to average net assets	2.54%	2.24%	2.03%	2.24%	2.20%
Ratio of net investment income (loss) to average net assets	0.72%	0.56%	(0.17)%	0.02%	0.52%
Portfolio turnover rate	11.84%	11.15%	23.79%	56.05%	24.18%

  (1)  Does not include the effect of sales charges.

  (2)  Until December 31, 2010, the Fund's Adviser elected to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B. See page 29, "Reimbursements and Waivers".

31

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND

The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance of Classes A and B for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Class A Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$19.26	$23.40	$23.12	$23.22	$22.11
Investment income (loss)—net	0.40	0.48	0.64	0.45	0.35
Net realized and unrealized gain (loss) on investments	(4.20)	(2.75)	1.71	1.70	1.68
Total from Investment Operations	(3.80)	(2.27)	2.35	2.15	2.03
Less Distributions from
Investment income—net	(0.46)	(0.53)	(0.68)	(0.40)	(0.39)
Capital gains	(1.15)	(1.34)	(1.39)	(1.85)	(0.53)
Total Distributions	(1.61)	(1.87)	(2.07)	(2.25)	(0.92)
Net Asset Value, End of Year	$13.85	$19.26	$23.40	$23.12	$23.22
Total Return(1)	(18.71)%	(10.34)%	10.31%	9.89%	9.25%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$5,113	$7,150	$10,524	$9,269	$9,088
Ratio of expenses with reimbursement to average net assets(2)	1.26%	1.26%	1.26%	1.26%	1.26%
Ratio of expenses without reimbursement to average net assets	1.59%	1.49%	1.43%	1.54%	1.50%
Ratio of net investment income to average net assets	3.09%	2.47%	2.57%	2.00%	1.53%
Portfolio turnover rate	6.07%	11.88%	11.40%	47.59%	18.45%

	Class B Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$18.58	$22.63	$22.33	$22.49	$21.46
Investment income (loss)—net	0.22	0.15	0.40	0.29	0.23
Net realized and unrealized gain (loss) on investments	(3.94)	(2.42)	1.84	1.69	1.61
Total from Investment Operations	(3.72)	(2.27)	2.24	1.98	1.84
Less Distributions from
Investment income—net	(0.39)	(0.44)	(0.55)	(0.29)	(0.28)
Capital gains	(1.15)	(1.34)	(1.39)	(1.85)	(0.53)
Total Distributions	(1.54)	(1.78)	(1.94)	(2.14)	(0.81)
Net Asset Value, End of Year	$13.32	$18.58	$22.63	$22.33	$22.49
Total Return(1)	(19.11)%	(10.72)%	10.20%	9.40%	8.64%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$1,770	$2,863	$5,373	$6,759	$7,744
Ratio of expenses with reimbursement to average net assets(2)	1.76%	1.76%	1.76%	1.76%	1.76%
Ratio of expenses without reimbursement to average net assets	2.26%	2.09%	1.95%	2.06%	2.05%
Ratio of net investment income to average net assets	2.62%	1.98%	2.09%	1.45%	1.04%
Portfolio turnover rate	6.07%	11.88%	11.40%	47.59%	18.45%

(1)  Does not include the effect of sales charges.

(2)  Until December 31, 2010, the Fund's Adviser elected to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B. See page 29, "Reimbursement Waivers".

32

FINANCIAL HIGHLIGHTS

BALANCED FUND

The following financial highlights table is intended to help you understand the Balanced Fund's financial performance of Classes A and B for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Class A Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$16.28	$18.37	$17.91	$18.19	$17.60
Investment income—net	0.32	0.29	0.36	0.32	0.35
Net realized and unrealized gain (loss) on investments	(2.45)	(1.72)	1.57	0.50	0.65
Total from Investment Operations	(2.13)	(1.43)	1.93	0.82	1.00
Less Distributions from
Investment income—net	(0.34)	(0.33)	(0.37)	(0.31)	(0.35)
Capital gains	(0.70)	(0.33)	(1.10)	(0.79)	(0.06)
Total Distributions	(1.04)	(0.66)	(1.47)	(1.10)	(0.41)
Net Asset Value, End of Year	$13.11	$16.28	$18.37	$17.91	$18.19
Total Return(1)	(12.15)%	(8.01)%	11.09%	4.65%	5.73%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$2,768	$3,174	$4,376	$4,430	$5,030
Ratio of expenses with reimbursement to average net assets(2)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses without reimbursement to average net assets	1.74%	1.67%	1.54%	1.71%	1.73%
Ratio of net investment income to average net assets	2.49%	1.88%	1.93%	1.90%	1.85%
Portfolio turnover rate	10.71%	19.79%	8.35%	21.82%	23.18%

	Class B Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$16.47	$18.56	$18.08	$18.37	$17.78
Investment income—net	0.21	0.09	0.21	0.24	0.25
Net realized and unrealized gain (loss) on investments	(2.45)	(1.63)	1.67	0.51	0.66
Total from Investment Operations	(2.24)	(1.54)	1.88	0.75	0.91
Less Distributions from
Investment income—net	(0.28)	(0.22)	(0.30)	(0.25)	(0.26)
Capital gains	(0.70)	(0.33)	(1.10)	(0.79)	(0.06)
Total Distributions	(0.98)	(0.55)	(1.40)	(1.04)	(0.32)
Net Asset Value, End of Year	$13.25	$16.47	$18.56	$18.08	$18.37
Total Return(1)	(12.77)%	(8.48)%	10.70%	4.20%	5.15%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$909	$1,235	$2,171	$2,772	$3,095
Ratio of expenses with reimbursement to average net assets(2)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of expenses without reimbursement to average net assets	2.48%	2.31%	2.07%	2.24%	2.23%
Ratio of net investment income to average net assets	2.00%	1.38%	1.43%	1.40%	1.36%
Portfolio turnover rate	10.71%	19.79%	8.35%	21.82%	23.18%

(1)  Does not include the effect of sales charges.

(2)  Until December 31, 2010, the Fund's Adviser elected to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B. See page 29, "Reimbursements and Waivers".

33

FINANCIAL HIGHLIGHTS

GOVERNMENT BOND FUND

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance of Classes A and B for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Class A Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.65	$10.40	$10.30	$10.50	$10.56
Investment income—net	0.29	0.36	0.42	0.36	0.25
Net realized and unrealized gain (loss) on investments	0.23	0.25	0.10	(0.20)	(0.06)
Total from Investment Operations	0.52	0.61	0.52	0.16	0.19
Less Distributions from
Investment income—net	(0.29)	(0.36)	(0.42)	(0.36)	(0.25)
Capital gains	—	—	—	—	(0.00)*
Total Distributions	(0.29)	(0.36)	(0.42)	(0.36)	(0.25)
Net Asset Value, End of Year	$10.88	$10.65	$10.40	$10.30	$10.50
Total Return(1)	4.91%	5.93%	5.15%	1.57%	1.93%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$1,252	$1,137	$1,067	$976	$1,036
Ratio of expenses with reimbursement to average net assets(2)	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses without reimbursement to average net assets	1.51%	1.76%	1.76%	2.19%	2.32%
Ratio of net investment income to average net assets	2.64%	3.41%	4.06%	3.46%	2.43%
Portfolio turnover rate	0.00%	26.83%	50.01%	78.38%	51.35%

	Class B Shares
	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.63	$10.39	$10.29	$10.49	$10.55
Investment income—net	0.24	0.31	0.37	0.31	0.20
Net realized and unrealized gain (loss) on investments	0.23	0.24	0.10	(0.20)	(0.06)
Total from Investment Operations	0.47	0.55	0.47	0.11	0.14
Less Distributions from
Investment income—net	(0.24)	(0.31)	(0.37)	(0.31)	(0.20)
Capital gains	—	—	—	—	(0.00)*
Total Distributions	(0.24)	(0.31)	(0.37)	(0.31)	(0.20)
Net Asset Value, End of Year	$10.86	$10.63	$10.39	$10.29	$10.49
Total Return(1)	4.45%	5.31%	4.66%	1.10%	1.44%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$306	$529	$588	$696	$1,009
Ratio of expenses with reimbursement to average net assets(2)	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of expenses without reimbursement to average net assets	2.42%	2.65%	2.25%	2.55%	2.34%
Ratio of net investment income to average net assets	2.19%	2.93%	3.56%	2.94%	1.92%
Portfolio turnover rate	0.00%	26.83%	50.01%	78.38%	51.35%

  *  Amount less than $0.01.

  (1)  Does not include the effect of sales charges.

  (2)  Until December 31, 2010, the Fund's Adviser elected to waive or reduce expenses to 0.73% on Class A and 1.23% on Class B. See page 29, "Reimbursements and Waivers".

34

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

The following financial highlights table is intended to help you understand the Money Market Fund's financial performance for the past five years. Certain information reflects financial results for a single Money Market Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended August 31,
	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment income—net	0.00	*	0.03	0.05	0.04	0.02
Total from Investment Operations	0.00	*	0.03	0.05	0.04	0.02
Less distributions from
Investment income—net	(0.00	)*	(0.03)	(0.05)	(0.04)	(0.02)
Total Distributions	(0.00	)*	(0.03)	(0.05)	(0.04)	(0.02)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return	0.46%		2.79%	4.84%	4.04%	2.03%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$40,561		$96,040	$101,585	$88,769	$76,890
Ratio of expenses with reimbursement to average net assets	0.31	%(a)	0.50%	0.50%	0.50%	0.50%
Ratio of expenses without reimbursement to average net assets	0.64%		0.60%	0.63%	0.73%	0.59%
Ratio of net investment income to average net assets	0.50%		2.82%	4.74%	4.01%	1.98%

  *  Amount less than $0.01.

  (a)  SM&R has voluntarily agreed to waive or reduce expenses in excess of the contractual limit to prevent the net yield from decreasing below zero.

35

SHAREHOLDER'S GUIDE TO INVESTING IN SM&R'S MUTUAL FUNDS

Important Shareholder Facts and Information

This section of the Prospectus is provided to help you become familiar with the types of accounts and services available in the SM&R Funds. It explains the various services available to you and features you can establish as part of your account in such "funds" as well as account policies and fees that may apply to your account.

SM&R'S WEB SITE: www.smrinvest.com

BUSINESS HOURS:

8:00 a.m. to 4:30 p.m. Central Time
each day the New York Stock Exchange is
open for trading on any SM&R business day
("regular trading day")

24-hour access to account information. See
"Voice Response Unit" under "Other Services" in this guide

TRANSFER AGENCY MAILING ADDRESS:

Securities Management and Research, Inc.
P.O. Box 58969
Houston, Texas 77258-8969

OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:

Securities Management and Research, Inc.
2450 South Shore Boulevard, Suite 120
League City, Texas 77573

IMPORTANT PHONE NUMBERS:

Investor Hotline/Voice Response:
  1-877-239-2049
Investor Services Department:
  1-800-231-4639

FAX NUMBERS:

Transfer Agency:
  1-281-538-4983

WIRING INSTRUCTIONS:

Moody National Bank
ABA #113100091
Securities Management and Research, Inc.
#035 868 9
Name of Class and Fund (e.g. Class A of the Government Bond Fund)
Fund Account Number (number appears on
your confirmation statement)
Your Name (e.g., Mary Smith)

THIRD PARTY CHECKS

To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

ADDRESS CHANGES

Address changes can be submitted in writing, faxed or called in to our Investor Services Department. All Systematic Withdrawal Plan (SWP) address changes must be in writing and require a signature guarantee.

MINIMUM INVESTMENT AMOUNTS:

The funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class, simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

The funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

	Initial	Additional
Regular Accounts	$100	$20
Automatic Investment Plan	$100	$20
Retirement Plans	$100	$20
Money Market Fund	$1,000	$100

CERTIFICATES

Share certificates are not issued by the funds. Your purchases are maintained on the records of the funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

SPECIAL FEES:

•  Tax-deferred: $10.00 per account custodian fee deducted annually

•  Wiring fee: $20.00 for wire redemption proceeds under $10,000

•  Overnight delivery fee: Varies depending on type of delivery

SIGNATURE GUARANTEE REQUIREMENTS:

Required on all redemptions in amounts of $50,000 or more. Other requirements apply and are discussed later in this guide.

CHECK WRITING OPTION:

Available in the SM&R Money Market Fund Class A only. Refer to "Important Facts About Redeeming"

TELEPHONE SERVICES:

SM&R will automatically establish a telephone redemption/exchange option on all new non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services" later in this guide.

REQUIRED INFORMATION FOR OPENING AN ACCOUNT:

To help the government fight the funding of terrorism and money laundering activities, federal law requires SM&R to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, SM&R is required to collect information such as:

•  Your name

•  Date of birth

•  Physical Address

•  Appropriate identification number

•  Driver's license number and state of issuance or other identifying documents

What happens if I don't provide the information requested or my identity can't be verified?

If you do not provide the requested information, SM&R may not be able to open an account or carry out transactions for you. If SM&R has already opened an account for you, it may have to be closed.

Please keep in mind that account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice. During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

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SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

TYPES OF ACCOUNTS AVAILABLE

Below is a brief explanation of the different accounts available in the Funds.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

A Uniform Gift or Transfer to Minor (UGMA or UTMA)

An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. A complete copy of the Trust document must be provided, with all relevant Trust information.

Business Accounts

Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement or educational expenses. A contribution to certain types of retirement accounts may also be tax deductible. Distributions from these retirement plan accounts are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or if used for a non-qualifying purpose. Information concerning these types of accounts and the forms necessary to open these accounts, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Comprehensive Investment Services, Inc. ("CIS"), an affiliate of SM&R, serves as custodian for the applicable retirement accounts and Coverdell ESA offered by the funds. You will be charged an annual account maintenance fee of $10.00 for each of these accounts that you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

Traditional Individual Retirement Accounts

Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation annually.

Roth Individual Retirement Accounts

Roth IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation annually.

Simplified Employee Pension Plan

This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

SIMPLE

This plan allows employee pre-tax contributions up to $10,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.

Profit Sharing or Money Purchase Pension Plan

These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

Coverdell Education Savings Account (formerly Education IRA)

This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually per child under the age of 18.

PRICING OF FUND SHARES

General (How Shares are Priced). Each fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers" in the prospectus.) You may purchase shares of the SM&R

37

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value. Although the legal rights of the Class A and B shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.

A Note on Pricing. With the exception of the Money Market Fund, the funds' investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The funds also may use fair value pricing if the value of a security held by the funds is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the fund to calculate its net asset value may differ from quoted or published prices for the underlying securities. The Money Market Fund uses the amortized cost method for valuing its securities.

Share Price — Effective Date of Purchases and Redemptions. Each fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time) on any SM&R business day. NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. Below is the method used by the funds to calculate the NAV on any given day.

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the fund that day, less any applicable transaction fee or redemption charge. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading on any SM&R business day at the next NAV determined that day (currently 3:00 p.m. Central Time) if:

•  SM&R receives your request in good order prior to the close of the regular trading day;

•  a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day (on any SM&R business day) and reports your order to SM&R prior to currently 3:00 p.m. Central Time on the same day; or

•  SM&R is advised of bank wire purchases received by Moody National Bank before 3:00 p.m. Central Time.

If we receive your order after the close of the regular trading day or on any day that the Exchange or SM&R is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SM&R's business holidays for calendar year 2010 are New Year's (January 1), Good Friday, Memorial Day, Independence Day (July 5), Labor Day, Thanksgiving Day, Friday after Thanksgiving, Christmas- December 23 and 24.

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SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

HOW TO PURCHASE SHARES

You should refer to the first page of this Shareholder's Guide "Important Shareholder Facts and Information" for the appropriate addresses and telephone numbers.

METHOD	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
By Mail or through a Registered Representative	• Determine the fund and the Class in which you want to invest.
• Complete and sign the account application
• Make the check payable to SM&R Mutual Funds.
• Mail the application and your check to SM&R at the address on the first page of this guide.
• Or deliver the information to your representative (provided he or she has a broker-dealer arrangement with SM&R).	• Make your check payable to SM&R Mutual Funds.
• Use the investment slip on your confirmation,
or
• Write a note specifying:
— Your account number
— The fund name
— Share class
— The name(s) in which the account is registered.
• Mail to the address indicated on the cover page of this guide.

By Wire	• Call Investors Services to notify SM&R that you have wired funds for your mutual funds account (call by noon, Central Time, if you
want wired funds to be credited that day).
Instruct your bank to wire or transfer your purchase (your bank may charge a wiring fee) using the information on the first
page of this guide.
• Complete the account application, fax to SM&R and mail the original to the appropriate address.
• Wires received before 3:00 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next trading day's closing price).	• Call Investors Services at the number on the first page of this guide, on any business day.
• You can send your investment either by:
— Federal Funds Wire (offers immediate access to funds), or
— Electronic transfer via ACH which avoids wiring fees, if your bank account is set up on file

By Exchange	• You can make an investment by exchange from an existing fund in the SM&R Mutual Funds to another fund by calling Investor Services if your account(s) have telephone exchange privileges.
• You can only exchange shares in the same class with identical registrations.
• There is no sales charge or redemption fee when exchanging from one fund to another within the same class of shares.
• Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
• Exchanges are limited to three per calendar quarter, and twelve per calendar year.
• Exchanges between accounts that do not have identical ownership registration must be made in writing.
• Be sure you read the prospectus for the fund into which you are exchanging.
Key Point: An exchange represents the sale of shares of one Fund and the purchase of shares of another Fund. This transaction may produce a taxable gain or loss in a non-tax deferred account.

Automatic Investment Plan through the Automated Clearing House (ACH)	• You can transfer money automatically from your bank account into your fund account on a monthly basis.
• Initial investment minimum is $100 ($1,000 for the Money Market Fund) if you invest at least $20 ($100 for the Money Market Fund) per month with this service.
• To enroll, check off the box on the account application and provide:
1. Your bank account information,
2. The amount and date of your monthly investment, and
	3. A voided check.	• To establish automatic investing for an existing account, call Investor Services for an application. • The minimum is $20 ($100 for the Money Market Fund).

39

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares of the funds. Redemptions will be at net asset value, less any applicable CDSC, which is determined on the date your request is received by SM&R in good order.

METHODS	REQUIREMENTS
Call Us	• Call Investor Services during normal business hours on any business day.
• This service is only available for those accounts which are non-qualified and non-tax deferred and for requests meeting the following conditions:
1. The amount requested is $200 or more per account.
2. The amount is less than $50,000 in aggregate.
3. The proceeds are to be mailed to the address of record or electronically transferred to the bank account indicated on your fund account.
4. There has been no change of address for either you or your bank for 30 days.
5. The account has Telephone Redemption privileges.
6. The security procedures discussed in this guide have been met.
 All other requests must be in writing or on the appropriate qualified withdrawal form.
• All authorized requests received before 3:00 p.m. Central Time on regular trading days will be processed at that day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
• We can either:
— wire the proceeds the next business day into your bank account of record (service charges may apply)
— electronically transmit the proceeds to your bank account of record via the ACH service
— mail you a check to the address of record
• All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe to be genuine. (Refer to "Security Procedures" later in this guide.)
• A $20.00 fee is charged for redemptions by wire under $10,000.
• To redeem from a tax-deferred account, call Investor Services for a special withdrawal form.

Write Us	• You can mail a redemption request to the appropriate address listed on the first page of this guide.
• Your letter of instruction must:
— list your account number, the fund name and fund number
— indicate the number of shares or dollar value you wish to redeem
— be signed by the registered owner(s)
— include any outstanding share certificates issued prior to January 1, 1999
— include special withdrawal forms for tax deferred accounts
• Refer to "Signature Guarantee" below for requests that must be signature guaranteed.

Fax Us	You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets requirements under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central Time on regular trading days to receive that day's closing price.

Money Market Fund Expedited Redemption	You can receive same day redemptions by wire if SM&R receives a redemption order prior to 11:00 a.m. Central Time for the Money Market Fund. If we receive your request after 11:00 a.m. Central Time and before 3:00 p.m. Central Time, we generally will transmit payment on the next day. (Refer to "CALL US" section above.)

Sell Your Shares in Person	You may also redeem your shares by coming to SM&R's home office, and deliver your request in person prior to 3:00 p.m. Central Time on regular trading days to receive that day's closing price.

Systematic Withdrawal Plan (SWP)	You can withdraw money automatically from your fund account on a monthly, quarterly, semi-annual, and annual basis — without redemption fees — on or about the 20th of the month and if:
• Your account value is $5,000 or more
• You complete the relevant section of the application
• The withdrawal can be mailed to you at your address of record, or deposited directly to your bank account via ACH
• The minimum withdrawal is $50 per month.
• If a percent is elected, the maximum amount is 1% of your account per month or 12% annually.
To obtain proper forms, contact Investor Services.
See "Important Facts About Redeeming" later in this guide for more information.

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Payment of Redemption Proceeds

Normally, redemption proceeds of shares you purchased by wire, certified check, money order, or other immediately available funds will be mailed no later than the 7th calendar day following receipt of your redemption request. Mailing of redemptions of shares recently purchased by a personal check, payroll deduction, direct bill or ACH transfer (discussed later in this guide) will be delayed until the check or transfer clears, which can be up to fifteen (15) business days. However, this time period may be extended depending on the payment method.

We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than cash.

Signature Requirements Based on Account Type

Individual or Joint Tenants	Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

UGMA or UTMA	Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by the state in which the UGMA or UTMA was established.

Sole Proprietor, General Partner	Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

Corporation, Association	Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

Trust	Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account application, a current certificate of incumbency dated within 60 days must also be submitted.

IRA or TSA (Includes all types of IRAs)	A special withdrawal form must be signed by the account owner, and you may obtain this form by contacting Investor Services at the number on the first page of this guide. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions. In addition, TSA's will have a 20% mandatory withholding tax applied to all distributions if the account owner is under 70 1/2.

Executors of Shareholder Estates	Written instructions must be signed by the executor. A copy of the order appointing the executor, certified within the past 12 months must accompany the letter of instructions. A signature guarantee must be provided as discussed below.

Signature Guarantee

To protect you and the funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The Fund, or its transfer agent, reserves the right to require that each named individual on an account provide a signature guarantee.

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The following circumstances require a signature guarantee:

• Redemptions from one or more of the funds total $50,000 or more

• You want the proceeds sent to an address other than the address currently appearing on your account

• You want the proceeds sent to a bank account not listed on your account

• You want the proceeds payable to anyone other than the registered owner(s) of the account

• Either your address or the address of your bank account has been changed within 30 days

• The account is registered in the name of a fiduciary, corporation or any other organization. In these cases, additional documentation is required:

Corporate accounts: certified copy of corporate resolution
Fiduciary accounts: copy of the power of attorney or other governing document

• The funds or their transfer agent believe a signature guarantee would protect against claims based on transfer instructions

Who Can Provide A Signature Guarantee:

• Commercial Bank

• Trust Company

• Savings Association

• Credit Union

• Member of Medallion Program

• Member of a U.S. Stock Exchange

• Authorized SM&R Representatives

Notary Public Not Acceptable

Important Facts About Redeeming

Systematic Withdrawal Plan. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" in the prospectus for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

Reinvestment Privilege. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a fund, a shareholder may reinvest all or part of the proceeds in the same class of the same fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax adviser to determine any possible tax ramifications of such a transaction. Each fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"Good Order" means the request for redemption must include:

(1)  your letter of instruction or a stock power specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock power must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;

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(2)  any required signature guarantees (see "Signature Guarantees" above); and

(3)  other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

Texas Optional Retirement Program. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

(1)  death of the employee;

(2)  termination of service with the employer; or

(3)  retirement of employee.

Check Writing Option. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on any tax-deferred accounts (IRAs, TSAs, etc.). Shareholders desiring this option must complete the check writing option signature card on the application. After obtaining specimen signatures and the fully executed card, SM&R will order checks and forward to you at the address of record. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment.

  When a check is presented for payment, SM&R as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment,

(1)  the check will not be honored, and

(2)  it will be returned to the payee, and

(3) the shareholder may be subject to extra charges as a result.

  This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook by SM&R free of charge. There will be a $5 fee for reorders. Shareholders will be allowed to write ten (10) checks free each calendar quarter. You may be charged $1.00 for each check written over the 10 check limit. All checkbooks must be ordered through SM&R. Please do not use outside vendors to produce your Money Market Fund checkbooks. Additionally, a check cannot be used to close out your Money Market Fund account. Refer to the "How to Redeem Shares" section on page 48 or call our Investor Services Department.

Redemption of Small Accounts. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if the value of the account is below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

Transactions through Processing Organizations

You may also purchase or sell shares of the funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. If you utilize a Processing Organization, the funds are not responsible for failure of any Processing Organization to carry out its obligations to its customers. In addition, you may not be considered the shareholder of record of your shares. Therefore, you may not be able to utilize services available only to shareholders investing directly in the

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Funds. You should keep this in mind when establishing an account in any fund.

Other Services

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the funds offer other services and plans described below. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax adviser.

Electronic Transfers (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. Your financial institution must be a member of the Automated Clearing House (ACH) network for you to take advantage of this service.

Telephone Services. You can only use telephone services for transaction amounts more than $200, but less than $50,000. Through this service, you will be able to purchase additional shares for a fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. Please note that the telephone redemption option is not available for qualified and tax-deferred accounts. Additionally, a shareholder account cannot be closed out by Telephone Redemption. Refer to the section "How to Redeem Shares" on page 48 or call our Investor Services Department.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

Security Procedures

Telephone Transactions

The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

(i)  the name of the fund or funds;

(ii)  all digits of the account number;

(iii)  the exact name and address used in the registration(s); and

(iv)  the Social Security or Employer Identification Number listed on the account(s).

Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

Voice Response Units

The SM&R Investor Hotline, an automated telephone service, allows you unlimited, 24-hour access to your SM&R mutual fund accounts. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you

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should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

For additional restrictions refer to "Exchange Privilege" below.

Automatic Dividend Investment. Your dividends and distributions may be paid in cash or invested in any fund at net asset value. In order for dividends to be paid out in cash, your account balance must be at least $5,000. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions into another fund in the same class of shares.

You must comply with the following requirements to invest your dividends and distributions in shares of another fund:

(1)  Your account balance (A) in the fund paying the dividend must be at least $5,000; and (B) the fund receiving the dividend must have an account balance of at least $500.

(2)  Both accounts must have identical registration information, that is they cannot be in different names; and

(3)  You must have elected, in writing, to reinvest dividends into another fund.

Automatic Investment Plan. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer. For qualified and tax-deferred accounts, all investments are reported on a calendar year basis.

Group Systematic Investment Plan. SM&R can establish a Group Systematic Investment Plan with an employer having 5 or more participants or a minimum of $150.00 under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 ($100 for the Money Market Fund) per account. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

Exchange Privilege. As an investor in the funds, you may be permitted to exchange shares that you own for shares of another fund without the payment of an exchange fee, subject to certain conditions. Exchanges between a fund and another fund managed by SM&R are available only in states where the applicable funds are registered and the exchange may be legally made. You should contact SM&R to determine whether a fund and a particular class is registered in a particular state and whether an exchange is permitted.

  We reserve the right to terminate or change the terms of any exchange privilege at any time.

  You may exchange Class A and Class B shares that you own in the SM&R Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund. You also may exchange your Class A or Class B shares for shares of the Money Market Fund, subject to two conditions:

•  any applicable CDSC period has expired on the shares you wish to exchange (i.e., 13 months in the case of Class A share purchases of $1 million or more, and 6 years in the case of Class B share purchases of the SM&R Equity Funds, and 4 years in the case of Class B share purchases of the SM&R Government Bond Fund), and

•  you meet any minimum investment requirement for the shares you wish to acquire.

  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of the Growth Fund. You then exchange such Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares

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of the Government Bond Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Government Bond Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment twice.

  Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

(a)  the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

(b)  the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

(c)  the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

(d)  the minimum dollar amount of a telephone exchange is $200;

(e)  SM&R must have received full payment for the shares being exchanged;

(f)  your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

(g)  any shares that you wish to exchange must have been held for at least ten (10) business days; and

(h)  you have received a prospectus for the fund shares you receive in the exchange.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. You should consult your tax adviser for the tax treatment and effect of exchanges.

Automatic Conversions. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund, the purchase date of the original investment will be used to determine the appropriate conversion date.

Market Timing. The funds are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the funds, as such frequent transfers or redemptions will not be accommodated.

  The Board of Directors of SM&R Investments, Inc. has adopted policies and procedures with respect to market timing activity. The Board believes that market timing activity is not in the best interest of the shareholders of the funds. The funds, therefore, do not allow any implied or written agreements permitting market timing, and the funds discourage such practices.

  Due to the disruptive nature of market timing, it can adversely impact the ability of the adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a fund and raise its expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset swings that decrease the

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fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on fund performance.

  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the funds. In the case of omnibus accounts, the funds may not have access to information regarding trading activity by individual investors. In that case, the funds are unable to monitor for excessive short-term trading, and trading in violation of the funds' trading restrictions may occur despite the funds' efforts to prevent them. If we are unable to detect market timers, you may experience dilution in the value of your fund shares as well as increased brokerage or administration costs in the Fund. This may result in lower long-term returns for your investment. In situations in which the funds' Transfer Agency suspects possible market timing activity, it will notify SM&R Investments, Inc.'s Chief Compliance Officer to help facilitate the enforcement of the funds' market timing policies and procedures.

  In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose restrictions on market timers (such as dollar or percentage limitations on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more funds in the future. The Fund's market timing policies and procedures as presently existing or modified in the future, will be applied uniformly in all cases.

  SM&R Investments, Inc. reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received, whether directly or by transfer or exchange, including orders that have been accepted by a financial intermediary, that the Transfer Agency determines not to be in the best interest of the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

  The following policies apply to all fund shareholders:

• Investors of the funds, directly or indirectly, can make only one "round trip" involving the same fund within any 120-day period. A "round trip" can be either (i) one purchase and one sale or one sale and one purchase or (ii) an investor exchange from one fund to another fund and back to the original fund.

• Systematic purchases and redemptions are exempt from these policies.

  Please refer to the sections of this prospectus entitled "How to Purchase Shares" and "How to Redeem Shares" for information regarding how to direct investments in or redemptions from (including making transfers into or out of) the funds and any fees that may apply.

Distributions and Taxes

Distributions and Taxability. To avoid taxation of the funds, the Internal Revenue Code requires each fund to distribute net income and any capital gains realized on its investments annually. A fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

  Dividends you receive from the SM&R Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Distribution Schedule. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the funds you own. These distributions, under normal

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circumstances and if earned, will be declared and paid in the months indicated in the following chart.

	Dividends Declared	Capital Gains Paid
Growth Fund	June and December	December

Equity Income Fund	March, June, September, December	December

Balanced Fund	March, June, September, December	December

Government Bond Fund	Monthly	December

	Dividends Declared	Capital Gains Paid
Money Market Fund	Daily paid Monthly (Same day dividends are earned on a purchase in the Money Market Fund if SM&R receives payment before 11:00 a.m. Central Time on that date. Purchases after that time, but before 3:00 p.m. Central Time, will begin to earn dividends on the next day.)	—

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Distributions Effect on NAV. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

Dividend Reinvestments. Dividends and Capital Gains Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Please Note: The minimum dollar amount of a Dividend that will be issued by check, wire, or Automated Clearing House (ACH) is $10.00, and the minimum dollar amount of a Capital Gain that will be issued by check, wire, or ACH is $10.00.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.

Backup Withholding. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 30% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

Taxability of Redemptions and Exchanges. You should consult with a tax adviser concerning the tax effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Household Mailings. Each year you are automatically sent an updated prospectus, and annual and semi-annual reports for the funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders maintaining accounts in multiple funds. Shareholders can opt-out of household mailings by calling 1-800-231-4639 or by sending a written request to SM&R at P.O. Box 58969, Houston, Texas 77258-8969.

Rights Reserved by the Fund. The Fund reserves the right:

•  to waive, lower, or raise investment minimums;

•  to accept initial purchases by telephone from a registered representative;

•  to refuse any purchase order;

•  to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

•  to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;

•  to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

•  to not act on instructions believed not to be genuine; or

•  to otherwise modify the conditions of purchase and any services at any time.

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APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BOND RATINGS

Description of Standard & Poor's Corporation's long-term bond (bonds that extend longer than one year) rating:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Description of Moody's Investor's Service, Inc.'s long-term bond (bonds that extend longer than one year) ratings:

Aaa  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but

A-1

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Description of Fitch IBCA Bond Ratings:

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS

Description of Moody's Investor Service Inc.'s short-term municipal note (notes that mature in less than one year) ratings:

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Standard and Poor's short-term municipal note ratings:

SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-2

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

Description of Standard & Poor's Corporation's three highest commercial paper ratings:

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3  Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Description of Moody's Investors Service, Inc.'s three highest commercial paper ratings:

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of Fitch IBCA short-term debt ratings (including commercial paper):

F1  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

A-3

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

A-4

NOTES

FOR MORE INFORMATION ABOUT THE FUNDS

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI)

The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports

The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents

The funds do not have a website; however, you may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

Securities Management and Research, Inc.
P.O Box 58969
Houston, Texas 77258-8969
Telephone:  1-800-231-4639 (Toll Free) or
  1-281-334-2469 (Collect)

Public Information

You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 202-942-8090 or by sending an e-mail to publicinfo@sec.gov. Reports and other information about the funds also are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to publicinfo@sec.gov.

SM&R Equity
Funds:

SM&R Growth Fund

SM&R Equity Income Fund

SM&R Balanced Fund

SM&R Fixed Income Funds:

SM&R Government Bond Fund

SM&R Money Market Fund

Form 9094 (12/09)	Investment Company File No. 811- 6477

SM&R Investments, Inc.

Fixed Income Funds
Equity Funds
"Class T Shares"

SM&R EQUITY FUNDS:

Class T

SM&R Growth Fund
SM&R Equity Income Fund
SM&R Balanced Fund

SM&R FIXED INCOME FUNDS:

Class T

SM&R Government Bond Fund

Single Class Fund

SM&R Money Market Fund

Prospectus, December 31, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

All funds and classes may not be available for purchase in all states.

PRIVACY NOTICE

Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.

This Notice has been prepared to help you understand what types of nonpublic personal information — information about you that is not publicly available — we may collect, how we use it and how we protect your privacy.

Privacy Policy Highlights

In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:

•  Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.

•  Information about transactions with us, our affiliates and third parties.

•  Information from others such as credit reporting agencies, employers and federal and state agencies.

•  Address information we receive from a third party when you have moved.

We limit the collection and use of your information to what is necessary to provide you with superior service.

Sharing of nonpublic personal information

We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.

We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:

•  affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.

•  other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.

Confidentiality, security, and integrity

We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Independent SM&R Representatives

SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.

Updating and Correcting Your Personal Account Information

The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.

Privacy Policy Changes

We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING: Securities Management and Research, Inc., SM&R Investments, Inc., American National Investment Accounts, Inc., American National Insurance Company and Comprehensive Investment Services, Inc.

NOT PART OF THE PROSPECTUS

FUND SUMMARIES	1

SM&R Growth Fund	1

SM&R Equity Income Fund	3

SM&R Balanced Fund	5

SM&R Government Bond Fund	7

SM&R Money Market Fund	9

PERFORMANCE	11

Bar Charts and Performance Tables	12

EXPENSES OF THE FUNDS	17

Fees and Expenses of the Funds	17

EXAMPLE OF FUND EXPENSES	18

ADDITIONAL EXPLANATION OF RISK FACTORS	19

SHARES OF THE FUNDS	23

Eligible Purchasers of Class T Shares	23

Class T Sales Charges	24

Sales Charge Reductions & Waivers	24

THE SM&R FUNDS AND THEIR MANAGEMENT	26

Investment Adviser	26

Portfolio Management	27

FINANCIAL HIGHLIGHTS	29

SM&R Growth Fund	29

SM&R Equity Income Fund	30

SM&R Balanced Fund	31

SM&R Government Bond Fund	32

SM&R Money Market Fund	33

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS	34

APPENDIX	A-1

Why Reading This Prospectus is Important To You

This prospectus explains the investment objectives, risks and strategies of each of the SM&R funds. Reading the prospectus will help you to decide which SM&R fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

This page intentionally left blank.

Fund Summary  SM&R Growth Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class T-Fund #0021
Inception Date - 1/31/69

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  Anne M. LeMire

Assistant Portfolio Manager:

  Darren W. King

Fund Portfolio Turnover:

  11.84%

NASDAQ Symbol:

AMRNX  Class T

Dividend Payment
Schedule:

  Semi-Annually

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Growth Fund (the "Growth Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund normally invests at least 80% of its assets in common stock. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment adviser:

•  chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time

•  places an emphasis on companies with growth potential.

SM&R identifies candidate stock investments based on (1) low equity valuation or low relative equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "sector overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and industrials. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, basic materials), referred to as "sector underweighting." SM&R generally believes in never having less than half or more than double the market weighting in any one sector. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

PRINCIPAL RISK FACTORS

The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Growth Fund could underperform other investments. The principal risks of investing in the Growth Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

1

Fund Summary  SM&R Growth Fund

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  have long-term investment goals (ten years or more)

•  are willing to accept higher short-term risk

•  want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate:

•  if you are investing with a shorter time horizon (less than ten years)

•  if you are uncomfortable with an investment that will go up and down in value

•  if you are investing in the Growth Fund as your complete portfolio

2

Fund Summary  SM&R Equity Income Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class T-Fund #0022
Inception Date - 5/1/70

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  John S. Maidlow

Assistant Portfolio Manager:

  Darren W. King

Fund Portfolio Turnover:

  6.07%

NASDAQ Symbol:

AMNIX Class T

Dividend Payment
Schedule:

  Quarterly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Equity Income Fund (the "Equity Income Fund") seeks current income with a secondary objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, normally invests at least 80% of the Equity Income Fund's assets in common stocks (primarily income producing). This policy may not be changed without providing shareholders with at least sixty (60) days prior notice. This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets). Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "sector overweighting." On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields, referred to as "sector underweighting." As a result of such strategic overweighting and

3

Fund Summary  SM&R Equity Income Fund

underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

PRINCIPAL RISK FACTORS

The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Equity Income Fund could underperform other investments. The principal risks of investing in the Equity Income Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  have medium-term investment goals (five years or more)

•  are comfortable with moderate to aggressive risk

•  are looking for a fund with both growth and income components

•  are seeking to participate in the equity market

•  are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  are investing with a shorter-time horizon (less than five years)

•  are investing for maximum return

•  require a high degree of stability of your principal

4

Fund Summary  SM&R Balanced Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class T-Fund #0023
Inception Date - 11/20/87

Investment Adviser:
Securities
Management and
Research, Inc.

Co-Portfolio Managers:

  John S. Maidlow
  Anne M. LeMire

Assistant Portfolio Manager:

  Darren W. King

Fund Portfolio Turnover:

  10.71%

NASDAQ Symbol:

ANTRX Class T

Dividend Payment
Schedule:

  Quarterly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Balanced Fund (the "Balanced Fund") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment adviser, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The proportion invested in stocks, bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

SM&R will generally select stocks based on certain growth and value considerations. A growth stock would include the stock of a company whose underlying earnings growth rate is greater than the market. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share. The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements, and the other model is based on the corporation's return on invested cash. SM&R then evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of its assets in fixed income securities, all of which are rated BBB or better (investment grade). The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements.

5

Fund Summary  SM&R Balanced Fund

The Balanced Fund will sometimes be more heavily invested in equity securities, and at other times it will be more heavily invested in fixed-income securities. SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets.

PRINCIPAL RISK FACTORS

The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Balanced Fund could underperform other investments. The principal risks of investing in the Balanced Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  SM&R's investment decisions (such as determining the ratio of stock to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could increase which can cause the value of debt securities to decline (interest rate risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

•  The fund could be unable to find a buyer for its securities (liquidity risk).

•  The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  are seeking current income, but also want to participate in equity investments

•  are looking for a less aggressive alternative to a growth-oriented portfolio

•  want a well-diversified and relatively stable investment allocation

•  need a core investment

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  are investing for a maximum return over a long time horizon

•  require a high degree of stability of your principal

6

Fund Summary  SM&R Government Bond Fund

Fund Facts
You May Find
Helpful

Classes of Shares
Offered in this
Prospectus:
Class T-Fund #0026
Inception Date - 3/16/92

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  Anne M. LeMire

Asst. Portfolio Manager:

  Gordon D. Dixon

Fund Portfolio Turnover:

  0.00%

NASDAQ Symbol:

SMRGX Class T

Dividend Payment

Schedule:

  Monthly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Government Bond Fund (the "Government Bond Fund") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the Fund's investment adviser, normally invests at least 80% of the Government Bond Fund's assets in bonds issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes (issued by the Government National Mortgage Association), Freddie Macs (issued by the Federal Home Loan Mortgage Corporation), and Fannie Maes (issued by the Federal National Mortgage Association). This policy may not be changed without providing shareholders with at least sixty (60) days prior notice.

The Government Bond Fund generally invests primarily in medium and long term securities. The weighted average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

Securities issued by most U.S. Government agencies and instrumentalities are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. In most cases, these kinds of securities are supported only by the credit of the issuing agency, standing alone. Securities issued by the U.S. Treasury and a small number of U.S. Government agencies, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government.

PRINCIPAL RISK FACTORS

The Government Bond Fund is subject to certain investment risks, and you could lose money investing in this fund. In addition, the Government Bond Fund could underperform other investments. The principal risks of investing in the Government Bond Fund are as follows:

•  The market value of the fund's securities could decline (market risk).

•  Interest rates may rise which can cause the value of debt securities to decline (interest rate risk). This risk will increase as average maturities increase (maturity risk).

7

Fund Summary  SM&R Government Bond Fund

•  SM&R's investment decisions (such as determining average portfolio maturity and selecting the best performing securities) could fail to achieve the desired results (investment style or management risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

•  Interest rates could rise enough to cause fewer people than expected to repay their mortgages early (extension risk).

•  Debt obligations not issued or guaranteed by the U.S. Government, its agencies or instrumentalities could be downgraded in credit rating or go into default (credit risk).

•  The income you receive from the fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the fund may drop as well (income risk).

•  The worldwide demand for U.S. Government securities could fall (global demand risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  are seeking income to meet current needs

•  are willing to accept moderate risk of volatility

•  are retired or nearing retirement

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  are investing for maximum return over a long time horizon

•  require absolute stability of your principal

8

Fund Summary  SM&R Money Market Fund

Fund Facts
You May Find
Helpful

Single Class:
Fund #0620
Inception Date - 1/1/99

Investment Adviser:
Securities
Management and
Research, Inc.

Portfolio Manager:

  Anne M. LeMire

Asst. Portfolio Manager:

  Gordon D. Dixon

NASDAQ Symbol:

  SRMXX

Dividend Payment
Schedule:
  Monthly

Portfolio Holdings:
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The SM&R Money Market Fund (the "Money Market Fund") seeks the highest current income consistent with the stability of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including the following types of debt obligations: (1) U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities; (2) certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return; (3) banker's acceptances, which are short-term instruments issued by banks, generally for the purpose of financing imports or exports; (4) commercial paper, which is short-term unsecured promissory notes issued by corporations to finance short-term credit needs; (5) collateralized mortgage obligations, which are debt obligations collateralized by a portfolio of mortgages, mortgage-backed securities, or U.S. Government securities; and (6) corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and that are rated in the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Fund if any of the following occurs:

•  interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average maturities increase.

•  if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. You should keep in mind that an investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

9

Fund Summary  SM&R Money Market Fund

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

•  require stability of principal

•  are seeking a mutual fund for the cash portion of an asset allocation program

•  need to "park" your money temporarily

•  are more concerned with safety of principal than with investment returns

•  are investing emergency reserves

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

•  want federal deposit insurance

•  are seeking an investment that is likely to outpace inflation

•  are investing for retirement or other goals that are many years in the future

•  are investing for growth or maximum current income

10

PERFORMANCE

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns for such funds by:

•  showing changes in performance from year to year,

•  showing how average annual returns compare to those of a broad measure of market performance, and

•  showing how average annual returns compare to the returns of indexes of funds with similar investment objectives.

Special Matter Affecting The Growth Fund, Equity Income Fund and Balanced Fund

Such funds, which commenced operations on December 31, 2000, are "clones" of and successors to the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc. (the "Predecessor Funds"). Accordingly, performance information for periods prior to December 31, 2000 is given for such Predecessor Funds.

These bar charts include the effects of fund expenses, but not sales charges and account fees. Account fees include fees such as new account set-up fees, wire redemption fees and overnight delivery fees. The returns shown would be lower if such sales charges and account fees were included.

Past performance (before and after taxes)
is not necessarily an indication of how
the funds will perform in the future.

11

PERFORMANCE

Growth Fund

The following bar chart shows the annual total returns (%) for Class T of the Growth Fund or, as noted above, of the SM&R Growth Fund, Inc., for each of the last 10 calendar years. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

The Growth Fund's fiscal year ends on August 31st. The Growth Fund's Class T unannualized return for the period from January 1, 2009 through September 30, 2009 is 19.20%.

	Quarter Ended	Total Return
Best Quarter:	December 31, 1999	18.40%
Worst Quarter:	December 31, 2008	(21.21)%

The next table lists the Growth Fund's Class T average annual total returns for the past one, five and ten calendar years, and the returns of the S&P 500® index and Lipper Large-Cap Core Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Growth Fund. The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation. The Lipper Large-Cap Core Index tracks the performance of the 30 largest large-cap core mutual funds, as categorized by Lipper, Inc.

Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Index.

Average Annual Total Returns

(for the period ended 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Growth Fund
Return Before Taxes	(40.82)%	(4.70)%	(4.45)%
Return After Taxes on Distributions	(41.80)%	(5.40)%	(5.21)%
Return After Taxes on Distributions and Sale Of Fund Shares	(25.76)%	(4.03)%	(3.76)%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	(1.38)%
Lipper Large-Cap Core Index (reflects no deduction for fees, expenses, or taxes)	(37.07)%	(2.73)%	(1.90)%

The returns in the table above include the effect of Class T's maximum applicable sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Prior to the Growth Fund's succession to the business of SM&R Growth Fund, Inc., SM&R Growth Fund, Inc.'s shareholders approved a new investment advisory agreement eliminating a performance fee adjustment component by which the advisory fee varied with fund performance. Accordingly, keep in mind when reviewing the performance information for the Growth Fund for years 1999 and 2000 that such performance would have been less if the performance fee adjustment had not been in effect.

12

PERFORMANCE

Equity Income Fund

The following bar chart shows the annual total returns (%) for Class T of the Equity Income Fund or, as noted above, of the SM&R Equity Income Fund, Inc., for each of the last 10 calendar years. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

The Equity Income Fund's fiscal year end is August 31st. The Equity Income Fund's Class T unannualized return for the period from January 1, 2009 through September 30, 2009 is 13.67%.

	Quarter Ended	Total Return
Best Quarter:	September 30, 2009	16.78%
Worst Quarter:	December 31, 2008	(21.85)%

The next table lists the Equity Income Fund's Class T average annual total returns for the past one, five and ten calendar years, and the returns of the S&P 500® and the Lipper Equity Income Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Equity Income Fund. The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation. The Lipper Equity Income Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

Average Annual Total Returns

(for the period ended 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Equity Income Fund
Return Before Taxes	(36.44)%	(3.40)%	(1.84)%
Return After Taxes on Distributions	(37.85)%	(4.23)%	(3.19)%
Return After Taxes on Distributions and Sale Of Fund Shares	(22.63)%	(2.29)%	(1.85)%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	(1.38)%
Lipper Equity Income Index (reflects no deduction for fees, expenses, or taxes)	(35.40)%	(1.19)%	0.50%

The returns in the table above include the effect of Class T's maximum applicable sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

13

PERFORMANCE

Balanced Fund

The following bar chart shows the annual total returns (%) for Class T of the Balanced Fund or, as noted above, of the SM&R Balanced Fund, Inc., for each of the last 10 calendar years. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

The Balanced Fund's fiscal year ends on August 31st. The Balanced Fund's Class T unannualized return for the period from January 1, 2009 through September 30, 2009 is 17.31%.

	Quarter Ended	Total Return
Best Quarter:	June 30, 2009	13.23%
Worst Quarter:	December 31, 2008	(17.02)%

The next table lists the Balanced Fund's Class T average annual total returns for the past one, five and ten calendar years, and the returns of the S&P 500® and the Lipper Balanced Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Balanced Fund. The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation. The Lipper Balanced Fund Index tracks the performance of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio of such funds typically ranges around 60%/40%.

Average Annual Total Returns

(for the period ended 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Balanced Fund
Return Before Taxes	(33.49)%	(3.82)%	(0.25)%
Return After Taxes on Distributions	(34.59)%	(5.00)%	(1.62)%
Return After Taxes on Distributions and Sale Of Fund Shares	(21.01)%	(3.46)%	(0.73)%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	(1.38)%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)	(26.18)%	0.12%	1.53%

The returns in the table above include the effect of Class T's maximum applicable sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

14

PERFORMANCE

Government Bond Fund

The following bar chart shows the annual total returns (%) for Class T of the Government Bond Fund for each of the last ten calendar years. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

The Government Bond Fund's fiscal year ends on August 31st. The Government Bond Fund's unannualized Class T return for the period from January 1, 2009 through September 30, 2009 is (0.14)%.

	Quarter Ended	Total Return
Best Quarter:	December 31, 2008	4.51%
Worst Quarter:	June 30, 2004	(2.36)%

The next table lists the Government Bond Fund's Class T average annual total returns for the past one, five and ten calendar years and the returns of the Lipper General U.S. Government Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Government Bond Fund.

The Lipper General U.S. Government Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 65% of fund assets in U.S. Government and Agency issues.

Average Annual Total Returns

(for the period ended 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Government Bond Fund
Return Before Taxes	3.06%	3.30%	4.27%
Return After Taxes on Distributions	1.95%	2.17%	2.66%
Return After Taxes on Distributions and Sale Of Fund Shares	1.94%	2.14%	2.60%
Lipper General U.S. Government Fund Index (reflects no deduction for fees, expenses, or taxes)	5.80%	4.29%	4.83%

The returns in the table above include the effect of Class T's maximum applicable sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

15

PERFORMANCE

Money Market Fund

The following bar chart for the Money Market Fund (inception date 1/1/99) shows the annual total returns (%) for the past ten calendar years.

The Money Market Fund's fiscal year ends on August 31st. The Money Market Fund's unannualized return for the period from January 1, 2009 through September 30, 2009 is 0.01%.

	Quarter Ended	Total Return
Best Quarter:	Sept. 30, 2000	1.52%
Worst Quarter:	June. 30, 2009	0.00	%*

*The Money Market Fund's worst quarter return of 0.00% also occurred for the quarter ended September 30, 2009.

The next table lists the Money Market Fund's average annual total return for the past one, five and ten calendar years, and the returns of the Lipper Money Market Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Money Market Fund. To obtain the Money Market Fund's current 7-day yield, call toll-free 1-800-231-4639. At the bottom of the table you can compare this performance of the Money Market Fund with the Lipper Money Market Fund Index.

The Lipper Money Market Fund Index is an index comprised of 30 component funds (component funds are derived based on the year-end total net assets, with the largest funds making up the index) that invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Average Annual Total Returns

(for the period ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Money Market Fund	1.83%	2.90%	3.03%
Lipper Money Market Fund Index	2.41%	3.01%	3.14%

16

EXPENSES OF THE FUNDS

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees

(fees paid directly from your investment)

SM&R Equity Funds

	Growth Fund Class T		Equity Income Fund Class T		Balanced Fund Class T
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75	%(1)	5.75	%(1)	5.75	%(1)
Maximum Account Fees (custodian fee applicable to tax deferred accounts only)	$10.00		$10.00		$10.00
Wire Redemption Fees on Redemptions less than $10,000	$20.00		$20.00		$20.00

SM&R Fixed Income Funds

	Government Bond Fund Class T		SM&R Money Market Fund
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50	%(2)	None
Maximum Account Fees (custodian fee applicable to tax deferred accounts only)	$10.00		$10.00
Wire Redemption Fees on Redemptions less than $10,000	$20.00		$20.00

Annual Fund Operating Expenses(3)

(expenses that are deducted from fund assets)

SM&R Equity Funds

	Growth Fund Class T	Equity Income Fund Class T	Balanced Fund Class T
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	—	—	—
Other Expenses(4)	0.51%	0.49%	0.60%
Total Annual Fund Operating Expenses(5)	1.26%	1.24%	1.35%

SM&R Fixed Income Funds

	Government Bond Fund Class T	SM&R Money Market Fund
Management Fees	0.50%	0.25%
Distribution and/or Service (12b-1) Fees	—	—
Other Expenses(4)	0.45%	0.39%
Total Annual Fund Operating Expenses(5)	0.95%	0.64%

Footnotes to Fees and Expenses

(1)  You pay a sales charge of 5.75% on initial investments in shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.

(2)  You pay a sales charge of 4.5% on initial investments in shares of less than $100,000. You pay a reduced sales charge at certain breakpoints, as follows: 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.

(3)  The "Management Fees" and "Other Expenses" shown for the funds are for the fiscal year ended August 31, 2009. No Distribution and Service (12b-1 fees) are imposed on any shares offered in this prospectus.

(4)  These expenses include administrative services fees, audit fees, directors fees, shareholder reporting and miscellaneous expenses.

(5)  The Fund's manager, Securities Management and Research, Inc. ("SM&R"), has voluntarily agreed to reimburse the funds to the extent that total annual fund operating expenses, as a percentage of average daily net assets, exceed the amounts shown in the following table. This arrangement extends until December 31, 2010 and may be terminated at any time thereafter by SM&R. Refer to "Reimbursements and Waivers" on page 27 of this prospectus for more information.

Voluntary Expense Reimbursement of the Funds

Annual Fund Operating Expenses

Total Annual Fund Operating Expenses(5)
Government Bond Fund
Class T	0.73%

SM&R is waiving or reimbursing all or a portion of its fees due from the Money Market Fund to prevent such fund's net yields from decreasing below zero. Including such current voluntary fee waivers and/or expense reimbursements, total annual operating expenses were 0.31% for the Money Market Fund. SM&R may cease these voluntary waivers and/or reimbursements for the Money Market Fund at any time.

17

EXAMPLE OF FUND EXPENSES

Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your expenses would be the same at the end of these periods whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SM&R EQUITY FUNDS(1)
Growth Fund
1 Year	$696
3 Years	952
5 Years	1,227
10 Years	2,010
Equity Income Fund
1 Year	694
3 Years	946
5 Years	1,217
10 Years	1,989
Balanced Fund
1 Year	705
3 Years	978
5 Years	1,272
10 Years	2,105
SM&R FIXED INCOME FUNDS(1)
Government Bond Fund
1 Year	543
3 Years	739
5 Years	952
10 Years	1,564
Money Market Fund
1 Year	65
3 Years	205
5 Years	357
10 Years	798

(1) The expenses shown do not reflect fees waived or expenses assumed by SM&R on a voluntary basis. Refer to "Reimbursements and Waivers" on page 27 of this prospectus for more details about fees waived or expenses assumed by SM&R on a voluntary basis.

18

ADDITIONAL EXPLANATION OF RISK FACTORS

Common Risk Factors for
All of SM&R's Funds

Please remember that mutual fund shares are:

• Not guaranteed to achieve their investment goal

• Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

• Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R fund could fluctuate in value over time and could result in a loss of money.

Risk Factors Specific to One or More
of the SM&R Funds

IMPORTANT

The following factors may affect the value of your investment in one or more of the SM&R funds.

Market Risk

Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. This market risk will affect a fund's net asset value per share, which will fluctuate as the values of such fund's portfolio securities change. You can lose money by investing in the funds, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. The SM&R funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. Market risk is common to all stocks and bonds and the mutual funds that invest in them and applies to all of the SM&R funds.

Investment Style or Management Risk

Investment style or management risk is the risk that the investment strategy of the SM&R funds' investment adviser may not produce the intended results or that securities that fit the desired investment style do worse than securities that fit other investment manager's investment styles. This risk also involves the possibility that the investment adviser will fail to execute an investment strategy effectively. Portfolio managers may decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessments of the future growth prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (i.e., do not grow in value), that fund could underperform its peers or lose money. Investment style or management risk is common to all mutual funds and applies to all of the SM&R funds.

19

ADDITIONAL EXPLANATION OF RISK FACTORS

Credit Risk

Credit risk is the risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. This risk applies to all of the funds, but may have a greater impact on the Balanced Fund, Equity Income Fund and Money Market Fund. The Growth Fund is permitted to invest in "junk" bonds. Junk bonds have additional risks, including limitations on the Growth Fund's ability to resell the lower-rated debt securities and less readily available market quotations for such securities.

Interest Rate Risk

Interest rate risk is the risk that the market value of an income-bearing investment will decline due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values. This risk applies to all of the funds, but may have a greater impact on the Government Bond Fund and Money Market Fund (together the "SM&R Fixed Income Funds"), Balanced Fund, and Equity Income Fund.

Growth Stock Risk

The returns of a fund concentrating on growth stocks tend to vary more widely over time than those of funds that focus on value stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Growth stock risk applies primarily to the Growth Fund, Equity Income Fund, and Balanced Fund (collectively the "SM&R Equity Funds").

Liquidity Risk

Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

This risk applies primarily to the SM&R Equity Funds and Money Market Fund.

Call Risk

Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. This risk applies primarily to the Balanced Fund.

Maturity Risk

Maturity risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce, say, an extra 1 percent per annum, it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. This risk applies primarily to the Balanced Fund, the Government Bond Fund, the Money Market Fund and the Equity Income Fund.

20

ADDITIONAL EXPLANATION OF RISK FACTORS

Convertible Securities

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Risks associated with convertible securities apply to the Growth Fund, Equity Income Fund and Balanced Fund.

Preferred Stocks

Because preferred stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. Some companies issue preferred stocks that are convertible into their common stocks. Linked to the common stock in this way, convertible preferred stocks go up and down in price as the common stock does, adding to their market risk. Risks associated with preferred stocks apply primarily to the Growth Fund and Equity Income Fund.

Extension Risk

Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. This risk applies primarily to the Government Bond Fund.

Other Risks

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, terrorism and other factors beyond the control of the funds management.

Recent Events

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short-term volatility of the SM&R Equity Funds.

In addition, the fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on a fund's investments and hamper a fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

21

ADDITIONAL EXPLANATION OF RISK FACTORS

This risk applies to all of the funds, but may have a greater impact on the SM&R Fixed Income Funds, the Balanced Fund, and the Equity Income Fund.

SM&R Equity Funds'
Temporary Defensive Measures

During unfavorable market conditions, each of the SM&R Equity Funds may, but are not required to, make temporary investments that are not consistent with such funds' investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds, repurchase agreements, or money market instruments, and where permitted by this prospectus or the statement of additional information, investing in derivatives or other instruments. If a fund takes such defensive measures, it may not achieve its investment objectives.

Other securities that each of such funds may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

22

SHARES OF THE FUNDS

SM&R Investments, Inc. (the "Fund") offers five separate investment portfolios in this prospectus. The Money Market Fund consists of a single class of shares offered at net asset value and does not impose any sales charges or distribution and service (12b-1) fees. The Growth Fund, Equity Income Fund, Balanced Fund and Government Bond Fund offers in this prospectus Class T shares at net asset value plus an initial sales charge. Class T shares do not impose any distribution and service (12b-1) fees.

Through a separate prospectus, the Fund also offers Class A (front-end load) and Class B (back-end load) shares of the following funds:

•  SM&R Growth Fund

•  SM&R Equity Income Fund

•  SM&R Balanced Fund

•  SM&R Government Bond Fund

Class A and Class B shares are subject to different sales charges and other expenses, and, accordingly, may have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the Fund's class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. For more information on the other classes of shares or to request a prospectus for another class, investors may contact Investor Services at (800) 231-4639.

ELIGIBLE PURCHASERS OF
CLASS T SHARES

In general, Class T shares may only be purchased by existing shareholders that owned shares of the Growth Fund, Equity Income Fund, Balanced Fund or Government Bond Fund on December 31, 1998 and certain other designated persons. The other designated persons that can purchase Class T shares include:

  (a)  Present and retired directors, officers, and full-time employees of the Fund;

  (b)  Present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;

  (c)  Present and retired officers, directors, insurance agents and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any corporation or partnership for which any of American National's present directors serve as a director or partner;

  (d)  Present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;

  (e)  Members of the immediate family (any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, including step and adoptive relationships), grandchildren, grandparents and in-laws of any person named in (a), (b), (c), or (d);

  (f)  Any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c) or (d);

  (g)  Custodial accounts for minor children of such persons mentioned in (a), (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts;

  (h)  Persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund

23

SHARES OF THE FUNDS

managed by SM&R other than the SM&R Money Market Fund (the "Money Market Fund"); and,

  (i)  Persons purchasing shares for a federal or state sponsored post-secondary education funding program.

You have the sole responsibility of notifying the Fund that you intend to qualify under one of these categories.

Opening an Account. Your ability to open a new account depends on the basis of your eligibility to purchase Class T shares, as follows:

  •  If you are eligible to purchase Class T shares because you are an existing shareholder of a fund (and owned shares on December 31, 1998) you can purchase additional Class T shares of the fund in which you are invested, but cannot open a new account in another fund. For example, if you own shares of the Growth Fund only (and you owned shares of that fund on December 31, 1998), you may purchase additional Class T shares of that fund. However, you cannot purchase Class T shares of the Equity Income Fund.

  •  If you are a designated person listed in (a)-(i) above, you can open a new account in Class T shares and may purchase Class T shares of any fund managed by SM&R. You are also eligible for waiver of the initial sales charge as described below.

CLASS T SALES CHARGES

The offering price of Class T shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, which includes the sales charge, as shown in the following tables:

SM&R Government Bond Fund

Amount Invested	Sales Charge as a % of Offering Price	Sales Charges as a % of Net Amount Invested
Less than $100,000	4.50%	4.7%
$100,000 but less than $250,000	3.5%	3.6%
$250,000 but less than $500,000	2.5%	2.6%
$500,000 and over	None	None

SM&R Equity Funds

Amount Invested	Sales Charge as a % of Offering Price	Sales Charges as a % of Net Amount Invested
Less than $50,000	5.75%	6.1%
$50,000 but less than $100,000	4.5%	4.7%
$100,000 but less than $250,000	3.5%	3.6%
$250,000 but less than $500,000	2.5%	2.6%
$500,000 and over	None	None

SALES CHARGE REDUCTIONS AND WAIVERS

Discounts Through Concurrent Purchases. To qualify for a reduced sales charge on Class T shares, you may combine concurrent purchases of Class T and Class A (not offered in this prospectus) shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

  (1)  Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

  (2)  A trustee or fiduciary of a single trust estate or single fiduciary account;

24

SHARES OF THE FUNDS

  (3)  Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

  (4)  Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

Discounts Through A Right of Accumulation. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value for the shares you already own may be "accumulated" — i.e., combined together with the dollar amount being invested — to achieve quantities eligible for discount.

Letter of Intent. You may qualify for a reduced sales charge on purchases of Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T and Class A shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of a Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation of the part of the investor to purchase or the funds to sell the full amount of shares specified.

Waiver of Initial Sales Charge for Certain Purchasers. After SM&R receives a written request, those designated persons listed in (a)-(i) on pages 23-24 may purchase Class T shares of the funds at net asset value per share without the imposition of any sales charge.

You may access the above information regarding sales charges, breakpoint discounts and purchases of fund shares free of charge and in a clear and prominent format on our website at www.smrinvest.com/FundInformation/default.asp#ChooseClass, and by following the appropriate hyperlink to the specific share class applicable to your investment.

Contact your registered representative or SM&R at 1-800-231-4639 if you think you may qualify for these services.

25

THE SM&R FUNDS AND THEIR MANAGEMENT

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, League City, Texas 77573, the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

The funds pay SM&R an investment advisory fee, which is calculated daily for each fund and paid monthly. The advisory agreements between SM&R and the funds spell out the management fee and other expenses that the funds must pay.

The Growth Fund, Equity Income Fund and Balanced Fund each pay an advisory fee to SM&R calculated as follows:

On the Portion of Such Funds' Average Daily Net Assets	Advisory Fee Annual Rate
Not exceeding $100,000,000	0.750%
Exceeding $100,000,000 but not exceeding $200,000,000	0.625%
Exceeding $200,000,000 but not exceeding $300,000,000	0.500%
Exceeding $300,000,000	0.400%

The Government Bond Fund pays an advisory fee to SM&R calculated as follows:

Average Daily Net Assets of Each Fund	Annual Percentage Rate
Not exceeding $100,000,000	0.50%
Exceeding $100,000,000 but not exceeding $300,000,000	0.45%
Exceeding $300,000,000	0.40%

The Money Market Fund pays an advisory fee to SM&R at annual rate of 0.25% of its average daily net assets.

After applicable fee waivers, SM&R received total advisory fees during the past fiscal year as follows:

Fund	Advisory Fees as a % of Average Daily Net Assets
SM&R EQUITY FUNDS:
Growth Fund
Class T	0.75%
Equity Income Fund
Class T	0.75%
Balanced Fund
Class T	0.65%
SM&R FIXED INCOME FUNDS:
Government Bond Fund
Class T	0.29%
Money Market Fund	—

A discussion regarding the basis for the board of directors approving any investment advisory contract for the Fund is available in the Funds' Annual Report dated August 31, 2009.

Administrative Services

Each of the funds pays SM&R an administrative service fee under administrative service agreements between the Fund and SM&R. These agreements state that each of the funds will pay SM&R for

26

THE SM&R FUNDS AND THEIR MANAGEMENT

non-investment related management, executive, administrative, transfer agent, and operation services to the funds. The administrative service fee for all funds is calculated as follows:

On the Portion of the Funds' Average Daily Net Assets	Administrative Service Fee Annual Rate
Not exceeding $100,000,000	0.25%
Exceeding $100,000,000 but not exceeding $200,000,000	0.20%
Exceeding $200,000,000 but not exceeding $300,000,000	0.15%
Exceeding $300,000,000	0.10%

Reimbursements and Waivers

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each such fund for) each such fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of each such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

In order to improve the yield and total return of one or more of the funds, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund, while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in an administrative service agreement, may be rescinded by SM&R at any time without notice to investors. Until December 31, 2010, SM&R has voluntarily agreed to reimburse expenses incurred by the Government Bond Fund to the extent that total expenses exceed 0.73% of average daily net assets.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

The Statement of Additional Information contains additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

Growth Fund, Equity Income Fund and Balanced Fund

Anne M. LeMire, Portfolio Manager and Co-Portfolio Manager. Ms. LeMire is Vice President, Head of Fixed Income for Securities Management and Research, Inc. ("SM&R"), Senior Securities Analyst/Portfolio Manager since 2003 and is a member of the investment committee. She is the Portfolio Manager for the Growth Fund and Co-Portfolio Manager of the Balanced Fund since May 2006. She is also Portfolio Manager for the Government Bond and Money Market Funds since 2001. She was Assistant Portfolio Manager for these funds from 2000 to 2001. She is also Portfolio Manager for the American National Growth Portfolio and Co-Portfolio Manager of the American National Balanced Portfolio since May 2006, each of which are portfolios of American National Investment Accounts, Inc. ("ANIA"). She also served as Assistant Portfolio Manager for these portfolios from 2000 to 2001. ANIA is another investment company fund managed by SM&R, which is used exclusively for variable contracts issued by American National Insurance Company. Ms. LeMire began with SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. Before joining SM&R, she held

27

THE SM&R FUNDS AND THEIR MANAGEMENT

an auditing position at the University of Texas Medical Branch. She is a Chartered Financial Analyst.

John S. Maidlow, Portfolio Manager and Co-Portfolio Manager. Mr. Maidlow is Vice President, Head of Portfolio Management for SM&R since 2003, Portfolio Manager for Private Advisory Clients since 1998, and is a member of the investment committee. Mr. Maidlow is the Portfolio Manager of the Equity Income Fund and Co-Portfolio Manager of the Balanced Fund since May 2006, and Portfolio Manager of ANIA's American National Equity Income Portfolio and Co-Portfolio Manager of ANIA's American National Balanced Portfolio since May 2006. He was Portfolio Manager of the Money Market Fund and ANIA's American National Money Market Portfolio from 2000-2002, and he was Assistant Portfolio Manager of the Money Market Fund and ANIA's American National Money Market Portfolio from 1998-2000. Mr. Maidlow graduated from the University of Texas, Austin, Texas, with a BBA in Finance in 1979 and from Baylor University, Waco, Texas with a Masters of Business Administration in 1997. He is a Chartered Financial Analyst.

Mr. Darren W. King, Assistant Portfolio Manager. Mr. King is Senior Securities Analyst and Portfolio Manager, SM&R, since May 2006 and is a member of the investment committee. Mr. King is Assistant Portfolio Manager for the Growth, Equity Income and Balanced Funds since May 2006. He is Assistant Portfolio Manager for ANIA's American National Growth, Equity Income and Balanced Portfolios since May 2006. Mr. King began his investment career with FCA Corporation as an Associate Financial Planner from 1997-1999 and with Woodway Financial Advisors as Senior Portfolio Manager and Investment Officer from 1999-2006. He graduated from Knox College, Galesburg, Illinois, with a Bachelor of Arts in 1994 and from Texas Tech University, Lubbock, Texas, with a Masters of Business Administration — General Business Concentration in 1997. Mr. King is a Chartered Financial Analyst.

Government Bond Fund and Money Market Fund

Anne M. LeMire, Portfolio Manager and Co-Portfolio Manager. (See above)

Gordon D. Dixon, Assistant Portfolio Manager. Mr. Dixon is a Director, Senior Vice President and Chief Investment Officer of SM&R, and a member of the investment committee. He is Assistant Portfolio Manager for the Government Bond and Money Market Funds since 2001. He was previously Assistant Portfolio Manager for the Growth, Equity Income and Balanced Funds from 2001 to May 2006 and was previously Portfolio Manager and Co-Portfolio Manager of such funds. Mr. Dixon also serves as Assistant Portfolio Manager of ANIA's Money Market Portfolio since 2001. He was previously Assistant Portfolio Manager for the Growth, Equity Income and Balanced Funds and ANIA's American National Growth, Equity Income and Balanced Portfolios from 2001-2006. Mr. Dixon graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. He began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979, he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy, where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

28

FINANCIAL HIGHLIGHTS

GROWTH FUND

The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$4.14	$4.95	$4.40	$4.17	$3.87
Investment income—net	0.04	(0.06)	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments	(0.84)	(0.69)	0.70	0.23	0.30
Total from Investment Operations	(0.80)	(0.63)	0.73	0.26	0.35
Less Distributions from
Investment income—net	(0.04)	(0.06)	(0.03)	(0.03)	(0.05)
Capital gains	(0.21)	(0.12)	(0.15)	—	—
Total Distributions	(0.25)	(0.18)	(0.18)	(0.03)	(0.05)
Net Asset Value, End of Year	$3.09	$4.14	$4.95	$4.40	$4.17
Total Return(1)	(18.36)%	(13.11)%	16.73%	6.28%	9.01%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$61,080	$79,417	$98,760	$93,937	$101,643
Ratio of expenses with reimbursement to average net assets	1.25%	1.15%	1.12%	1.18%	1.19%
Ratio of expenses without reimbursement to average net assets	1.26%	1.15%	1.12%	1.18%	1.19%
Ratio of net investment income to average net assets	1.34%	1.27%	0.58%	0.70%	1.20%
Portfolio turnover rate	11.84%	11.15%	23.79%	56.05%	24.18%

(1)  Does not include the effect of sales charges.

29

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND

The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$20.10	$24.40	$23.97	$23.97	$22.77
Investment income—net	0.43	0.50	0.69	0.50	0.40
Net realized and unrealized gain (loss) on investments	(4.39)	(2.95)	1.81	1.76	1.72
Total from Investment Operations	(3.96)	(2.45)	2.50	2.26	2.12
Less Distributions from
Investment income—net	(0.47)	(0.51)	(0.68)	(0.41)	(0.39)
Capital gains	(1.15)	(1.34)	(1.39)	(1.85)	(0.53)
Total Distributions	(1.62)	(1.85)	(2.07)	(2.26)	(0.92)
Net Asset Value, End of Year	$14.52	$20.10	$24.40	$23.97	$23.97
Total Return(1)	(18.74)%	(10.35)%	10.60%	10.04%	9.35%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$51,512	$70,316	$89,034	$90,698	$95,744
Ratio of expenses to average net assets	1.24%	1.14%	1.12%	1.15%	1.14%
Ratio of net investment income to average net assets	3.13%	2.58%	2.72%	2.09%	1.66%
Portfolio turnover rate	6.07%	11.88%	11.40%	47.59%	18.45%

(1)  Does not include the effect of sales charges.

30

FINANCIAL HIGHLIGHTS

BALANCED FUND

The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$16.94	$19.13	$18.60	$18.85	$18.21
Investment income—net	0.33	0.35	0.39	0.36	0.36
Net realized and unrealized gain (loss) on investments	(2.55)	(1.86)	1.65	0.51	0.68
Total from Investment Operations	(2.22)	(1.51)	2.04	0.87	1.04
Less Distributions from
Investment income—net	(0.35)	(0.35)	(0.41)	(0.33)	(0.34)
Capital gains	(0.70)	(0.33)	(1.10)	(0.79)	(0.06)
Total Distributions	(1.05)	(0.68)	(1.51)	(1.12)	(0.40)
Net Asset Value, End of Year	$13.67	$16.94	$19.13	$18.60	$18.85
Total Return(1)	(12.24)%	(8.13)%	11.28%	4.79%	5.77%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$16,972	$20,267	$23,651	$22,373	$22,798
Ratio of expenses with reimbursement to average net assets	1.25%	1.24%	1.20%	1.25%	1.24%
Ratio of expenses without reimbursement to average net assets	1.35%	1.24%	1.20%	1.29%	1.24%
Ratio of net income to average net assets	2.54%	1.93%	2.02%	1.95%	1.92%
Portfolio turnover rate	10.71%	19.79%	8.35%	21.82%	23.18%

(1)  Does not include the effect of sales charges.

31

FINANCIAL HIGHLIGHTS

GOVERNMENT BOND FUND

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended August 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.51	$10.27	$10.17	$10.36	$10.43
Investment income—net	0.29	0.36	0.41	0.35	0.25
Net realized and unrealized gain (loss) on investments	0.23	0.24	0.10	(0.19)	(0.07)
Total from Investment Operations	0.52	0.60	0.51	0.16	0.18
Less Distributions from
Investment income—net	(0.29)	(0.36)	(0.41)	(0.35)	(0.25)
Capital gains	—	—	—	—	(0.00)*
Total Distributions	(0.29)	(0.36)	(0.41)	(0.35)	(0.25)
Net Asset Value, End of Year	$10.74	$10.51	$10.27	$10.17	$10.36
Total Return(1)	4.94%	5.89%	5.16%	1.65%	1.84%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$30,673	$29,183	$27,087	$26,194	$26,841
Ratio of expenses with reimbursement to average net assets(2)	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses without reimbursement to average net assets	0.95%	0.93%	0.93%	0.99%	0.96%
Ratio of net investment income to average net assets	2.65%	3.41%	4.06%	3.47%	2.43%
Portfolio turnover rate	0.00%	26.83%	50.01%	78.38%	51.35%

(1)  Does not include the effects of sales charges.

(2)  Until December 31, 2010, the Fund's adviser elected to waive or reduce expenses to 0.73% on Class T. See page 27, "Reimbursements and Waivers".

*  Amount less than $0.01.

32

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

The following financial highlights table is intended to help you understand the Money Market Fund's financial performance for the past five years. Certain information reflects financial results for a single Money Market Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Fund, which for the year ended August 31, 2005 has been audited by Tait Weller and Baker, LLP. For the years ended, August 31, 2006, 2007, 2008 and 2009, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended August 31,
	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment income—net	0.00	*	0.03	0.05	0.04	0.02
Total from Investment Operations	0.00	*	0.03	0.05	0.04	0.02
Less Distributions from
Investment income—net	(0.00	)*	(0.03)	(0.05)	(0.04)	(0.02)
Total Distributions	(0.00	)*	(0.03)	(0.05)	(0.04)	(0.02)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return	0.46%		2.79%	4.84%	4.04%	2.03%
Ratios (in percentages)/Supplemental Data
Net Assets, end of Year (000's omitted)	$40,561		$96,040	$101,585	$88,769	$76,890
Ratio of expenses with reimbursement to average net assets	0.31	%(a)	0.50%	0.50%	0.50%	0.50%
Ratio of expenses without reimbursement to average net assets	0.64%		0.60%	0.63%	0.73%	0.59%
Ratio of net investment income to average net assets	0.50%		2.82%	4.74%	4.01%	1.98%

*  Amount less than $0.01.

(a)  SM&R has voluntarily agreed to waive or reduce expenses in excess of the contractual limit to prevent the net yield from decreasing below zero.

33

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

Important Shareholder Facts and Information

This section of the Prospectus is provided to help you become familiar with the types of accounts and services available in the SM&R Funds. It explains the various services available to you and features you can establish as part of your account in the "Funds" as well as account policies and fees that may apply to your account.

SM&R'S WEB SITE: www.smrinvest.com

BUSINESS HOURS:

8:00 a.m. to 4:30 p.m. Central Time
each day the New York Stock Exchange is open for trading on any SM&R business day ("regular trading day")

24-hour access to account information. See "Voice Response Unit" under "Other Services" in this guide

TRANSFER AGENCY MAILING ADDRESS:

Securities Management and Research, Inc.
P.O. Box 58969
Houston, Texas 77258-8969

OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:

Securities Management and Research, Inc.
2450 South Shore Boulevard, Suite 120
League City, Texas 77573

IMPORTANT PHONE NUMBERS:

Investor Hotline/Voice Response:
  1-877-239-2049

Investor Services Department:
  1-800-231-4639

FAX NUMBERS:

Transfer Agency:
  1-281-538-4983

WIRING INSTRUCTIONS:

Moody National Bank
ABA #113100091
Securities Management and Research, Inc.
#035 868 9
Name of Class and Fund (e.g. Class A of the Government Bond Fund)
Fund Account Number (number appears on your confirmation statement)
Your Name (e.g., Mary Smith)

THIRD PARTY CHECKS

To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

ADDRESS CHANGES

Address changes can be submitted in writing, faxed or called in to our Investor Services Department. All Systematic Withdrawal Plan (SWP) address changes must be in writing and require a signature guarantee.

MINIMUM INVESTMENT AMOUNTS:

The funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class, simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

The funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

	Initial	Additional
Regular Accounts	$100	$20
Automatic Investment Plan	$100	$20
Retirement Plans	$100	$20
Money Market Fund	$1,000	$100

CERTIFICATES

Share certificates are not issued by the funds. Your purchases are maintained on the records of the funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

SPECIAL FEES:

Tax-deferred: $10.00 per account custodian fee deducted annually

Wiring fee: $20.00 for wire redemption proceeds under $10,000

Overnight delivery fee: Varies depending on type of delivery

SIGNATURE GUARANTEE REQUIREMENTS:

Required on all redemptions in amounts of $50,000 or more. Other requirements apply and are discussed later in this guide.

TELEPHONE SERVICES:

SM&R will automatically establish a telephone redemption/exchange option on all new non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services" later in this guide.

CHECK WRITING OPTION:

Available in the SM&R Money Market Fund only. Refer to "Important Facts About Redeeming".

REQUIRED INFORMATION FOR OPENING AN ACCOUNT:

To help the government fight the funding of terrorism and money laundering activities, federal law requires SM&R to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, SM&R is required to collect information such as:

•  Your name

•  Date of birth

•  Physical Address

•  Appropriate identification number

•  Driver's license number and state of issuance or other identifying documents

What happens if I don't provide the information requested or my identity can't be verified?

If you do not provide the requested information, SM&R may not be able to open an account or carry out transactions for you. If SM&R has already opened an account for you, it may have to be closed.

Please keep in mind that account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice. During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

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TYPES OF ACCOUNTS AVAILABLE

Below is a brief explanation of the different accounts available in the Funds.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

A Uniform Gift or Transfer to Minor (UGMA or UTMA)

An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. A complete copy of the Trust document must be provided, with all relevant Trust information.

Business Accounts

Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement or educational expenses. A contribution to certain types of retirement accounts may also be tax deductible. Distributions from these retirement plan accounts are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or if used for a non-qualifying purpose. Information concerning these types of accounts and the forms necessary to open these accounts, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Comprehensive Investment Services, Inc. ("CIS"), an affiliate of SM&R, serves as custodian for the applicable retirement accounts and Coverdell ESA offered by the funds. You will be charged an annual account maintenance fee of $10.00 for each of these accounts that you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

Traditional Individual Retirement Accounts

Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation annually.

Roth Individual Retirement Accounts

Roth IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation annually.

Simplified Employee Pension Plan

This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

SIMPLE

This plan allows employee pre-tax contributions up to $10,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.

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Profit Sharing or Money Purchase Pension Plan

These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

Coverdell Education Savings Account (formerly Education IRA)

This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually per child under the age of 18.

PRICING OF FUND SHARES

General (How Shares are Priced). Each fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers" in this prospectus.) You may purchase shares of the SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of this fund is net asset value. Although the legal rights of the Class A and B shares (not offered in this prospectus) are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.

A Note on Pricing. With the exception of the Money Market Fund, the funds' investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The funds also may use fair value pricing if the value of a security held by the fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the fund to calculate its net asset value may differ from quoted or published prices for the underlying securities. The Money Market Fund uses the amortized cost method for valuing its securities.

Share Price — Effective Date of Purchases and Redemptions. Each fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time) on any SM&R business day. NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. Below is the method used by the funds to calculate the NAV on any given day.

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the fund that day, less any applicable transaction fee or redemption charge. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading on any SM&R business day at the next NAV

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determined that day (currently 3:00 p.m. Central Time) if:

•  SM&R receives your request in good order prior to the close of the regular trading day;

•  a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day (on any SM&R business day) and reports your order to SM&R prior to currently 3:00 p.m. Central Time on the same day; or

•  SM&R is advised of bank wire purchases received by Moody National Bank before 3:00 p.m. Central Time.

If we receive your order after the close of the regular trading day or on any day that the Exchange or SM&R is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SM&R's business holidays for calendar year 2010 are New Year's (January 1), Good Friday, Memorial Day, Independence Day (July 5), Labor Day, Thanksgiving Day, Friday after Thanksgiving, Christmas- December 23 and 24.

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HOW TO PURCHASE SHARES

You should refer to the first page of this Shareholder's Guide "Important Shareholder Facts and Information" for the appropriate addresses and telephone numbers.

METHOD	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
By Mail or through a Registered Representative	• Determine the fund and the Class in which you want to invest.
• Complete and sign the account application
• Make the check payable to SM&R Mutual Funds.
• Mail the application and your check to SM&R at the address on the first page of this guide.
• Or deliver the information to your representative (provided he or she has a broker-dealer arrangement with SM&R).	• Make your check payable to SM&R Mutual Funds.
• Use the investment slip on your confirmation, or
• Write a note specifying:
— Your account number
— The fund name
— Share class
— The name(s) in which the account is registered.
• Mail to the address indicated on the cover page of this guide.

By Wire	• Call Investors Services to notify SM&R that you have wired funds for your mutual funds account (call by noon, Central Time, if you want wired funds to be credited that day)
Instruct your bank to wire or transfer your purchase (your bank may charge a wiring fee) using the information on the first page of this guide.
• Complete the account application, fax to SM&R and mail the original to the appropriate address.
• Wires received before 3:00 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next trading day's closing price).	• Call Investors Services at the number on the first page of this guide, on any business day.
• You can send your investment either by:
— Federal Funds Wire (offers immediate access to funds), or
— Electronic transfer via ACH which avoids wiring fees, if your bank account is set up on file

By Exchange	• You can make an investment by exchange from an existing Fund in the SM&R Mutual Funds to another fund by calling Investor Services if your account(s) have telephone exchange privileges.
• You can only exchange shares in the same class with identical registrations.
• There is no sales charge or redemption fee when exchanging from one fund to another within the same class of shares.
• Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
• Exchanges are limited to three per calendar quarter, and twelve per calendar year.
• Exchanges between accounts that do not have identical ownership registration must be made in writing.
• Be sure you read the prospectus for the fund into which you are exchanging.
Key Point: An exchange represents the sale of shares of one Fund and the purchase of shares of another Fund. This transaction may produce a taxable gain or loss in a non-tax deferred account.

Automatic Investment Plan through the Automated Clearing House (ACH)	• You can transfer money automatically from your bank account into your Fund account on a monthly basis.
• Initial investment minimum is $100 ($1,000 for the Money Market Fund) if you invest at least $20 ($100 for the Money Market Fund) per month with this service.
• To enroll, check off the box on the account application and provide:
1. Your bank account information,
2. The amount and date of your monthly investment, and
	3. A voided check.	• To establish automatic investing for an existing account, call Investor Services for an application. • The minimum is $20 ($100 for the Money Market Fund).

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HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares of the funds. Redemptions will be at net asset value which is determined on the date your request is received by SM&R in good order.

METHODS	REQUIREMENTS
Call Us	• Call Investor Services during normal business hours on any business day.
• This service is only available for those accounts which are non-qualified and non-tax deferred and for requests meeting the following conditions:
1. The amount requested is $200 or more per account.
2. The amount is less than $50,000 in aggregate.
3. The proceeds are to be mailed to the address of record or electronically transferred to the bank account indicated on your fund account.
4. There has been no change of address for either you or your bank for 30 days.
5. The account has Telephone Redemption privileges.
6. The security procedures discussed in this guide have been met.
All other requests must be in writing or on the appropriate qualified withdrawal form.
• All authorized requests received before 3:00 p.m. Central Time on regular trading days will be processed at that day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
• We can either:
— wire the proceeds the next business day into your bank account of record (service charges may apply)
— electronically transmit the proceeds to your bank account of record via the ACH service
— mail you a check to the address of record
• All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe to be genuine. (Refer to "Security Procedures" later in this guide.)
• A $20.00 fee is charged for redemptions by wire under $10,000.
• To redeem from a tax-deferred account, call Investor Services for a special withdrawal form.

Write Us	• You can mail a redemption request to the appropriate address listed on the first page of this guide.
• Your letter of instruction must:
— list your account number, the fund name and fund number
— indicate the number of shares or dollar value you wish to redeem
— be signed by the registered owner(s)
— include any outstanding share certificates issued prior to January 1, 1999
— include special withdrawal forms for tax deferred accounts
• Refer to "Signature Guarantee" below for requests that must be signature guaranteed.

Money Market Fund Expedited Redemption	You can receive same day redemptions by wire if SM&R receives a redemption order prior to 11:00 a.m. Central Time for the Money Market Fund. If we receive your request after 11:00 a.m. Central Time and before 3:00 p.m. Central Time, we generally will transmit payment on the next day. (Refer to "CALL US" section above.)

Fax Us	You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets requirements under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central Time on regular trading days to receive that day's closing price.

Sell Your Shares in Person	You may also redeem your shares by coming to SM&R's home office, and deliver your request in person prior to 3:00 p.m. Central Time on regular trading days to receive that day's closing price.

Systematic Withdrawal Plan (SWP)	You can withdraw money automatically from your fund account on a monthly, quarterly, semi-annual, and annual basis — without redemption fees — on or about the 20th of the month and if:
• Your account value is $5,000 or more
• You complete the relevant section of the application
• The withdrawal can be mailed to you at your address of record, or deposited directly to your bank account via ACH
• The minimum withdrawal is $50 per month.
• If a percent is elected, the maximum amount is 1% of your account per month or 12% annually.
To obtain proper forms, contact Investor Services.
See "Important Facts About Redeeming" later in this guide for more information.

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Payment of Redemption Proceeds

Normally, redemption proceeds of shares you purchased by wire, certified check, money order, or other immediately available funds will be mailed no later than the 7th calendar day following receipt of your redemption request. Mailing of redemptions of shares recently purchased by a personal check, payroll deduction, direct bill or ACH transfer (discussed later in this guide) will be delayed until the check or transfer clears, which can be up to fifteen (15) business days. However, this time period may be extended depending on the payment method.

We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than in cash.

Signature Requirements Based on Account Type

Individual or Joint Tenants	Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

UGMA or UTMA	Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by the state in which the UGMA or UTMA was established.

Sole Proprietor, General Partner	Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

Corporation, Association	Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

Trust	Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account application, a current certificate of incumbency dated within 60 days must also be submitted.

IRA or TSA (Includes all types of IRAs)	A special withdrawal form must be signed by the account owner, and you may obtain this form by contacting Investor Services at the number on the first page of this guide. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions. In addition, TSA's will have a 20% mandatory withholding tax applied to all distributions if the account owner is under 70 1/2.

Executors of Shareholder Estates	Written instructions must be signed by the executor. A copy of the order appointing the executor, certified within the past 12 months must accompany the letter of instructions. A signature guarantee must be provided as discussed below.

Signature Guarantee

To protect you and the funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary

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public is not authorized to provide a signature guarantee. The Fund, or its transfer agent, reserves the right to require that each named individual on an account provide a signature guarantee.

The following circumstances require a signature guarantee:

• Redemptions from one or more of the Funds total $50,000 or more

• You want the proceeds sent to an address other than the address currently appearing on your account

• You want the proceeds sent to a bank account not listed on your account

• You want the proceeds payable to anyone other than the registered owner(s) of the account

• Either your address or the address of your bank account has been changed within 30 days

• The account is registered in the name of a fiduciary, corporation or any other organization. In these cases, additional documentation is required:

  Corporate accounts: certified copy of corporate resolution

  Fiduciary accounts: copy of the power of attorney or other governing document

• The Funds or their transfer agent believe a signature guarantee would protect against claims based on transfer instructions

Who Can Provide A Signature Guarantee:

• Commercial Bank

• Trust Company

• Savings Association

• Credit Union

• Member of Medallion Program

• Member of a U.S. Stock Exchange

• Authorized SM&R Representatives

Notary Public Not Acceptable

Important Facts About Redeeming

Systematic Withdrawal Plan. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" in the Class A and Class B prospectus (not offered in this prospectus) for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement

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Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

Reinvestment Privilege. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a fund, a shareholder may reinvest all or part of the proceeds in the same class of the same fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax adviser to determine any possible tax ramifications of such a transaction. Each fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"Good Order" means the request for redemption must include:

(1)  your letter of instruction or a stock power specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock power must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;

(2)  any required signature guarantees (see "Signature Guarantees" above); and

(3)  other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

Texas Optional Retirement Program. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

(1)  death of the employee;

(2)  termination of service with the employer; or

(3)  retirement of employee.

Check Writing Option. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on any tax-deferred accounts (IRAs, TSAs, etc.). Shareholders desiring this option must complete the check writing option signature card on the application. After obtaining specimen signatures and the fully executed card, SM&R will order checks and forward to you at the address of record. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment.

  When a check is presented for payment, SM&R as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of

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shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment,

(1)  the check will not be honored,

(2)  it will be returned to the payee, and

(3)  the shareholder may be subject to extra charges as a result.

  This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook by SM&R free of charge. There will be a $5 fee for reorders. Shareholders will be allowed to write ten (10) checks free each calendar quarter. You may be charged $1.00 for each check written over the 10 check limit. All checkbooks must be ordered through SM&R. Please do not use outside vendors to produce your Money Market Fund checkbook. Additionally, a check cannot be used to close out your Money Market Fund account. Refer to the "How to Redeem Shares" section on page 43 or call our Investor Services Department.

Redemption of Small Accounts. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if the value of the account is below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

Transactions through Processing Organizations:

You may also purchase or sell shares of the funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. If you utilize a Processing Organization, the funds are not responsible for failure of any Processing Organization to carry out its obligations to its customers. In addition, you may not be considered the shareholder of record of your shares. Therefore, you may not be able to utilize services available only to shareholders investing directly in the funds. You should keep this in mind when establishing an account in any fund.

Other Services

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class T shares, the funds offer other services and plans described below. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax adviser.

Electronic Transfers (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To

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arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. Your financial institution must be a member of the automated clearing house (ACH) network for you to take advantage of this service.

Telephone Services. You can only use telephone services for transaction amounts more than $200, but less than $50,000. Through this service, you will be able to purchase additional shares for a fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. Please note that the telephone redemption option is not available for qualified and tax-deferred accounts. Additionally, a shareholder account cannot be closed out by Telephone Redemption. Refer to the section "How to Redeem Shares" on page 43 or call our Investor Services Department.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

Security Procedures

Telephone Transactions

  The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

(i)  the name of the fund or funds;

(ii)  all digits of the account number;

(iii)  the exact name and address used in the registration(s); and

(iv)  the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

Voice Response Units

The SM&R Investor Hotline, an automated telephone service, allows you unlimited, 24-hour access to your SM&R mutual fund accounts. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit

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that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

For additional restrictions refer to "Exchange Privilege" below.

Automatic Dividend Investment. Your dividends and distributions may be paid in cash or invested in any fund at net asset value. In order for dividends to be paid out in cash, your account balance must be at least $5,000. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions into another fund in the same class of shares.

You must comply with the following requirements to invest your dividends and distributions in shares of another fund:

(1)  Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) the fund receiving the dividend must have an account balance of at least $500.

(2)  Both accounts must have identical registration information, that is they cannot be in different names; and

(3)  You must have elected, in writing, to reinvest dividends into another fund.

Automatic Investment Plan. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer. For qualified and tax deferred accounts, all investments are reported on a calendar year basis.

Group Systematic Investment Plan. SM&R can establish a Group Systematic Investment Plan with an employer having 5 or more participants or a minimum of $150.00 under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 per account ($100 for the Money Market Fund). Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

Exchange Privilege. As an investor in the funds, you may be permitted to exchange shares that you own for shares of another fund without the payment of an exchange fee, subject to certain conditions. Exchanges between a fund and another fund managed by SM&R are available only in states where the applicable funds are registered and the exchange may be legally made. You should contact SM&R to determine whether a fund and a particular class is registered in a particular state and whether an exchange is permitted.

We reserve the right to terminate or change the terms of any exchange privilege at any time.

  You may exchange Class A and Class B shares (not offered in this prospectus) that you own in the SM&R Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund. You also may exchange your Class A or Class B shares for shares of the Money Market Fund, subject to two conditions:

•  any applicable CDSC period has expired on the shares you wish to exchange

45

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

(i.e., 13 months in the case of Class A share purchases of $1 million or more, and 6 years in the case of Class B share purchases of the SM&R Equity Funds, and 4 years in the case of Class B share purchases of the SM&R Government Bond Fund), and

•  you meet any minimum investment requirement for the shares you wish to acquire.

  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of the Growth Fund. You then exchange such Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Government Bond Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Government Bond Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

  Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

(a)  the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

(b)  the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

(c)  the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

(d)  the minimum dollar amount of a telephone exchange is $200;

(e)  SM&R must have received full payment for the shares being exchanged;

(f)  your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

(g)  any shares that you wish to exchange must have been held for at least ten (10) business days; and

(h)  you have received a prospectus for the fund shares you receive in the exchange.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. You should consult your tax adviser for the tax treatment and effect of exchanges.

Market Timing. The funds are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase

46

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

shares of the funds, as such frequent transfers and redemptions will not be accommodated.

  The Board of Directors of SM&R Investments, Inc. has adopted policies and procedures with respect to market timing activity. The Board believes that market timing activity is not in the best interest of the shareholders of the funds. The funds, therefore, do not allow any implied or written agreements permitting market timing, and the funds discourage such practices.

  Due to the disruptive nature of market timing, it can adversely impact the ability of the adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a fund and raise its expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset swings that decrease the fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on fund performance.

  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the funds. In the case of omnibus accounts, the funds may not have access to information regarding trading activity by individual investors. In that case, the funds are unable to monitor for excessive short-term trading, and trading in violation of the funds' trading restrictions may occur despite the funds' efforts to prevent them. If we are unable to detect market timers, you may experience dilution in the value of your fund shares as well as increased brokerage or administration costs in the Fund. This may result in lower long-term returns for your investment. In situations in which the funds' Transfer Agency suspects possible market timing activity, it will notify SM&R Investments, Inc.'s Chief Compliance Officer to help facilitate the enforcement of the funds' market timing policies and procedures.

  In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose restrictions on market timers (such as dollar or percentage limitations on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more funds in the future. The Fund's market timing policies and procedures as presently existing or modified in the future, will be applied uniformly in all cases.

  SM&R Investments, Inc. reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received, whether directly or by transfer or exchange, including orders that have been accepted by a financial intermediary, that the Transfer Agency determines not to be in the best interest of the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

The following policies apply to all fund shareholders:

•  Investors of the funds, directly or indirectly, can make only one "round trip" involving the same fund within any 120-day period. A "round trip" can be either (i) one purchase and one sale or one sale and one purchase or (ii) an investor exchange from one fund to another fund and back to the original fund.

•  Systematic purchases and redemptions are exempt from these policies.

Please refer to the sections of this prospectus entitled "How to Purchase Shares" and "How to Redeem Shares" for information regarding how to direct investments in or redemptions from (including making transfers into or out of) the funds and any fees that may apply.

47

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

Distributions and Taxability. To avoid taxation of the funds, the Internal Revenue Code requires each fund to distribute net income and any capital gains realized on its investments annually. A fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

Dividends you receive from the SM&R Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Distribution Schedule. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

	Dividends Declared	Capital Gains Paid
Growth Fund	June and December	December

Equity Income Fund	March, June, September, December	December

Balanced Fund	March, June, September, December	December

Government Bond Fund	Monthly	December

	Dividends Declared	Capital Gains Paid
Money Market Fund	Daily paid Monthly (Same day dividends are earned on a purchase in the Money Market Fund if SM&R receives payment before 11:00 a.m. Central Time on that date. Purchases after that time, but before 3:00 p.m. Central Time, will begin to earn dividends on the next day.)	—

Distributions Effect on NAV. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

Dividend Reinvestments. Dividends and Capital Gains Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check

48

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Please Note: The minimum dollar amount of a Dividend that will be issued by check, wire, or Automated Clearing House (ACH) is $10.00, and the minimum dollar amount of a Capital Gain that will be Issued by check, wire, or ACH is $10.00.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.

Backup Withholding. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 30% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

Taxability of Redemptions and Exchanges. You should consult with a tax adviser concerning the tax effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Household Mailings. Each year you are automatically sent an updated prospectus, and annual and semi-annual reports for the funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders maintaining accounts in multiple funds. Shareholders can opt-out of household mailings by calling 1-800-231-4639 or by sending a written request to SM&R at P.O. Box 58969, Houston, Texas 77258-8969.

Rights Reserved by the Fund. The Fund reserves the right:

•  to waive, lower, or raise investment minimums;

•  to accept initial purchases by telephone from a registered representative;

•  to refuse any purchase order;

•  to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

•  to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;

•  to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

•  to not act on instructions believed not to be genuine; or

•  to otherwise modify the conditions of purchase and any services at any time.

49

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BOND RATINGS

Description of Standard & Poor's Corporation's long-term bond (bonds that extend longer than one year) rating:

AAA   An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Description of Moody's Investor's Service, Inc.'s long-term bond (bonds that extend longer than one year) ratings:

Aaa   Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A   Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Description of Fitch IBCA Bond ratings:

AAA   Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

MUNICIPAL NOTE RATINGS

Description of Moody's Investor Service Inc.'s short-term municipal note (notes that mature in less than one year) ratings:

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Standard and Poor's Short-term municipal note ratings:

SP-1   Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

Description of Standard & Poor's Corporation's three highest commercial paper ratings:

A-1   This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3   Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

Description of Moody's Investors Service, Inc.'s three highest commercial paper ratings:

PRIME-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of Fitch IBCA short-term debt ratings (including commercial paper):

F1   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI).

The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.

The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents

The funds do not have a website; however, you may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

Securities Management and Research, Inc.
P.O Box 58969
Houston, Texas 77258-8969
Telephone: 1-800-231-4639 (Toll Free) or
  1-281-334-2469 (Collect)

Public Information

You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to publicinfo@sec.gov.

SM&R Equity Funds:

SM&R Growth Fund

SM&R Equity Income Fund

SM&R Balanced Fund

SM&R Fixed Income Funds:

SM&R Government
Bond Fund

SM&R Money Market Fund

Form 9099 (12/09)	Investment Company File No. 811-6477

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2009

SM&R INVESTMENTS, INC.
FIXED INCOME FUNDS
EQUITY FUNDS

SM&R EQUITY FUNDS:

CLASS A, CLASS B, AND CLASS T
SM&R Growth Fund
SM&R Equity Income Fund
SM&R Balanced Fund

SM&R FIXED INCOME FUNDS:

CLASS A, CLASS B, AND CLASS T
SM&R Government Bond Fund

SINGLE CLASS
SM&R Money Market Fund

Mailing Address:  P.O. Box 58969
Houston, Texas 77258-8969

Street Address:  2450 South Shore Boulevard, Suite 400
League City, Texas 77573

This Statement is NOT a prospectus, but should be read in conjunction with the funds' current prospectus or prospectuses dated December 31, 2009 that is relevant to the class or classes of shares you own or wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). To obtain a Prospectus contact your registered representative, broker-dealer, financial intermediary, or Securities Management and Research, Inc. ("SM&R"), at the address noted above, or by calling:

Investor Services
Telephone Number: (281) 334-2469
Toll Free 1-(800) 231-4639

No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Company or SM&R. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

Terms not defined herein have the same meaning as given to them in the Prospectuses.

THE COMPANY	1

INVESTMENT OBJECTIVES AND POLICIES	2

Investment Techniques Applicable to One or More of the Fixed Income Funds	3

Investment Techniques Applicable to One or More of the Equity Funds	12

PORTFOLIO TURNOVER	18

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES	19

MANAGEMENT OF THE COMPANY	21

REMUNERATION OF DIRECTORS	27

POLICY REGARDING PERSONAL INVESTING	28

PROXY VOTING POLICIES	29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	34

CONTROL AND MANAGEMENT OF SM&R	35

INVESTMENT ADVISORY AGREEMENTS	36

ADMINISTRATIVE SERVICE AGREEMENTS	38

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS	40

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	42

DESCRIPTION OF FUND SHARES	43

PURCHASE, REDEMPTION, AND PRICING OF SHARES	45

Determination of Net Asset Value	45

Determination of Offering Price	46

Reduction and/or Waiver of Initial Sales Charges (Class A and Class T Shares)	49

Reduction and/or Waiver of Contingent Deferred Sales Charges (Class B Shares)	52

Fund and Class Expenses	53

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS	53

SPECIAL PURCHASE PLANS	55

REDEMPTION	57

TAXES	58

SYSTEMATIC WITHDRAWAL PLAN	61

THE UNDERWRITER	62

CUSTODIAN	64

TRANSFER AGENT AND DIVIDEND PAYING AGENT	64

COUNSEL	64

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	64

PERFORMANCE AND ADVERTISING DATA	65

PERFORMANCE MEASURES	69

ii

THE COMPANY

SM&R Investments, Inc. (the "Company") was incorporated under the laws of Maryland on November 6, 1991. The Company changed its name from SM&R Capital Funds, Inc. to SM&R Investments, Inc. on December 31, 1998.

The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company, commonly called a "mutual fund." This registration does not imply any supervision by the Securities and Exchange Commission (the "Commission") over the Company's management or its investment policies or practices. It currently offers the following funds (each a "Fund," collectively the "Funds"):

•  SM&R Growth Fund (the "Growth Fund");

•  SM&R Equity Income Fund (the "Equity Income Fund");

•  SM&R Balanced Fund (the "Balanced Fund");

•  SM&R Government Bond Fund (the "Government Bond Fund");

•  SM&R Money Market Fund (the "Money Market Fund").

The Government Bond Fund and the Money Market Fund are collectively referred to as the "Fixed Income Funds."

The Growth Fund, the Equity Income Fund and the Balanced Fund are collectively referred to as the "SM&R Equity Funds," or the "Equity Funds."

The Growth Fund, Equity Income Fund, and Balanced Fund were added as separate series of the Company effective December 31, 2000. Previously, these Funds existed as stand-alone mutual funds, organized and operated as separate legal entities, Maryland corporations. These Funds are "clones" of and successors to the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc. (the "Predecessor Funds"). On December 31, 2000, the Predecessor Funds became series of the Company (the "Conversion"). At such time, the SM&R Growth Fund, Inc. became the Growth Fund; the SM&R Equity Income Fund, Inc. became the Equity Income Fund; and the SM&R Balanced Fund, Inc. became the Balanced Fund. These Funds carry on the business of and have investment objectives, investment strategies, techniques and restrictions materially the same as their corresponding Predecessor Funds. Keep in mind when reading this Statement of Additional Information that data shown for the Growth Fund, Equity Income Fund, and Balanced Fund prior to December 31, 2000 are data of the corresponding Predecessor Funds.

The Government Bond Fund, the Growth Fund, the Equity Income Fund, and the Balanced Fund are each divided into three classes of shares (the "Classes") of common stock designated as:

•  Class T (existing shareholders and certain designated persons);

•  Class A (front-end load)

•  Class B (back-end load)

These classes of shares have different sales charges and distribution and service (12b-1) fee structures. Multiple Class Plans were adopted for these Funds pursuant to Rule 18f-3.

The Money Market Fund does not have separate classes; it is a single-class fund.

INVESTMENT OBJECTIVES AND POLICIES

As noted in the Prospectuses under "Investment Objectives and Policies," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.

Fundamental Investment Restrictions

Each Fund's investment objective and the following fundamental investment limitations can not be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

Diversification. With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Industry Concentration. A Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Borrowing. A Fund may not borrow money, except (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) a Fund may purchase securities on margin to the extent permitted by applicable law, and (e) a Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

Loans. A Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

Underwriting. A Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

Real Estate. A Fund may not purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Commodities. A Fund may not invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities. A Fund may not issue senior securities to the extent such issuance would violate applicable law.

The above mentioned investment limitations are considered at the time investment securities are purchased.

Non-Fundamental Investment Limitations

Certain of the Funds have the non-fundamental investment limitations described below. These limitations may not be changed without providing the shareholders of the applicable Funds with at least 60 days prior notice. The word "assets", for purposes of the investment limitations discussed in this section, means net assets of the Fund plus the amount of any borrowing for investment purposes. These limitations are considered at the time investment securities are purchased.

Government Bond Fund. The Government Bond Fund, under normal circumstances, invests at least 80% of the value of its assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Equity Income Fund. The Equity Income Fund, under normal circumstances, invests at least 80% of the value of its assets in common stocks (primarily income producing).

Investment Techniques Applicable to One or More of the Fixed Income Funds

Lending Portfolio Securities.  Consistent with applicable regulatory requirements, the Government Bond Fund may lend its portfolio securities to broker-dealers and other financial institutions, to a maximum of 10% of the value of its net assets at the time of the most recent loan. Such loans must be callable at any time and continuously secured by cash collateral equal at all times to at least 102% of the market value of the securities loaned, including accrued interest.

The market value of the securities loaned shall be monitored daily, and the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral. Cash collateral shall be invested in short-term instruments that are sufficiently liquid to provide for repayment upon demand (such as bank letters of credit, U.S. Government Obligations, or other cash equivalents). Cash or instruments collateralizing the Fund's loans of securities will be segregated and maintained at all times with SM&R, the Funds' custodian, in an amount at least equal to the current market value of the loaned securities. The Government Bond Fund will receive amounts equal to earned income for having made the loan.

The Government Bond Fund will be the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Government Bond Fund and its shareholders. Thus, when a loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a broker-dealer or other financial institution, the Government Bond Fund will take into account the creditworthiness of such borrower and will monitor such creditworthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Government Bond Fund may pay placing brokers' fees in connection with loans of its portfolio securities.

In lending its portfolio securities, the Government Bond Fund is subject to the risk that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In that event, the borrower may fail to return the loaned securities while the cash collateral is insufficient to purchase the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Government Bond Fund would be an unsecured creditor with respect to such shortage and might not be able to recover any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

The Government Bond Fund will not lend securities to broker-dealers affiliated with SM&R. This restriction will not affect the ability of the Fund to maximize its securities lending opportunities.

U.S. Treasury Securities. Each of the Fixed Income Funds may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

U.S. Government Obligations. Each of the Fixed Income Funds may invest in direct or implied obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). These U.S. Government Obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations. In addition, obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank may be satisfied only by the individual credit of the issuing agency. Investments in Freddie Mac, Fannie Mae, and other obligations may include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits issued or guaranteed by such entities.

In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Company must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

While the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since it is not obligated by law to do so. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of Fannie Mae, Freddie Mac and Federal Home Loan Banks may involve a risk of non-payment of principal and interest.

Mortgage-backed U.S. Government Obligations. The Government Bond Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages.

The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagors at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Bond Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond Fund at a premium would result in capital losses.

The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

Inflation-Indexed Bonds. The Government Bond Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation-adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Collateralized Obligations. The Government Bond Fund and the Money Market Fund each may invest a portion of its assets in collateralized mortgage obligations or "CMOs" issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government Obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. A variety of types of collateralized obligations are available currently and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

The Government Bond Fund and the Money Market Fund will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yields while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Mortgage Pass-Through Securities. Additionally, the Government Bond Fund may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Other Asset-Backed Securities. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

Consistent with the Government Bond Fund's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

Taxable Securities.  Each of the Fixed Income Funds invests primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income.

Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income.

Repurchase Agreements. Each of the Fixed Income Funds may enter into "repurchase agreements" with banks or with government securities dealers, recognized by the Federal Reserve Board and which have been approved by the Board. Under a repurchase agreement, a Fund will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Fund's holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In these transactions, the securities purchased shall have an initial total value in excess of the value of the repurchase agreement.

The custodian for a Fund purchasing such repurchase agreement will hold the securities underlying such repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. If the seller defaults or becomes insolvent, the Fund could realize delays, costs or a loss in asserting its rights to, or in liquidating, the collateral in satisfaction of the seller's repurchase agreement. The Fixed Income Funds will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Funds may enter into such repurchase agreements. Such arrangements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Fund will purchase repurchase agreements maturing more than seven (7) days after such purchase.

Ratings. If the rating of a security purchased by a Fixed Income Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by one of the Fixed Income Funds ceases to be rated, neither event will require the sale of the security. However, the adviser will consider any such event in determining whether the Fund should continue to hold the security.

When-Issued and Delayed Delivery Transactions. The Government Bond Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Fund to the issuer and no interest accrues to the Fund. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.

Because the Government Bond Fund relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Government Bond Fund is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

Foreign Debt Securities. The Government Bond Fund may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.

Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Government Bond Fund, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds also are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

Illiquid Securities. Each of the Funds may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.

144A Securities and Section 4(2) Commercial Paper. If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

Any such security may be determined to be liquid under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

Certain Investment Grade Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Certificate of Deposits and Bankers Acceptances. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Money Market Fund may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

Money Market Fund Investments. Pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Money Market Fund may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

•  A security with a remaining maturity of 397 calendar days or less ("short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

•  A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Fund currently does not intend to invest in unrated securities.

SM&R has the responsibility of determining that each investment by the Money Market Fund presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

The Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided, however, that the Fund will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Fund's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

The Money Market Fund will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that (1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two

NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Fund has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Fund may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Fund has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and (2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

Zero Coupon Bonds. The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Their value as investments consists of the difference between their face value at the time of maturity and the price for which they are acquired, which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Government Bond Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Investment Techniques Applicable to One or More of the Equity Funds

U.S. Government Obligations. The Equity Funds may invest in United States Government obligations. These instruments are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

The Funds' adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. government only when, in its opinion, the credit risk is minimal. SM&R does not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Fund's liquidity on a short-term basis during adverse and unusual market conditions.

Investment in Covered Call Options. Although there is no present intent to do so, the Balanced Fund may write covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Balanced Fund's assets are subject to call options. A covered call option is an option on a security which the Balanced Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Balanced Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Balanced Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Balanced Fund thus foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Balanced Fund's management believes that such premiums will maximize the Balanced Fund's return without subjecting it to substantial risks.

The Balanced Fund will purchase call options only to close out a position in an option written by it. In order to close out a position the Balanced Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Balanced Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Balanced Fund's portfolio against which a call option has been written, the Balanced Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Balanced Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transactions cannot be made if trading in the option has been suspended.

The premium received by the Balanced Fund upon writing a call option will increase the Balanced Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

Collateralized Mortgage Obligations. The Balanced Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Balanced Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

Repurchase Agreements. Each of the Equity Funds may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument or U.S. Government security for a relatively short period (usually not more than one week) subject to an obligation of the seller, generally a bank or dealer, to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. A Fund might also incur disposition costs in liquidating the collateral. SM&R reviews the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The SM&R Equity Funds will purchase only repurchase agreements maturing in seven (7) days or less.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore the realization by that Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Lending of Securities. Although there is no present intent to do so, the Balanced Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Balanced Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Balanced Fund. The Balanced Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Balanced Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the Balanced Fund at any time, and (d) the Balanced Fund receive reasonable interest on the loans (which may include the Balanced Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

The principal risk of lending is the potential insolvency of the borrower. In this event, the Balanced Fund could experience delays in recovering their securities and possible capital loss.

Commercial Paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Illiquid Securities. The SM&R Equity Funds may each invest up to 15% of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements. Restricted securities that are determined by the Company's Board of Directors to be liquid are not subject to this limitation. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if these securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Fund's net assets could be adversely affected.

144A Securities and Section 4(2) Commercial Paper. If otherwise consistent with its investment objective and policies, the Equity Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

Any such security may be determined to be liquid under procedures adopted by the Board. The Board has delegated to SM&R the responsibility to determine the liquidity of restricted securities pursuant to Rule 144A. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

Certificates of Deposit and Bankers Acceptances. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

American Depositary Receipts ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the SEC and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.

Short-Term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Firm Commitment Agreements and When-Issued Purchases. Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Funds will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, each of the Funds (except the SM&R Money Market Fund), may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Funds (except the Money Market Fund) may invest in Standard & Poor's Depositary Receipts® (SPDRs)®, issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts® (MidCap SPDRs)®, similarly linked to the S&P MidCap 400 Index.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. There can be no assurance that these actions will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

PORTFOLIO TURNOVER

Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of a Fund's portfolio securities, excluding securities whose maturities at the time of purchase are one (1) year or less. A 100% portfolio turnover rate would occur, for example, if all of a Fund's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Funds, with the exception of the Money Market Fund, be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Fund are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

The portfolio turnover rates for the Funds for the past two fiscal years are as follows:

	Year ended August 31, 2009	Year ended August 31, 2008
Government Bond Fund	0%	26.83%
Growth Fund	11.84%	11.15%
Equity Income Fund	6.07%	11.88%
Balanced Fund	10.71%	19.79%

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by SM&R or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Company does not provide or permit others to provide information about the Funds' portfolio holdings on a selective basis.

The Funds' portfolio holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Funds' fiscal quarter. Copies of the Funds' reports and Forms N-Q are available free on the SEC's EDGAR Database website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-942-8090, by e-mailing a request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-01102.

From time to time, officers of the Company, the Funds' investment adviser or the Funds' distributor (collectively "SM&R") may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds' most recent quarter-end and therefore may not be reflected in the SEC filings discussed above.

Additionally, SM&R may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how the Funds' investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. SM&R may also provide oral or written information ("statistical information") about various financial characteristics of the Funds or their underlying portfolio securities including, but not limited to, duration, nominal maturity, price/book value, effective maturity, price/earnings ratio, weighted average coupon, weighted average quality, market capitalization, dividend yield or growth, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the Funds' most recent quarter-end portfolio, or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations and the content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of SM&R, the information could be used in a manner that would be harmful to the Funds.

SM&R also discloses portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to the Funds' custodians and auditors. Portfolio holdings are disclosed to the Funds' pricing service vendors and other persons who provide systems or software support in connection with Fund operations. In connection with managing the Funds, the Funds' investment advisers may use analytical systems provided by third parties who may have access to the Funds' portfolio holdings. In all of these situations, the outside party has agreed in writing (or is otherwise required by virtue of written policies, professional responsibility, regulatory obligations, or fiduciary duty) to maintain the Funds' portfolio holdings on a confidential basis and to refrain from trading on the basis of such information. SM&R relies on these confidentiality obligations in determining that such disclosures are not harmful to the Funds. The names of these persons and the services they provide are set forth below under "Fund Service Providers." The frequency with which portfolio holdings may be disclosed to an outside party, and the length of the lag, if any between the date of the information and the date on which the information is disclosed, is determined based on the facts and circumstances, including without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of such disclosure varies, and may be as frequently as daily with no lag.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, the Funds may disclose one or more of its securities. The Funds have not entered into formal non-disclosure agreements in connection with these situations, however, the Funds would not continue to conduct business with a person who SM&R believes was misusing the disclosed information.

Fund Service Providers

INDATA Services, LLC	provides sector information

F.T. Interactive Data Corporation	provides pricing information

Standard and Poors, Inc. Securities Evaluations	provides pricing information

Bloomberg L.P.	provides statistical information

Lipper/Reuters	provides statistical information

Morningstar, Inc.	provides statistical information

Standard and Poors, Inc.	provides statistical information

Thomson Financial Research	provides statistical information

In addition, the Company generally makes publicly available on a quarterly basis information regarding each Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through SM&R's website (www.smrinvest.com), marketing communications (including printed advertising and sales literature), and/or the Company's telephone investor service center. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Company's Chief Compliance Officer.

Neither the Company nor its employees or affiliates are authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information. Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, other than in connection with the day-to-day operation and management of the Fund, as described above, the following procedures must be followed:

•  the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information;

•  the request must be submitted to the Company's Chief Compliance Officer;

•  The Company's Chief Compliance Officer and/or SM&R's Chief Compliance Officer is responsible for authorizing the selective release of portfolio holding information;

•  If the request is approved, the Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information; and

•  The Company's executive officers and SM&R's Chief Compliance Officer are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' shareholders and the Funds' affiliates.

For such persons to find that there is a legitimate business purpose, they must determine that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' shareholders without compromising the integrity or performance of the Funds.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

MANAGEMENT OF THE COMPANY

The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Company who are responsible for administering day-to-day operations of the Company.

Officers and Directors of the Fund

Information about each of the officers and directors of the Company is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Company, as defined in the 1940 Act, are indicated by the appropriate heading.

Independent Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Florentino F. Gonzalez 2450 South Shore Blvd., League City, TX 77573 Age 50	Director	Indefinite Since 11/05	HR Director, Galveston Children's Center, Inc. HR Consultant, The University of Texas Medical Branch at Galveston	9	*

Edwin K. Nolan 2450 South Shore Blvd., League City, TX 77573 Age 66	Director Nominating Committee Audit Committee	Indefinite Since 11/97 Indefinite Since 11/00 Indefinite Since 11/03	Investor and Attorney, Law Offices, Edwin K. Nolan, P.C. Director/Owner of Canyon Lake Aviation, Inc. Director of Hancock Mini Mart, Inc.	9	*

Robert V. Shattuck 2450 South Shore Blvd., League City, TX 77573 Age 68	Director Nominating Committee	Indefinite Since 11/97 Indefinite Since 11/00	Attorney, Law Offices, Robert V. Shattuck, Jr.	9	*

Donald P. Stevens 2450 South Shore Blvd., League City, TX 77573 Age 62	Director Nominating Committee Audit Committee	Indefinite Since 9/00 Indefinite Since 11/00 Indefinite Since 11/05	Retired; Assistant to the President for Governmental Relations of the University of Texas Medical Branch, Galveston, TX Vice President and Director, Jamail Galveston Foundation (a family charitable foundation)	9	*

Steven H. Stubbs 2450 South Shore Blvd., League City, TX 77573 Age 71	Director Audit Committee Chairman	Indefinite Since 9/00 Indefinite Since 8/03	President and Director of Dancing Rabbit Press, Inc. (a publishing company) Director, Secretary/Treasurer of Philadelphia Main Street Association (an economic development corporation)	9	*

*  Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 4 portfolios.

Interested Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director		Interested Director Relationship
Michael W. McCroskey 2450 South Shore Blvd., League City, TX 77573 Age 66	President & Director	Indefinite Since 8/94	President, CEO, Director and member of Executive Committee of Securities Management and Research, Inc. (SM&R)^
Executive Vice President and Treasurer of American National Insurance Company
Vice President of Garden State Life Insurance Company^
Vice President of American National Property & Casualty Company^
Vice President of Standard Life & Accident Insurance Company^
Vice President of Pacific Property and Casualty Company^
Assistant Secretary of American National General Insurance Company^
Assistant Secretary of American National Life Insurance Company of Texas^
Director and President of ANREM Corporation (real estate management company)^
Vice President and Director of ANTAC Corporation (real estate management company)^
Director of Comprehensive Investment Services, Inc. (investment services company)^
Vice President of Farm Family Life Insurance Company^
Vice President of Farm Family Casualty Insurance Company^
Vice President of United Farm Family Insurance Company^
Vice President and Director of Eagle 99, Inc. (a real estate investment company)^
President and Director of ANH2O, Inc.
(a real estate investment company)^
			Vice President, Investments of American National Life Insurance Company of New York	9	*	(1)

Lea McLeod Matthews 2450 South Shore Blvd., League City, TX 77573 Age 47	Director	Indefinite Since 8/94	Writer/Communications Specialist Nashville, TN (10/06-present) Psychology intern, Vanderbilt University Medical Center, Division of Adult Psychology (8/05-10/06) Communications Specialist, National Western Life Insurance Company (5/02-8/05) Director of Garden State Life Insurance Company^ Senior Communications Specialist, Texas Guaranteed Student Loan Corporation (1/01-5/02)	9	*	(2)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director		Interested Director Relationship
Ann McLeod Moody 2450 South Shore Blvd., League City, TX 77573 Age 72	Director	Indefinite Since 11/97	Housewife, Personal Investments Director of Moody Gardens, Inc. (a charitable organization)	9	*	(3)

Jamie G. Williams 2450 South Shore Blvd., League City, TX 77573 Age 63	Director	Indefinite Since 11/97	Regional Grants Director, The Moody Foundation (a charitable foundation) Academic Language Therapist and Educational Consultant President's Advisory Council, Dallas Center for the Performing Arts Foundation (an organization that supports the arts in the Dallas, TX area)	9	*	(4)

(1)  Mr. McCroskey serves as an officer and director of SM&R, the Company's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2)  Ms. Matthews is the step-daughter of Robert L. Moody, Sr. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 22.96% of the outstanding common shares of American National, and he serves as Chairman of the Board and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.57% of the outstanding common shares of American National. Mr. Moody is Chairman of the Board and CEO of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

  Ms. Matthews is the daughter of director Ann McLeod Moody.

(3)  Ms. Moody is the spouse of Robert L. Moody, Sr. See footnote 2 above. Ms. Moody is the mother of director Lea McLeod Matthews.

(4)  Ms. Williams is an employee of The Moody Foundation, which owns approximately 22.96% of American National, the parent of SM&R.

*  Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 4 portfolios.

^  Direct or indirect control by American National.

Officers

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Michael W. McCroskey	President & Director¶	Indefinite Since 1994	SEE INTERESTED DIRECTOR TABLE ABOVE	9

Brenda T. Koelemay 2450 South Shore Blvd., League City, TX 77573 Age 55	Vice President & Treasurer¶	Indefinite Since 1992	Vice President & Treasurer of SM&R	9

Teresa E. Axelson 2450 South Shore Blvd., League City, TX 77573 Age 62	Vice President & Secretary¶ Chief Compliance Officer¶	Indefinite Since 1983 Indefinite Since 2007	Vice President, Secretary and Chief Compliance Officer of SM&R	9

¶  Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

The Board of Directors has two standing committees: an Audit Committee and a Nominating Committee. Information about each of these committees is provided below. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Company.

Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors 1) in its oversight of the Company's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers; 2) in its oversight of the Company's financial statements and the independent audit thereof; and 3) in acting as a liaison between the Company's independent accountants and the Board of Directors. The Audit Committee held five meetings during the last Fiscal Year. Messrs. Stevens and Nolan serve on the committee along with Mr. Stubbs, Chairman.

Nominating Committee: This committee has the responsibility of reviewing, selecting and recommending qualified nominees to the Board for all director vacancies. There were no committee meetings during the last Fiscal Year. Messrs. Nolan, Shattuck and Stevens serve on this committee. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Fund.

The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by SM&R, owned by each Director as of December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
INTERESTED DIRECTORS
Michael W. McCroskey	Over $100,000	None
Lea McLeod Matthews	$1 – $10,000	None
Anne McLeod Moody	None	None
Jamie G. Williams	None	None
INDEPENDENT DIRECTORS
Florentino F. Gonzalez	None	None
Edwin K. Nolan	$1 – $10,000	None
Robert V. Shattuck, Jr.	$10,001 – $50,000	None
Donald P. Stevens	$10,001 – $50,000	None
Steven H. Stubbs	$1 – $10,000	None

The Board of Directors annually reviews the investment advisory agreements between the various Funds of the Company and SM&R. The advisory agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Company, and, in either case, by the specific approval of a majority of directors who are not parties to the agreements or not "interested" persons (as defined in the Investment Company Act of 1940) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. In considering the investment advisory agreements, the Board of Directors did not identify any single factor as controlling or determinative, and the following summary does not discuss all factors considered. Factors considered by the Board of Directors in connection with their approval of the investment advisory contracts include the following:

The Nature and Quality of Advisory Services Rendered by SM&R

In examining the nature and quality of investment advisory services rendered by SM&R, the Board of Directors reviewed several matters. They reviewed the educational and business background of the portfolio managers and other key advisory personnel, and they examined SM&R's compliance with the applicable investment objectives, policies, and restrictions of the various Funds of the Company, as well as compliance with applicable IRS requirements. In addition to these qualitative factors, the directors, quarterly, also reviewed pertinent quantitative data, such as reports of relevant performance data calculated according to standardized formulas for 1, 5 and 10 year periods, or for the life of a Fund, if shorter. They also compared the Funds' quarterly performance with a representative sample of comparable funds and recognized indexes. Finally, they evaluated the volatility of investment returns and the risk levels of Fund securities. Lastly, the Board of Directors requested and reviewed an analysis of the number and types of complaints that SM&R had received from shareholders, and the specific policies followed by SM&R to address such complaints.

SM&R's Profitability in Providing Advisory Services

The Board of Directors reviewed profitability reports of the Company, provided by the Company's Treasurer, including descriptions of the nature and amount of any indirect benefits that SM&R received attributable to its performance of services for the Company, including brokerage transaction matters. The Board of Directors also considered the appropriateness of the method by which the costs to SM&R for providing services to the Funds are calculated, concluding that such method reasonably reflects the costs to SM&R under the circumstances.

Financial Condition

The Board obtained copies of SM&R's most recent financial statements to assess SM&R's financial condition. The Board of Directors also considered the financial strength of SM&R's parent company, American National Insurance Company.

Compensation Received by SM&R

The Board of Directors reviewed the level and method of calculating the various Funds' advisory fees and administrative service fees, considering the nature and quality of the services provided by SM&R and SM&R's profitability in providing such services. The Board of Directors also compared such fees with fees of comparable funds, taking into account that some funds may receive both advisory and administrative services under a single contract for a single advisory fee. The Board of Directors also considered the fees that SM&R received under other agreements with the Company, including a custodian agreement, distribution and administrative services agreement, and underwriting agreement.

Other Services Rendered by SM&R to the Fund

The Board of Directors also considered the nature and quality of non-advisory services rendered by SM&R to the Funds, including shareholder services, fund accounting, custodian services, administrative services, distribution services, and underwriting.

Conclusion

Based on their evaluation of all material factors, the Board of Directors concluded that the existing advisory fee structures are fair and reasonable and that the existing advisory agreements should be continued.

REMUNERATION OF DIRECTORS

Directors of the Company who are affiliated with SM&R receive no compensation for attendance at Board or Committee meetings. No officer receives compensation from the Company. Officers and directors of the Company affiliated with SM&R may receive indirect compensation from the Company to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

By resolution of the Boards of Directors, the Company pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended August 31, 2009, the Company paid $69,802 to such directors for fees and expenses in attending meetings of the Boards of Directors.

The directors who are "Interested Persons" and the officers of the Company receive remuneration, directors' fees and expense reimbursements only from SM&R and not from the Company. Directors who are not "Interested Persons" of the Company are paid directors' fees by and receive expense reimbursements from the Company. The director's fee consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 2009 for each director of the Company.

Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds Managed by SM&R (incl. one other fund)
Florentino F. Gonzalez	$12,000	None	None	$16,000
Lea McLeod Matthews*	$0	None	None	$0
Michael W. McCroskey*	$0	None	None	$0
Ann McLeod Moody*	$0	None	None	$0
Edwin K. Nolan	$12,000	None	None	$16,000
Robert V. Shattuck, Jr.	$12,000	None	None	$16,000
Donald P. Stevens	$12,000	None	None	$16,000
Steven H. Stubbs	$12,000	None	None	$16,000
Jamie G. Williams*	$0	None	None	$0

Directors, officers, full-time employees, and other affiliated persons of the Company, SM&R, or American National may purchase Class T shares of the Growth Fund, the Equity Income Fund, the Balanced Fund, and the Government Bond Fund at net asset value per share without the imposition of any sales charge. (For more information, see "Eligible Purchasers of Class T Shares" and "Sales Charge Reductions and Waivers" in the Prospectus for Class T shares.) The difference between the price at which these shares are sold to public and the price at which these shares are sold to directors and affiliated persons arises because SM&R does not pay commissions on sales of shares to these types of purchasers.

*  "Interested persons" as defined by the 1940 Act.

POLICY REGARDING PERSONAL INVESTING

The Fund and SM&R, its investment adviser and principal underwriter, have adopted a Code of Ethics, which places limitations on the personal securities transactions of certain SM&R and Fund personnel, including directors, officers, portfolio managers, and other individuals who have access to certain non-public investment information (collectively, "access persons"). For example, an access person may not engage in a personal securities transaction with respect to a particular security with actual knowledge, at that same time, that (i) a recommendation has been made within SM&R that such security be traded, which recommendation has not yet been acted upon; (ii) a portfolio manager intends to purchase or sell such security; or (iii) there are pending orders with respect to the security that are yet to be completed or withdrawn. In addition, access persons may not execute a personal securities transaction within twenty-four (24) hours of a trade by the Fund for the same or a related security. All access persons must file periodic reports of their personal securities transactions with SM&R's Chief Compliance Officer.

The Code imposes additional limitations on the personal securities transactions of Fund portfolio managers and other individuals who make, participate in, or obtain information regarding the purchase or sale of securities by the Fund. Such individuals generally may not engage in a personal securities transaction to buy or sell any security for his or her personal account if that same security is held in, or is being considered as a potential acquisition by the Fund. In addition, subject to limited exceptions, such individuals holding a beneficial interest in a security being purchased by a Fund portfolio that they manage and/or to which they provide investment assistance must sell their holdings at least twenty-four (24) hours prior to any Fund investment being made.

PROXY VOTING POLICIES

The Board of Directors of the Company has approved the Proxy Voting Policies of SM&R, the investment adviser of the Funds. Such Policies are reproduced below. Information regarding how SM&R voted proxies relating to Fund portfolio securities during the most recent twelve month period ending June 30th is available (i) without charge, upon request, by calling 1-800-231-4639; and (ii) on the SEC's website at http://www.sec.gov on the Company's Form N-PX.

Securities Management and Research, Inc.
Proxy Voting Policies

Securities Management and Research, Inc. ("SM&R") is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below are SM&R's policies on voting shares owned by its advisory clients, which may be revised from time to time.

General Proxy Voting Policies

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services and others. SM&R's Investment Committee will vote any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Committee will update and revise the voting policies ("Policies") as new issues arise. The Committee will, when necessary, discuss and determine the votes for issues that do not fall into one of the categories defined in the Policies, by applying the general principle noted above. For issues that do not fall within pre-determined voting guidelines, the Committee may consult with the Portfolio Manager of the account holding the relevant security to determine how to cast the vote.

Election of the Board of Directors

Good governance starts with an independent board, without significant ties to management, all of whose members are elected annually. Key board committees should be entirely independent.·

•  We will generally vote FOR

•  the election of directors that result in a board made up of a majority of independent directors.

•  efforts to declassify existing boards unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause, and will vote against efforts to adopt classified board structures.

•  We will generally vote AGAINST non-independent directors who serve on audit, compensation, and/or nominating committees of the board.

•  We will hold directors accountable for the actions of the committees on which they serve. For example, we will generally vote AGAINST nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

•  We will evaluate on a case-by-case basis —

•  proposals requiring that the positions of chairman and CEO be held separately.

•  proposals on director and officer indemnification and liability protections.

•  votes in contested elections of directors.

•  proposals that establish or amend director qualifications.

Approval of Independent Auditors

The relationship between a company and its auditors should be limited primarily to the audit process, although it may include certain closely related activities that do not raise any appearance of impaired independence.

•  We will generally vote FOR proposals that ratify the selection of auditors and ask for reasonable audit firm rotation.

•  We will vote AGAINST proposed auditors where non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm.

•  We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company to determine whether independence has been compromised.

Equity-based Compensation Plans

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective tool to align the interests of shareholders and management, employees, and directors. We are opposed to plans that substantially dilute shareholder ownership interests in the company, provide excessive rewards, or have objectionable structures.·

•  We will generally vote AGAINST plans

•  where total potential dilution in aggregate exceeds 15% of shares outstanding.

•  if annual option grants have exceeded 2% of shares outstanding.

•  featuring structures such as the ability to re-price underwater options, the ability to issue options with an exercise price below the stock's current market price, the ability to issue reload options, and automatic share replenishment.

•  that authorize the board of directors or its compensation committee to materially amend a plan without shareholder approval.

•  We will generally vote FOR

•  measures intended to increase long-term stock ownership by executives including requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a multiple of salary), requiring minimum holding periods for stock acquired through option exercise, and using restricted stock grants in lieu of options.

•  the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•  Total and annual dilution thresholds are viewed as guidelines, not ceilings, and when assessing shareholder impact we will consider other factors such as the nature of the industry and size of the company

Corporate Structure and Shareholder Rights

Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to the corporation's by-laws by a simple majority vote.

•  We will generally vote FOR proposals —

•  to remove super-majority (typically 66.7%-80%) voting requirements.

•  requiring voting be confidential.

•  to lower barriers to shareholder action such as limited rights to call special meetings, and limited rights to act by written consent.

•  to subject shareholder rights plans (poison pills) to a shareholder vote. In evaluating these plans we will generally support arrangements with short-term (under 3 years) sunset provisions, qualified bid/permitted offer provisions (chewable pills), and/or mandatory review by a committee of independent directors at least every three years (TIDE provisions).

•  increases in authorized common stock, provided the issuance is not deemed to be a takeover defense, and the increase is not greater than three times the number of shares outstanding and reserved for issuance.·

•  We will generally vote AGAINST proposals —

•  to impose super-majority requirements.

•  for a separate class of stock with disparate voting rights.

•  for golden parachute accelerated employment compensation contracts that protect executive compensation in case of a merger or other corporate event.

•  that authorize preferred stock offerings or stock purchase rights that are deemed to be for the purpose of takeover defense.

Corporate Governance

•  We generally vote FOR proposals

•  to amend bylaws or charters for housekeeping changes.

•  for re-incorporation.

•  We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Corporate and Social Policy Issues

Ordinary business matters are primarily the responsibility of management and should be approved solely by the board of directors. Proposals in this category, initiated primarily by shareholders, typically request the company disclose or amend certain business practices.

•  We generally vote AGAINST these types of proposals, though exceptions are made in instances where we believe a proposal has substantial economic implications.

Other Provisions

No set of guidelines can anticipate all potential proxy voting situations that may arise. In special cases, SM&R's Investment Committee may seek insight from portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly, with due regard for shareholders.

Conflicts of Interest

SM&R recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. To address potential conflicts of interest between SM&R and its advisory clients, SM&R will use any of the following methods:

•  Adopt a policy of disclosing the conflict to clients and obtaining their consent before voting;

•  Base the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of SM&R, or

•  Use the recommendations of an independent third party.

Presently, material conflicts of interest are minimized by using pre-determined voting guidelines and using the recommendations of an independent third party.

Proxy Voting Record Retention

SM&R retains the following records:

•  Proxy voting policies and procedures;

•  Proxy statements;

•  Records of votes cast on behalf of clients;

•  Records of clients' request for proxy voting information; and

•  Any documents prepared by or on behalf of SM&R that were material in making the decision on how to vote.

SM&R may rely on proxy statements filed on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system in lieu of maintaining its own statement files. SM&R may also rely on a third party for retention of proxy statements and records of votes cast.

SM&R will retain the above mentioned records for a minimum of five years.

Disclosure of Proxy Voting Policy and Procedures and Voting Records

Investment Company Proxy Voting Disclosure Rules

A SM&R Fund (the "Fund") is required to disclose in its registration statement a description of the policies and procedures that it uses to determine how to vote proxies. Also the Fund is required to disclose in its shareholder reports that a description of the Fund's proxy voting policies is available (1) without charge, upon request, by calling a specified toll-free telephone number; and (2) on the SEC's website at www.sec.gov.

A Fund is required to file with the SEC and to make available to its clients, upon request, its record of how it voted proxies relating to portfolio securities. In addition, a Fund is required to include in its annual and semi-annual reports to shareholders, as well as its Statement of Additional Information, a statement that information regarding how the Fund voted proxies during the most recent twelve month period is available (1) without charge, upon request, by calling a specified toll-free telephone number; and (2) on the SEC's website filed on Form N-PX.

Within three days of a request, a Fund will send a description of the voting policies and procedures by first-class mail or other means designed to ensure equally prompt delivery.

Investment Adviser Proxy Voting Disclosure Rules

SM&R is required to disclose to clients how they can obtain information from SM&R regarding how the clients' securities were voted. In addition, SM&R is required to provide clients with a copy of the Proxy Voting Policies upon request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2009, the officers and directors of the Company as a group owned less than 1% the outstanding shares of the Company and of each Fund. As of December 1, 2009, SM&R and its parent, American National Insurance Company ("American National"), a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550, owned the following:

	% of Outstanding Shares of the Company (as a whole)	% of Outstanding Shares of the Government Bond Fund	% of Outstanding Shares of the Money Market Fund	% of Outstanding Shares of the Growth Fund	% of Outstanding Shares of the Equity Income Fund	% of Outstanding Shares of the Balanced Fund
American National	54.23%	42.15%	56.77%	14.81%	0%	31.54%
SM&R	5.81%	25.47%	8.51%	1.31%	0.78%	13.50%

American National's and SM&R's ownership in shares of the Government Bond Fund and the Equity Funds is almost exclusively through Class T shares.

Any person who owns directly or indirectly more than 25% of the outstanding voting securities of the Company or a Fund is presumed by the Investment Company Act of 1940 to "control" the Company or the Fund, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Company or a Fund generally would be able to cast the deciding vote. By virtue of their stock ownership, SM&R and American National control the Government Bond Fund, and American National controls the Money Market Fund and Balanced Fund, including the ability to make changes in the fundamental investment objectives and restrictions of these Funds, as well as the ability to increase investment advisory fees, notwithstanding other shareholders' votes to the contrary. In addition, SM&R's ownership of shares in the Balanced Fund, and American National's ownership of shares in the Growth Fund, give American National and SM&R a strong voice in the affairs of these funds.

Additionally as of December 1, 2009, John S. McDonough and Katherine C. McDonough Trust, 29734 Windchime Hill, Fair Oaks Ranch, TX 78015, owned 5.58% of the outstanding shares of the Growth Fund, Class B; CIS Custodian Rollover IRA for Elizabeth S. Mistriel, 650 N. 5th Street, Brawley, CA 92227, owned 7.28% of the outstanding shares of the Equity Income Fund, Class A; CIS Custodian IRA for Sally A Mannas, 108 Rebecca Ct, Pittsburgh, PA 15237, owned 5.71% of the outstanding shares of the Equity Income Fund, Class B; CIS Custodian Rollover IRA for David Cline, 199 Union Church Road, Mars, PA 16046, owned 5.44% of the outstanding shares of the Equity Income Fund, Class B; Lottie B. M. Booker, 916 E Humphreys, Seguin, TX 78155, owned 5.40% of the outstanding shares of the Equity Income Fund, Class B and owned 10.16% of the outstanding shares of the Balanced Fund, Class B; The Greater Piney Grove Baptist Church, 1879 Glenwood Avenue, SE, Atlanta, GA 30316-2311, owned 8.81% of the outstanding shares of the Balanced Fund, Class A ,and owned 42.70% of the outstanding shares of the Government Bond Fund, Class A; Frederick J. Hartman, 108 Rebecca Court, Pittsburgh, PA 15237, owned 10.77% of the outstanding shares of the Balanced Fund, Class B; CIS custodian Rollover IRA for Corinne R. Hohenwald, 755 Jasmine Ave N, Lake Elmo, MN 55042, owned 7.93% of the outstanding shares of the Balanced Fund, Class B and 19.32% of the outstanding shares of the Government Bond Fund, Class B; CIS Custodian Rollover IRA for Terry Cole, 8414 Dittmer Catawissa Road, Dittmer, MO 63023, owned 5.03% of the outstanding shares of the Balanced Fund, Class B; CIS Custodian Rollover IRA for Charlotte A Ward, 320 South Subiaco Avenue, Subiaco, AR 72865, owned 5.23% of the outstanding shares of the Government Bond Fund, Class A; CIS Custodian IRA for Patsy L. Schrader, 1319 N. 4th Street, Clinton, IA 52732, owned 13.04% of the outstanding shares of the Government Bond Fund, Class B; CIS Custodian IRA for Elizabeth H Curland, 3200 Woodmeade Lane, Lakeland, TN 38002, owned 9.37% of the outstanding shares of the Government Bond Fund, Class B; CIS Custodian IRA for John E Schrader, 1319 N. 4th Street, Clinton, IA 52732, owned 8.65% of the outstanding shares of the Government Bond Fund, Class B; CIS Custodian SEP IRA for Timothy B Holland, 2627 Poplar View Bend, Elgin, IL 60120, owned 6.74% of the outstanding shares of the Government Bond Fund, Class B. The Moody Endowment, a Texas non-profit corporation, P. O. Box 1139, Galveston, TX 77553-1139, beneficially owns 17.41% of the outstanding shares of the Government Bond Fund in an agency and investment services account managed by Moody National Bank. See the next section, "Control and Management of SM&R" for more information regarding Moody National Bank.

CONTROL AND MANAGEMENT OF SM&R

SM&R has been the investment adviser, manager and underwriter of the Company since the Company began business in 1992. SM&R acts pursuant to written agreements periodically approved by the directors or shareholders of the Company. SM&R's address is that of the Company.

SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices in Galveston, Texas. As of December 1, 2009, the Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owned approximately 22.96% of American National's common stock and the Libbie Shearn Moody Trust, a private trust, owned approximately 37.10% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Sr. ("RLM"), Chairman of the Board of Directors and Chief Executive Officer of American National, Ross R. Moody, and Frances Ann Moody-Dahlberg, a director of American National and Executive Director of the Foundation. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R also is investment adviser and underwriter to American National Investment Accounts, Inc. ("Investment Accounts"), which is an investment company used to fund benefits under contracts issued by American National, and an investment adviser for Moody National Bank (the "Bank"), a national bank. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

The Bank is trustee of the Libbie Shearn Moody Trust. RLM is Chairman of the Board and Chief Executive Officer of the Bank, Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and MBHC, the Bank's controlling shareholder. As of December 1, 2009, the Three R Trusts, trusts established by RLM for the benefit of his children, owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 51.3% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also an advisory director of American National and a partner in

Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Company, the Investment Accounts and SM&R.

The following persons are affiliated with the Company and SM&R in the specified capacities:

•  Michael W. McCroskey, President and Director of the Company, is also President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of Investment Accounts;

•  Gordon D. Dixon, Senior Vice President, Director and Chief Investment Officer of SM&R, is also Assistant Portfolio Manager for the Government Bond and Money Market Funds. He is also Assistant Portfolio Manager for the Investment Accounts' Money Market Portfolio.

•  Anne M. LeMire, Vice President, Head of Fixed Income of SM&R and a member of the investment committee, is also a Portfolio Manager for the Company and holds this same position with the Investment Accounts' Portfolios;

•  John S. Maidlow, Vice President, Head of Portfolio Management of SM&R and a member of the investment committee, is also a Portfolio Manager and Co-Portfolio Manager for the Company and holds this same position with the Investment Accounts' Portfolios;

•  Teresa E. Axelson, Vice President, Secretary and Chief Compliance Officer of the Company and Investment Accounts, and Vice President, Secretary and Chief Compliance Officer of SM&R, and

•  Brenda T. Koelemay, Vice President and Treasurer of the Company, is also Vice President and Treasurer of SM&R and Investment Accounts.

INVESTMENT ADVISORY AGREEMENTS

Under the Investment Advisory Agreements (each, an "Advisory Agreement") listed below between SM&R and the Company, on behalf of the Funds, SM&R acts as investment adviser for and provides certain investment-related administrative services to the Funds:

•  February 19, 1992 between SM&R and the Government Bond Fund;

•  November 19, 1998 between SM&R and the Money Market Fund;

•  December 31, 2000 between SM&R and the Growth Fund, Equity Income Fund, and Balanced Fund.

As investment adviser, SM&R manages the investment and reinvestment of the Company's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Company investment programs.

Each Advisory Agreement continues in effect from year to year with respect to a Fund so long as such continuance is specifically approved at least annually by the Board or by a vote of majority of the outstanding voting securities of the Fund, and in either case by the specific approval of a majority of the directors who are not parties to such Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon 60 days written notice to the other party. Each Advisory Agreement terminates automatically in the event of its assignment, as such term is defined in the 1940 Act. Investment advisory fees are allocated to each class based on the amount of net assets of that class.

Investment Advisory Fee

Under its Advisory Agreements with the Company, SM&R receives the following investment advisory fees:

Government Bond Fund—A monthly investment advisory fee computed by applying to the average daily net asset value of the Government Bond Fund each month one-twelfth (1/12th) of the annual rate as follows:

On the Portion of Each Fund's Average Daily Net Assets	Investment Advisory Fee Annual Rate
Not exceeding $100,000,000	0.50%
Exceeding $100,000,000 but not exceeding $300,000,000	0.45%
Exceeding $300,000,000	0.40%

Money Market Fund—An investment advisory fee, computed and paid monthly, at the annual rate of 0.25% of the Money Market Fund's average daily net asset value.

For the past three fiscal years, SM&R received investment advisory fees from each Fund as follows:

	Advisory Fees for the Year ended
	August 31, 2009	August 31, 2008	August 31, 2007
Government Bond Fund	$161,767	$148,853	$140,956
Money Market Fund	$214,765	$255,835	$248,785

Growth Fund, Equity Income Fund, and Balanced Fund—A monthly investment advisory fee computed by applying to the average daily net asset value of the Growth Fund, the Equity Income Fund, and the Balanced Fund each month one-twelfth (1/12th) of the annual rate as follows:

On the Portion of Each Fund's Average Daily Net Assets	Investment Advisory Fee Annual Rate
Not exceeding $100,000,000	0.750%
Exceeding $100,000,000 but not exceeding $200,000,000	0.625%
Exceeding $200,000,000 but not exceeding $300,000,000	0.500%
Exceeding $300,000,000	0.400%

For the past three years, SM&R received investment advisory fees from the Growth Fund, Equity Income Fund, and Balanced Fund as follows:

	Advisory Fees for the Year ended
	August 31, 2009	August 31, 2008	August 31, 2007
Growth Fund	$451,297	$698,216	$804,343
Equity Income Fund	$420,622	$666,066	$813,626
Balanced Fund	$143,621	$199,181	$230,737

ADMINISTRATIVE SERVICE AGREEMENTS

Under the Administrative Service Agreements (each, an "Administrative Agreement") listed below between SM&R and the Company, on behalf of the Funds, SM&R provides all non-investment related management, executive, administrative and operational services to the Company:

•  July 1, 1993, as amended on November 19, 1998, between SM&R and the Fixed Income Funds;

•  December 31, 2000 between SM&R and the Growth Fund, Equity Income Fund, and Balanced Fund;

Pursuant to the Administrative Agreements, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.

In its capacity as administrator under the Administrative Agreements, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Company. SM&R's duties as administrator include, among other things: administering the Company's affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and furnishing the services of all persons necessary for the clerical, accounting, data processing, bookkeeping and certain other services required by the Company.

In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreements, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

Administrative Service Fee

Under the Administrative Agreements between SM&R and the Company on behalf of the Fixed Income Funds, the Growth Fund, the Equity Income Fund, and the Balanced Fund, SM&R receives a management and administrative service fee from each Fund, which is computed by applying to the aggregate average daily net asset value of each Fund, each month one-twelfth (1/12th) of the annual rate as follows:

On the Portion of Each Fund's Average Daily Net Assets	Administrative Service Fee Annual Rate
Not exceeding $100,000,000	0.25%
Exceeding $100,000,000 but not exceeding $200,000,000	0.20%
Exceeding $200,000,000 but not exceeding $300,000,000	0.15%
Exceeding $300,000,000	0.10%

The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

Fixed Income Funds—For the past three fiscal years, SM&R received administrative service fees from the Fixed Income Funds as follows.

	Administrative Fees for the Year ended
	August 31, 2009	August 31, 2008	August 31, 2007
Government Bond Fund	$80,884	$74,426	$70,478
Money Market Fund	$213,695	$252,354	$246,801

Growth Fund, Equity Income Fund, Balanced Fund-For the past three fiscal years, SM&R received administrative service fees from the Growth Fund, Equity Income Fund, and Balanced Fund as follows:

	Administrative Fees for the Year ended
	August 31, 2009	August 31, 2008	August 31, 2007
Growth Fund	$150,432	$232,567	$267,390
Equity Income Fund	$140,207	$221,951	$270,360
Balanced Fund	$47,873	$66,393	$76,912

Expenses Borne by the Company

Pursuant to the Administrative Agreements, the Company pays other Company expenses, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, Service Fees, Distribution Fees, fees of the Custodian (see "The Custodian" herein), auditing and legal expenses, fees and expenses of qualifying Company shares for sale and maintaining such qualifications under the various state securities laws where Company shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

SM&R has agreed in its Administrative Agreements with the Fixed Income Funds, the Growth Fund, Equity Income Fund, and Balanced Fund to pay (or to reimburse each of these Funds) for each of these Fund's regular operating expenses of any kind, exclusive of interest, taxes, commissions, Class Specific Expenses, other expenses incidental to portfolio transactions, and extraordinary expenses beyond SM&R's control, but including the basic advisory fee, in excess of 1.25% (0.50% for the Money Market Fund) per year of each of such Fund's average daily net assets. Such reimbursements, when required, will be made monthly.

Fee Waivers

In order to improve the yield and total return of a Fund, SM&R may, from time to time, voluntarily waive or reduce all or any portion of its advisory fee, administrative fee and/or assume certain or all expenses of the Fund while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, at any time without notice to investors. Until December 31, 2010, SM&R has voluntarily agreed to reimburse expenses incurred by the Growth, Equity Income, Balanced, and Government Bond Funds to the extent that total expenses exceed average daily net assets as follows: 1.36% for the Growth Fund — Class A, 1.86% for the Growth Fund — Class B, 1.26% Equity Income Fund — Class A, 1.76% for the Equity Income Fund — Class B, 1.30% for the Balanced Fund — Class A, 1.80% for the Balanced Fund — Class B, 0.73% for the Government Bond Fund — Class A, 1.23% for the Government Bond Fund — Class B.

During the years ended August 31, 2009, 2008 and 2007, SM&R reimbursed the Company a total of $527,096, $345,051 and $356,923, respectively for expenses of the Funds in excess of the expense limitation and/or any undertaking then in existence. SM&R reimbursed expenses for each Fund during these periods as follows: $18,892, $19,140 and $12,120, respectively for the Growth Fund; $24,305, $32,356 and $30,236, respectively for the Equity Income Fund; $32,733, $20,684 and $18,421, respectively for the Balanced Fund; $80,010, $75,219 and $68,905, respectively for the Government Bond Fund; and $276,898, $108,967 and $131,718, respectively for the Money Market Fund.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Following is a discussion of additional information regarding the portfolio managers of the Fund's portfolios. These individuals are primarily responsible for the day-to-day management of the Fund's portfolios. All information in this section is provided as of August 31, 2009. The Company's Prospectuses identify the portfolio manager of each Fund and provides a description of each portfolio manager's business experience during the past five years.

Other Accounts Managed

The following table shows information regarding other accounts managed by the Fund's portfolio managers. For the managers of the SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, and SM&R Money Market Fund, such other accounts consist solely of portfolios of American National Investment Accounts, Inc., another registered investment company advised by SM&R.

Portfolio Manager	Number of Other Accounts	Total Assets in Accounts
SM&R Portfolio Managers
John S. Maidlow, CFA	2	$32,079,373.26
Anne M. LeMire, CFA	2	$119,641,896.63

None of such other accounts carries an advisory fee that is based on the performance of the account.

Conflicts of Interest

As reflected in the table above, SM&R's portfolio managers, John S. Maidlow and Anne M. LeMire, also are responsible for the day-to-day management of certain portfolios of American National Investment Accounts, Inc. Portfolio managers make investment decisions for the portfolios they manage based on the investment objectives, policies, practices and other considerations that they believe are relevant to each portfolio.

As a result, a portfolio manager may purchase or sell a particular security for one portfolio, but not for another. SM&R, the investment adviser for the Funds and for American National Investment Accounts, Inc., has adopted brokerage and trade allocation policies and procedures to address potential conflicts of interest that may arise when two or more portfolios participate in investment decisions involving the same securities. Such policies and procedures have been designed with the goal of ensuring that no portfolio is favored at the expense of another. Please see "Portfolio Transactions and Brokerage Allocation" on page 49 of this Statement of Additional Information. In addition, as discussed below in "Compensation of Portfolio Managers," SM&R determines each portfolio manager's compensation in the same manner with respect to all portfolios managed by him or her, with the goal of encouraging each portfolio manager to focus his or her attention appropriately on all the portfolios under his or her management.

Compensation of Portfolio Managers

John S. Maidlow and Anne M. LeMire are each paid a base salary by SM&R for all portfolios that they manage for both the Company and American National Investment Accounts, Inc. Such base salary is determined by annual evaluations of each manager's effectiveness, knowledge, experience, accountability, problem solving, planning and organizational skills, and interpersonal skills. The base salary is a fixed amount that may change as a result of annual evaluations.

In addition to base salary, Mr. Maidlow and Ms. LeMire are eligible for annual performance bonuses. Such bonuses are based on the annual performance of their portfolios relative to the annual performance of each portfolio's respective Lipper benchmark index, as identified in the Prospectus. Performance is measured on a pre-tax basis. The increase or decrease in a portfolio's assets due to the purchase or sale of portfolio shares by shareholders is not a factor in computation of performance bonuses. Payment of performance bonuses must be approved by the SM&R Board of Directors.

Mr. Maidlow and Ms. LeMire are also eligible for the standard retirement and health benefits available to all SM&R employees.

The portfolio managers do not receive any additional compensation from SM&R, the Company, or American National Investment Accounts, Inc.

Ownership of Fund Securities

None of the portfolio managers has any beneficial ownership in the securities of the Company.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

SM&R, which supervises the Company's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Company's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Company in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R continuously evaluates the brokerage fees paid by each Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information may be used by SM&R in connection with the Company. While SM&R is able to fulfill its obligation to the Company without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to Investment Accounts and to American National and its other accounts.

SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.

If purchases or sales of securities of the Fund and one or more other investment companies or clients managed by SM&R are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by SM&R, taking into account the respective sizes of the Fund and such other investment companies and clients and the amount of securities to be purchased or sold.

The Board has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by each Fund, while in other cases these practices could produce better executions.

For the past three fiscal years shown, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the SM&R Equity Funds of the following approximate amounts:

	Brokerage Fees Paid for the Year Ended
	August 31, 2009	August 31, 2008	August 31, 2007
Growth Fund	$29,730	$35,982	$73,677
Equity Income Fund	$26,756	$55,109	$49,301
Balanced Fund	$5,193	$10,665	$5,136

For the Fixed Income Funds, the Company paid no brokerage fees for transactions in portfolio securities during the fiscal years ended August 31, 2009, 2008 and 2007.

No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Company or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Company or SM&R.

DESCRIPTION OF FUND SHARES

Shares of Beneficial Interest

The Company's authorized capital stock consists of six billion (6,000,000,000) shares of common stock with a par value of $0.01 per share, issuable in separate series. Currently five such series have been established. Two of such series are referred to herein as the Fixed Income Funds (the Government Bond Fund and the Money Market Fund). Three of such series are referred to as the SM&R Equity Funds or the Equity Funds.

The Government Bond Fund, Growth Fund, Equity Income Fund, and Balanced Fund are each divided into three classes of shares (the "Classes") of common stock designated as:

•  Class T (existing shareholders and certain designated persons);

•  Class A (front-end load)

•  Class B (back-end load)

The Money Market Fund is a single class Fund. Each Fund other than the Money Market Fund is a "Multi-Class Fund."

The Company designates its capital stock as shares of the Funds. Each Fund is, for investment purposes, considered a separate investment fund. The shares of each Fund, when issued, will be fully paid and non-assessable, will have no conversion, preemptive, or other subscription rights, and will be freely transferable and redeemable. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company.

Each share of capital stock represents an interest in the assets of a particular Fund and has no interest in the assets of any other Fund. Shares of a Fund are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Fund is entitled to an equal portion of all the assets of that Fund after all debts and expenses have been paid.

Each Class of shares of a Multi-Class Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and its proportionate share of the general liabilities of that Fund. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class and any Class-specific expenses. Class B shares are subject to higher distribution fees, which will cause such Class to have a higher expense ratio and pay lower dividends than the Class A shares.

Each Fund bears its proportionate share of the Company's general expenses not susceptible of direct allocation. Such general expenses include the Company's organizational expenses, directors' fees and joint fidelity bonds, which are pro-rated based on the relative amount of each Fund's assets, and prospectus and shareholder report expenses, which are pro-rated based on the relative number of each Fund's shareholders. Organizational expenses for the Money Market Fund were paid by the adviser.

Voting Rights

Within the respective Funds, all shares have equal voting, participation, and liquidation rights, but do not have cumulative voting rights. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.

Initial Capital Contributions

Prior to the Company's offering of any shares to investors, SM&R provided the Company with initial capital by purchasing 10,000 shares of the Government Bond Fund at a purchase price of $10.00 per share. In addition, SM&R purchased an additional 190,000 shares of the Government Bond Fund at a purchase price of $10.00 per share, and American National purchased 400,000 shares of the Government Bond Fund at a price of $10.00 per share. Such additional shares of the Government Bond Fund were acquired by SM&R and American National in connection with the formation of the Company, were acquired for investment and can be disposed of only by redemption.

Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Fund are large enough that such redemption will not have a material adverse effect upon investment performance.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Shares of each Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge, if any. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (see "Special Purchase Plans" below), the minimum initial investment and minimum additional investments in each Fund are as follows:

Fund	Minimum Initial Investment	Minimum Additional Investment
Government Bond Fund, Growth Fund, Equity Income Fund, and Balanced Fund	$100	$20
Money Market Fund	$1000	$100

Certificates representing shares purchased are not issued. Investors have the same ownership rights with respect to shares purchased as if certificates had been issued. A confirmation will be sent to the investor promptly after each share purchase.

All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Company reserves the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the Company.

Determination of Net Asset Value

Equity Funds and Government Bond Fund. The net asset value per share for each Class of the Equity Funds and Government Bond Fund is determined by adding the market value of the portfolio securities and other assets of that Class (including dividends accrued but not collected), subtracting liabilities of that Class (including accrued expenses), and dividing the result by the number of shares outstanding of the relevant Class. Net asset value is currently determined as of 3:00 p.m. Central Time on each day that the New York Stock Exchange is open for trading on any SM&R business day. Although the legal rights of the Classes of a Fund are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

Expenses and fees of each such Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Company are valued as of the close of trading on each day when the New York Stock Exchange is open for trading on any SM&R business day. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board on a consistent basis.

Money Market Fund. The Money Market Fund values all of its securities using the amortized cost valuation method, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The other Funds use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Fund's instruments based upon amortized cost is subject to the Fund's adherence to certain conditions with respect to its operation. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having a remaining maturity of one year or less, and invest only in securities that the Board determines to be of high quality with minimal credit risks.

Pursuant to the rules of the Securities and Exchange Commission, the Money Market Fund follows procedures established by the Board that are designed to stabilize, to the extent reasonably possible, the Money Market Fund's net asset value at $1.00 per share. There can be no assurance that the Money Market Fund will at all times be able to maintain a continuous $1.00 net asset value per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 per share amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action shall be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Where the Board believes the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it shall cause the Money Market Fund to take such action as it deems appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results, which may include: redeeming of shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses; shortening the Fund's average maturity; or withholding dividends.

Determination of Offering Price

Shares of the Money Market Fund are offered at net asset value without the imposition of any sales charge on purchases or redemptions.

Full and fractional shares of the Government Bond Fund and the Equity Funds are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus any applicable sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. The excess of the offering price, which includes the sales charge, over the net amount invested is paid to SM&R, the Fund's principal underwriter. Purchases received by SM&R at its office in League City, Texas prior to 3:00 p.m., Central Time, on any day that the New York Stock Exchange is open for trading, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next day that the New York Stock Exchange is open for trading on any SM&R business day.

SM&R is not in receipt of purchase (and redemption or transfer) orders given to a dealer until the dealer transmits the order to SM&R and SM&R actually receives the order at its League City office. It is the responsibility of any such dealer and not SM&R to establish procedures to assure that orders received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day.

Class T Shares (Existing Shareholders and Certain Designated Persons)—Government Bond Fund. The offering price of the Class T Shares of the Government Bond Fund is the net asset value per share plus an initial sales charge of up to 4.5% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $100,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges under "Special Purchase Plans" in this Statement of Additional Information and "Sales Charge Reductions and Waivers" in the Class T Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:

Amount of Investment	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Discount to Selected Dealers as a Percentage of Offering Price*
Less than $100,000	4.5%	4.7%	4.0%
$100,000 but less than $250,000	3.5%	3.6%	3.0%
$250,000 but less than $500,000	2.5%	2.6%	2.25%
$500,000 and over	None	None	None

  *  For Class T shares of the Government Bond Fund (as well as for shares of the Money Market Fund), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

The following formula may be used to determine the public offering price per Class T share of an investor's investment:

For example, at the close of business on August 31, 2009, SM&R Government Bond Fund—Class T shares had a net asset value per share of $10.74. The offering price, assuming an initial sales charge of 4.50%, therefore was $11.25.

Class T Shares (Existing Shareholders and Certain Designated Persons)—Growth Fund, Equity Income Fund, and Balanced Fund. The offering price of the Class T Shares of the Growth Fund, Equity Income Fund, and Balanced Fund is the net asset value per share plus an initial sales charge of up to 5.75% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges under "Special Purchase Plans" in this Statement of Additional Information and "Sales Charge Reductions and Waivers" in the Class T Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:

Amount of Investment	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Discount to Selected Dealers as a Percentage of Offering Price*
Less than $50,000	5.75%	6.1%	4.75%
$50,000 but less than $100,000	4.5%	4.7%	4.0%
$100,000 but less than $250,000	3.5%	3.6%	3.0%
$250,000 but less than $500,000	2.5%	2.6%	2.0%
$500,000 and over	None	None	None

  *  For Class T shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

Class A Shares (Front-End Load)—Government Bond Fund. Class A shares are subject to an initial sales charge of up to 4.75% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges under "Special Purchase Plans" in this Statement of Additional Information and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the net asset value on redemptions within 13 months of purchase.

The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

Amount of Investment	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Discount to Selected Dealers as a Percentage of Offering Price
Less than $50,000	4.75%	4.9%	4.25%
$50,000 but less than $100,000	4.5%	4.7%	4.0%
$100,000 but less than $250,000	3.5%	3.6%	3.0%
$250,000 but less than $500,000	2.5%	2.6%	2.25%
$500,000 but less than $1,000,000	1.5%	1.5%	1.25%
$1,000,000 and over*	None**	None	None

  *  For Class A shares of the Government Bond Fund (as well as for shares of the Money Market Fund), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

  **  Subject to a CDSC of 1.00% of the net asset value on shares redeemed within 13 months of purchase.

Class A Shares (Front-End Load)—Equity Funds. Class A shares are subject to an initial sales charge of up to 5.00% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges under "Special Purchase Plans" in this Statement of Additional Information and "Sales Charge Reductions and Waivers" in the Prospectus. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the net asset value on redemptions within 13 months of purchase.

The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Discount to Selected Dealers as a Percentage of Offering Price
Less than $50,000	5.00%	5.30%	4.50%
$50,000 but less than $100,000	4.50%	4.70%	4.0%
$100,000 but less than $250,000	3.50%	3.60%	3.0%
$250,000 but less than $500,000	2.50%	2.60%	2.0%
$500,000 but less than $1,000,000	1.50%	1.50%	1.0%
$1,000,000 and over	None*	None	None

  *  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.

Reduction and/or Waiver of Initial Sales Charges (Class A and Class T Shares)

Discounts Through Concurrent Purchases. Investors may qualify for a reduced sales charge on Class T shares or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a Multi-Class Fund and the Class T and Class A shares of another Multi-Class Fund at the respective sales charges applicable to each.

Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

(1)  Any individual, his or her spouse, and trusts or custodial accounts for their minor children

(2)  A trustee or fiduciary of a single trust estate or single fiduciary account

(3)  Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code

(4)  Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund's Prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

Discounts Through A Right of Accumulation. If you already own Class T or Class A shares of a fund managed by SM&R, on which you paid a front-end sales load, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"-i.e., combined together with the dollar amount being invested to achieve quantities eligible for discount.

Letter of Intent. You may qualify immediately for a reduced sales charge on purchases of Class A or Class T Shares by completing the Letter of Intent section of the Account Application. A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

The offering value of the shares of funds managed by SM&R currently owned, and previously subject to a front-end sales load, may also be included in the aggregate amount of an investment covered by a Letter of Intent.

For example, if an investor owns shares of the Government Bond Fund or shares of one or more SM&R Equity Funds currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in the Government Bond Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such Funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase, or the Company to sell, the full amount of shares specified.

Waiver of Class A and Class T Initial Sales Charge for Special Purchasers. After receipt of written request by SM&R, Class A and Class T shares of the Funds may be purchased by certain purchasers designated in the Class T and Class A Prospectuses at net asset value per share without the imposition of any sales charge.

Class B Shares (Back-End Load)—Government Bond Fund. An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 3.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within four years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the net asset value) shown in the following table:

Years Since Purchase	Contingent Deferred Sales Charge (as a percentage of net asset value at the time of purchase, whichever is less)
Year 1	3.00%
Year 2	2.00%
Year 3	1.00%
Year 4 +	None

Class B Shares (Back-End Load)—Equity Funds.  An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 5.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within six years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the net asset value) shown in the following table:

Years Since Purchase	Contingent Deferred Sales Charge (as a % of the lesser of the offering price at the time of purchase)
Year 1	5.00%
Year 2	4.00%
Year 3	3.00%
Year 4	2.00%
Year 5	1.00%
Year 6	None

If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

Each Class B share converts automatically to Class A shares of equal dollar value after the investor has owned Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are not subject to an ongoing Distribution Fee. If an investor converts Class B shares of a Multi-Class Fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

Reduction and/or Waiver of Contingent Deferred Sales Charge (Class B Shares)

The CDSC will be waived on the following redemptions of Class B shares:

(1)  12% Free Amount. The CDSC will be waived on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).

(2)  Death or Disability. The CDSC will be waived on redemptions of Class B shares following the shareholder's death or disability, so long as:

(a)  the disability began after the shares were purchased;

(b)  SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;

(c)  the redemptions are made within one year following death or initial determination of disability; and

(d)  the shares were held at the time of death or initial determination of disability.

For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

(3)  Minimum Required Distributions. The CDSC will be waived on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

(a)  required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participants or beneficiary's account value;

(b)  tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan, or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;

(c)  tax-free returns of excess contributions or returns of excess deferral amounts; and

(d)  distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

(4)  Small Accounts. We waive the CDSC on redemptions by the Funds of small accounts (accounts with a value less than $500).

(5)  SM&R Investments. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

Fund and Class Expenses

Expenses that are directly attributable to a particular Class of shares ("Class Expenses") will be borne solely by that Class. Class expenses include:

(1)  asset-based distribution fees and shareholder service fees;

(2)  transfer agency fees attributable to a particular Class;

(3)  expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class;

(4)  state and federal registration fees incurred by a specific Class;

(5)  litigation and other legal expenses relating to a particular Class;

(6)  directors' fees and expenses incurred as a result of issues relating solely to a particular Class;

(7)  accounting, audit, and tax expenses relating to a specific Class;

(8)  the expenses of administrative personnel and services required to support the shareholders of a specific Class; and

(9)  fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.

Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Company's assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Multi-Class Fund.

All direct sales expenses for the Money Market Fund, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by such Fund.

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Company has adopted Distribution and Shareholder Servicing Plans (the "12b-1 Plans," each a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A and Class B shares of the Government Bond Fund and Equity Funds (as defined above, the "Multi-Class Funds"). The 12b-1 Plans provide that SM&R will provide distribution and/or shareholder services to the Class A and Class B shares of the Multi-Class Funds (the "12b-1 Classes").

For each 12b-1 Class and regardless of actual expenses, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Multi-Class Fund attributable to that Class, as follows:

Class	Distribution Fee	Service Fee	Total 12b-1 Fee
Class T Shares: Existing Shareholders
Government Bond Fund	-0-	-0-	-0-
Growth Fund, Equity Income Fund, and Balanced Fund	-0-	-0-	-0-
Class A Shares: Front-End Load
Government Bond Fund	0.25%	-0-	0.25%
Growth Fund, Equity Income Fund, and Balanced Fund	0.25%	-0-	0.25%
Class B Shares: Back-End Load (CDSC)
Government Bond Fund	0.50%	0.25%	0.75%
Growth Fund, Equity Income Fund, and Balanced Fund	0.50%	0.25%	0.75%

The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plans will be calculated daily (as a percentage of average daily net assets) and paid periodically.

The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").

"Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.

A 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on the 12b-1 Plan and/or the related agreement. A 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.

Any distribution and shareholder services agreement related to the 12b-1 Plans terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Class of a Multi-Class Fund, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Company.

The 12b-1 Plans provide that they may not be amended with respect to any 12b-1 Class of a Multi-Class Fund to increase materially the amount of the fees described in such 12b-1 Plan without approval of the shareholders of the relevant Class. All material amendments to the 12b-1 Plans also must be approved by the Board in the manner described above and in the 12b-1 Plan.

In each year during which a 12b-1 Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the 12b-1 Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under the 12b-1 Plans and the purposes for which those expenditures were made. The obligations of the Company and each Fund under the 12b-1 Plans will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company and the relevant Funds or Funds, as provided in the Company's Articles of Incorporation.

SPECIAL PURCHASE PLANS

Automatic Investment Plan and Electronic Transfers

Classes A and B of the Government Bond Fund and the Equity Funds provide a convenient, voluntary method of purchasing their shares through the "Automatic Investment Plan." These same Classes, as well as Class T of the Government Bond Fund and Equity Funds, also allow for the use of the "Electronic Transfers" Plan. The Money Market Fund also provides these plans. These plans are referred to as a "Plan" or "Plans." The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required by some Funds, and to employ the principle of dollar cost averaging described below. Investors should be aware that any applicable sales charge will apply to purchases made through a Plan.

By acquiring shares of the Funds on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

After the initial minimum investment has been met, a Plan may be opened by indicating an intention to invest $20 or more per individual ($100 or more in the Money Market Fund) monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than (i) $100 in the Growth Fund, Equity Income Fund, or Balanced Fund; (ii) $500 in the Government Bond Fund; or (iii) $1,000 in the Money Market Fund.

Group Systematic Investment Plan

A Group Systematic Investment Plan is available for purchases of Class A or Class B shares. This Plan provides employers and employees with a convenient means for purchasing shares of the Company under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started for a group consisting of five or more participants with an initial cash investment of (i) $100 ($20 per individual) in the Government Bond Fund, Growth Fund, Equity Income Fund, or Balanced Fund; or (ii) $1,000 ($100 per individual) in the Money Market Fund. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 or more must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

Exchange Privilege

You may make exchanges, without charge, between corresponding classes of shares of funds managed by SM&R on terms described in the Prospectuses.

The minimum number of shares of a Fund that may be exchanged is the number of shares of the Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the Fund into which the exchange is being made.

REDEMPTION

Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Company's agent for such purpose. Such requests must be duly executed by each registered owner, and must contain a signature guarantee. The signature guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the Funds, SM&R, and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

Signatures may be guaranteed by an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions generally include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions, national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. Witnessing or notarization is not sufficient.

No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $50,000 or less. In all other cases the signatures on the request for redemption must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "HOW TO REDEEM" in the Shareholder's Guide. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC must be paid upon redemption.

Shares are redeemed at the net asset value per share next computed after the request and certificates issued prior to January 1, 1999, if any, are received in "Good Order," as set forth in the Shareholder's Guide. Any applicable CDSC must be paid at the time of redemption. (See "Important Facts About Redeeming" in the Shareholder's Guide). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the portfolio value of the Fund being redeemed and the applicable CDSC.

Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven calendar days following the date on which redemption is made.

At various times the Company may be requested to redeem shares for which it has not yet received good payment for prior purchases of Company shares. Accordingly, proceeds of the Company will not be paid until good payment has been received which could be as much as fifteen (15) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Company of its securities is not reasonably practicable or it is not reasonably practicable for the Company to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Company's security holders.

The Company has made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Company at the beginning of such period. The Company may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

TAXES

Election To Be Taxed as a Regulated Investment Company

Each Fund is treated as a separate entity for federal income tax purposes. The Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that the Company will be required to pay federal income taxes.

In order to qualify as a regulated investment company, each Fund of the Company must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.

In addition, each Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its taxable years. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund's available earnings and profits.

Excise Tax

In order to avoid federal excise taxes, each Fund is required to distribute to its shareholders at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending on October 31 (in addition to undistributed amounts from the prior year). The Funds intend to declare and pay sufficient dividends in a manner that will comply with such distribution requirements but can give no assurances that their distributions will be sufficient to eliminate all such excise taxes.

Distributions of Investment Income and Capital Gains

For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from a Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned such Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.

Distributions which are declared in October, November, or December and paid to shareholders in January of the following year will be treated for tax purposes as if they had been received by the shareholders on December 31 of the year in which they were declared.

A percentage of the dividends paid by each Fund to corporate shareholders may in certain circumstances qualify for the dividends received deduction available to corporations. The dividends received deduction will be available only with respect to dividends designated by the Company as eligible for such treatment. Dividends so designated must be attributable to dividends earned by the Funds from U.S. corporations and must not have been earned from investments that were debt-financed or held by a Fund for less than the requisite period. Similarly, the deduction may be reduced or eliminated if the investment in the Funds by the corporate shareholder was debt-financed or held for less than the requisite period. All dividends from the Funds, including dividends eligible for the dividends received deduction are included in a corporation's alternative minimum taxable income calculation.

At the end of each calendar year, the Company will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local tax laws to these distributions and redemption proceeds received from the Company.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within the fund. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of the distributions may be exempt from corporate income or franchise taxes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Company.

Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distributions received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

Redemption of Fund Shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law generally requires that shareholders recognize a gain or loss in an amount equal to the difference between the amount received by the shareholder and the shareholder's tax basis. If the Fund shares are held as a capital asset, the shareholder will realize capital gain or loss and if the shares have been held for more than one year at the time of the redemption or exchange, the shareholder will realize long term gain or loss for federal income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributed to the shareholder on those shares. In addition, all or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent the shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. (Any loss disallowed under this rule will be added to the shareholder's tax basis in the new Fund shares acquired during such period.) Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

Backup Withholding

The Company may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 30% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the account application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Company that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Non-U.S. Investors

Ordinary dividends generally will be subject to U.S. income tax withholding. The non-U.S. investor's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions and exchanges of Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. Non-U.S. investors may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the Funds.

IMPORTANT: The Company reserves the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value, upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

SYSTEMATIC WITHDRAWAL PLAN

As described in the Prospectuses under "Systematic Withdrawal Plan," the Funds have a Systematic Withdrawal Plan pursuant to which shareholders having an account value of $5,000 or more are permitted to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge or CDSC (as applicable) involved in additional purchases. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.

A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund's shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the 1st of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each

Fund of the Company will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Company and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Company although such practice is not prohibited.

THE UNDERWRITER

SM&R serves as principal underwriter of the shares of all Funds of the Company pursuant to the following Underwriting Agreements:

•  July 1, 1993, as amended on November 19, 1998 between SM&R and the Company on behalf of the Fixed Income Funds.·

•  December 31, 2000 between SM&R and the Company on behalf of the Growth Fund, Equity Income Fund, and Balanced Fund.

Such Underwriting Agreements provide that they shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the particular Funds covered by each Underwriting Agreement, and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreements may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the particular Funds covered by each Underwriting Agreement, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the 1940 Act).

As principal underwriter, SM&R continuously offers and sells shares of each Fund of the Company through its own registered representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof.

Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. ("FINRA") (F/K/A National Association of Securities Dealers, Inc. ("NASD")).

Fixed Income Funds. The Sales Charge allowance to broker-dealers for those classes with a front-end sales charge is as follows:

Percentage	Class T	Class A
Net Amount Invested
Maximum	4.7%	4.9%
Minimum	0.0%	0.0%
Public Offering Price
Maximum	4.0%	4.25%
Minimum	0.0%	0.0%

For certain large purchases, SM&R intends to pay its registered representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such registered representatives and broker-dealers is as follows for Class T shares of the Government Bond Fund: Year 1 — 0.35%; Year 2 — 0.25% and Year 3 and subsequent years — 0.075%.

The aggregate amount of sales charge received by SM&R for the Fixed Income Funds for the past three fiscal years is as follows:

	2009	2008	2007
Government Bond Fund
Total Amount Sales Charge Received	$3,916	$6,282	$6,086
Amount Retained by SM&R	$—	$994	$713
Amount Reallowed to Dealers	$3	$39	$177

Equity Funds. The sales charge allowances to broker-dealers for these Funds ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with certain purchases of Class T shares of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources a per annum percent of the amount invested as follows: Year 1 — 0.35%, Year 2 — 0.25%, and, in the third and subsequent years, 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more. Such allowances are the same for all broker-dealers.

The aggregate amounts of sales charge received by SM&R from the sale of shares of the Equity Funds, for the past three fiscal years are as follows:

	2009	2008	2007
Growth Fund
Total Amount Sales Charge Received	$30,853	$43,076	$51,051
Amount Retained by SM&R	$16,474	$20,114	$21,341
Amount Reallowed to Dealers	$830	$896	$2,128
Equity Income Fund
Total Amount Sales Charge Received	$33,635	$52,396	$83,529
Amount Retained by SM&R	$11,734	$15,813	$25,839
Amount Reallowed to Dealers	$1,050	$1,129	$2,222

	2009	2008	2007
Balanced Fund
Total Amount Sales Charge Received	$9,550	$18,809	$16,490
Amount Retained by SM&R	$165	$5,641	$824
Amount Reallowed to Dealers	$19	$55	$317

NAV Purchases Over $1 Million

For Class A and Class T investments of $1 million or more in the Fixed Income and Equity Funds, SM&R intends to pay its registered representatives and broker-dealers from its own profits and resources as follows:

$1 million or more, but less than $3 million	1%
$3 million or more, but less than $4 million	.70%
$4 million or more, but less than $5 million	.50%
Above $5 million	Negotiable

Commissions are based on cumulative investments. During the first year after the investment is made, no trails will be paid on such investments, but will commence beginning in Year 2.

CUSTODIAN

The cash and securities of the Company are held by Moody National Bank, 2302 Post Office, Galveston, TX, pursuant to a Custodian Agreement dated September 10, 2009.

The Custodian holds and administers the Company's cash and securities as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Company and is based upon and varies with the number, type, and amount of transactions conducted by the Custodian and the market value of the Custodian Account.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, is the transfer agent and dividend paying agent for the Company pursuant to the Administrative Agreement. A discussion of SM&R's duties as transfer agent is set forth above under "Administrative Service Agreement."

COUNSEL

The Company's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

BKD, LLP ("BKD"), 2800 Post Oak Blvd., Suite 3200, Houston, Texas 77056, served as the Company's independent registered public accounting firm for the fiscal years ended August 31, 2006, 2007, 2008 and 2009 and audited the financial statements of the Company for such fiscal years. For the years ended August 31, 1998 through August 31, 2005, the Company's financial statements were audited by Tait, Weller & Baker ("TWB"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

The Company's financial statements and financial highlights for the fiscal year ended August 31, 2009 and report of the independent registered public accounting firm are included in the Company's annual report and are incorporated herein by reference.

PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a Fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Company or any of its Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Company's annual report contains additional performance information and will be made available to you upon request and without charge.

Money Market Fund—Yield

The Money Market Fund will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Fund's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the dividend obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

The Money Market Fund's effective yield for a specified seven-calendar-day period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1. The resulting yield figure is carried to the nearest hundredth of one percent.

The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type investments in the Money Market Fund's portfolio. Neither principal or interest is insured or guaranteed.

Non-Money Market Funds—Yield

For the 30-day period ended August 31, 2009, the standardized yield for the Government Bond Fund (Class T) is 0.64%. Standardized yield for this Fund is computed by dividing the Fund's investment income (in accordance with specific standardized rules) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's maximum offering price per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. This yield does not reflect any voluntary fee waivers made by the Fund's Adviser. The 30-day yield figure is calculated for each class of each Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

Where:

a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursement).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable a in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

Total Return

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

The average annual total returns for the Fixed Income Funds for the periods ended August 31, 2009 are as follows:

Average Annual Total Returns (for the periods ending August 31, 2009)	Past One Year	Past 5 Years	Past 10 Years	7-Day Yield
Government Bond Fund (Class T)	0.18%	2.93%	4.34%	—
Money Market Fund	—	—	—	0.00%

The inception dates of the Fixed Income Funds are as follows:

Government Bond Fund — March 16, 1992
Money Market Fund — January 1, 1999

The average annual total returns for the Equity Funds for the periods ended August 31, 2009 are as follows:

Average Annual Total Returns (for the periods ending August 31, 2009)	Past One Year	Past 5 Years*	Past 10 Years*
Growth Fund (Class T)	(23.01)%	(2.01)%	(3.80)%
Equity Income Fund (Class T)	(23.42)%	(1.79)%	(1.30)%
Balanced Fund (Class T)	(17.27)%	(1.29)%	0.83%

  *  The Predecessor Funds had a fiscal year ending December 31. As explained in the section "THE COMPANY" at the beginning of this Statement of Additional Information, the data shown herein for the Growth Fund, Equity Income Fund, and Balanced Fund for periods prior to the Conversion are the data from the corresponding Predecessor Funds.

On October 31, 2000, prior to the Conversion, shareholders of the stand-alone SM&R Growth Fund, Inc. approved elimination of a performance adjustment to such fund's advisory fee. The performance adjustment had resulted in a reduction of the advisory fee paid by the SM&R Growth Fund, Inc. in 61 of the 72 monthly performance calculations made during the previous six fiscal years. During the 61 months the SM&R Growth Fund, Inc. benefited from the adjustment, performance would have been improved. During the 11 months the investment adviser benefited from the adjustment, the SM&R Growth Fund, Inc.'s performance would have been diminished.

Calculation of Return.  The average annual total return figures for the Funds are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

Where P	=	a hypothetical initial payment of $1,000;

T	=	average annual total return;

n	=	number of years; and

ERV	=	Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming the maximum sales load and reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

P(1 + T)n = ATVDR

Where P	=	a hypothetical initial payment of $1,000;

T	=	average annual total return (after taxes on distributions and redemption);

n	=	number of years; and

ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional period thereof), after taxes on fund distributions and redemption.

Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class T shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

Yield and total return figures are based on historical earnings and are not intended to indicate future performances.

A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.

PERFORMANCE MEASURES

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding the Company or any of its Funds may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Dow Jones Composite Average or its Component Averages—an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

Standard & Poor's 500 Stock Index or its Component Indices—an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange Composite or Component Indices—unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

Lipper—Mutual Fund Performance Analysis and Lipper—Fixed Income Fund Performance Analysis—measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

CDA Mutual Fund Report, Published by CDA Investment Technologies, Inc.—analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Mutual Fund Source Book, Published by Morningstar, Inc.—analyzes price, yield, risk and total return for equity funds.

Financial Publications: the Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines—provide performance statistics over specified time periods.

Consumer Price Index (Or Cost of Living Index), Published by the U.S. Bureau of Labor Statistics—a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Salomon Brothers Broad Bond Index or its Component Indices—The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee Bonds.

Standard & Poor's Bond Indices—measures yield and price of Corporate, Municipal, and Government bonds.

Shearson Lehman Brothers Aggregate Bond Index or its Component Indices—The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee Bonds.

Shearson Lehman Brothers Municipal Bond Index (SLMBI) or its Component Indices—SLMBI measures yield, price and total return for the municipal bond market.

Bond Buyer's 20-bond Index—an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

Bond Buyer's 30-bond Index—an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

Historical Data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Lehman Bros. and Bloomberg, L.P.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of any Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by any Fund to calculate its figures. In addition there can be no assurance that any series of the Company will continue this performance as compared to such other averages.

PART C:  OTHER INFORMATION

ITEM 23.                                               EXHIBITS.

(a)                                  1.a.                              Registrant’s Amended and Restated Articles of Incorporation are incorporated herein by reference to Exhibit (a)1.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

1.b.                             Registrant’s Articles of Amendment dated December 7, 1998 are incorporated herein by reference to Exhibit (a)1.b. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

1.c                               Registrant’s Articles of Amendment and Restatement dated December 11, 2000 are incorporated herein by reference to Exhibit (a)1.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

1.d.                             Registrant’s Articles of Amendment are incorporated herein by reference to Exhibit (a)1.d. to Post-Effective Amendment No. 28 to this Form N-1A Registration Statement.

1.e.                              Registrant’s Articles of Amendment are incorporated herein by reference to Exhibit (a)1.e. to Post-Effective Amendment No. 30 to this Form N-1A Registration Statement.

(a)                                  2.a.                              Registrant’s Supplementary Articles of Incorporation dated February 23, 1998, July 21, 1998 and August 6, 1998 are incorporated herein by reference to Exhibit (a)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.c.                              Registrant’s Supplementary Articles of Incorporation dated December 1, 2000 are incorporated herein by reference to Exhibit (a).2.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

2.d.                             Registrant’s Supplementary Articles of Incorporation dated April 25, 2001 are incorporated herein by reference to Exhibit (a).2.d. to Post-Effective Amendment No. 21 to this Form N-1A Registration Statement.

2.e.                              Registrant’s Supplementary Articles of Incorporation dated March 1, 2005 are incorporated herein by reference to Exhibit (a)2.e. to Post-Effective Amendment No. 26 to this Form N-1A Registration Statement.

2.f.                                Registrant’s Supplementary Articles of Incorporation dated December 20, 2006 are incorporated herein by Reference to Exhibit (a) 2.f. to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

(a)                                  3.a.                              Articles of Transfer for the SM&R Growth Fund, Inc. for transfer to SM&R Investments, Inc., the Registrant, dated December 1, 2000 and incorporated herein by reference to Exhibit(a)3.a. to Post Effective Amendment No. 19 to this Form N-1A Registration Statement.

3.b.                             Articles of Transfer for the SM&R Equity Income Fund, Inc. for transfer to SM&R Investments, Inc,. the Registrant, dated December 1, 2000 and incorporated herein by reference to Exhibit(a)3.b. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

3.c.                              Articles of Transfer for the SM&R Balanced Fund, Inc. for transfer to SM&R Investments, Inc., the Registrant, dated December 1, 2000 and incorporated herein by reference to Exhibit (a)3.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(b)                                 Registrant’s By-Laws (Revised November 18, 1999) are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 15 to this Form N-1A Registration Statement.

(c)                                  A specimen of Registrant’s stock certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 7 to this form N-1A Registration Statement.

(d)                                 1.                                       Registrant’s Investment Advisory Agreement is incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

2.                                       Registrant’s Investment Advisory Agreement on behalf of the Money Market Fund is incorporated herein by reference to Exhibit (d)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

5.                                       Registrant’s Investment Advisory Agreement on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the SM&R Equity Funds) is incorporated herein by reference to Exhibit (d).5. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(e)                                  1.                                       Registrant’s Underwriting Agreement is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

3.                                       Registrant’s Underwriting Agreement on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the Series or SM&R Equity Funds) is incorporated herein by reference to Exhibit (e).3. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(f)                                    Not Applicable.

(g)                                 1.                                       Registrant’s Custodian Agreement is incorporated herein by reference to Exhibit (g)1. to Post-Effective Amendment No. 30 to this Form N-1A Registration Statement.

(h)                                 Not Applicable.

(i)                                     Consent and Opinion of Registrant’s counsel, Greer, Herz & Adams, L.L.P., are filed herewith as Exhibit (i) to Post-Effective Amendment No. 30 to this Form N-1A Registration Statement.

(j)                                     1.a.                              Consent of BKD, LLP, independent accountant of Registrant are filed herewith as Exhibit (j)1.a. to Post-Effective Amendment No. 30 to this Form N-1A Registration Statement.

2.                                       Power of Attorney is incorporated herein by reference to Exhibit (j).2. to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

(k)                                                                                  Financial Data Schedules for Registrant incorporated by reference as filed with Form N-SAR-B on 10/27/09.

(l)                                     Stock Purchase Letters from Securities Management and Research, Inc. and American National Insurance Company are incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

(m)                               1.                                       Registrant’s Distribution and Shareholder Servicing Plan is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

3.                                       Registrant’s Distribution and Shareholder Servicing Plan on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the Series or SM&R Equity Funds) is incorporated herein by reference to Exhibit (m).3. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(n)                                 1.                                       Registrant’s Multiple Class Plan is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

3.                                       Registrant’s Multiple Class Plan on behalf of SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund (individually and collectively, the “Series”) is incorporated herein by reference to Exhibit (n)3. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(o)                                 Not Applicable.

(p)                                 1.a.                              Registrant’s Revised Code of Ethics is incorporated herein by reference to Exhibit (p)1.a. to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

1.b.                             Registrant’s Codes of Ethics for Senior Officers is incorporated herein by reference to Exhibit (p)1.b. to Post-Effective Amendment No. 24 to this Form N-1A Registration Statement.

ITEM 24.                PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

All persons under common control with Registrant are shown on the list attached hereto as Exhibit for Item 24.

ITEM 25.                INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director.  Such indemnification is pursuant to Section 3.15 of the Registrant’s By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

Registrant, together with American National Investment Accounts, Inc. (“ANIA”), has purchased a directors’ and officers’ liability policy. At a Joint Boards of Directors’ Meeting of Registrant and the ANIA fund held on May 29, 2009, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at P.O. Box 730, Burlington, VT 05402-0730. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individuals insureds, each claim deductible, $200,000 company reimbursement, each claim deductible and $200,000 company coverage for each unrealized liability, each claim deductible. The aggregate limit of liability is $5,000.000. The annual premium for 2009 for the SM&R Investments, Inc. is $125,308.

Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. (“SM&R”) have entered into an undertaking whereby SM&R has secured a letter of credit from Frost National Bank in Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 26.                BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. (“SM&R”) serves as investment adviser to Registrant and American National Investment Accounts, Inc. (“Investment Accounts”).   See “The Funds and Management” in Part A and “MANAGEMENT OF THE COMPANY” and “INVESTMENT ADVISORY AGREEMENT” in Part B.  The address of SM&R is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

DIRECTORS AND OFFICERS OF SM&R

R. EUGENE LUCAS

DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

Advisory Director of American National, One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.

MICHAEL W. MCCROSKEY

DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER

AND MEMBER OF THE EXECUTIVE COMMITTEE SM&R

President and Director of the Registrant; President and Director of Investment Accounts; Director, Comprehensive Investment Services, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, American National; Director and President, ANREM Corporation; Director and Vice President, ANTAC Corporation; Assistant Secretary of American National Life Insurance Company of Texas;

all located at One Moody Plaza, Galveston, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Garden State Life Insurance Company, 2450 South Shore Blvd., League City, Texas. Vice President of Farm Family Casualty Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, Vice President, Investments of American National Life Insurance Company of New York, all located at #344 Route 9W, Glenmont, N.Y. President and Director of ANH20, Inc.; Vice President and Director of Eagle 99, Inc., both located at 2525 South Shore Boulevard, Suite 207, League City, TX.

G. RICHARD FERDINANDTSEN

DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

Director, Senior Executive Vice President and Chief Operating Officer, American National; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, Vice Chairman of the Board, American National General Insurance Company; Director, Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty Company; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri.  Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas. Director and Vice Chairman of the Board of Farm Family Casualty Insurance Company, Director and Vice Chairman of the Board, Farm Family Life Insurance Company, Director and Vice Chairman of the Board, United Farm Family Insurance Company, Director, Chairman and CEO of American National Life Insurance Company of New York, all located at #344 Route 9W, Glenmont, N.Y.

GORDON DIXON

DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND

MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES  OF SM&R

Assistant Portfolio Manager of Registrant’s SM&R Government Bond Fund, SM&R Tax Free Fund; SM&R Primary Fund; SM&R Money Market Fund; SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund; Assistant Portfolio Manager of the Investment Accounts’ American National Government Bond, High Yield Bond, Money Market, Growth, Equity Income & Balanced Portfolios; Director and President, Comprehensive Investment Services. Each of the foregoing entities is located at 2450 South Shore Boulevard, Suite 400, League City, Texas.  Senior Vice President, Securities Investments for American National, One Moody Plaza, Galveston, Texas; Vice President of Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, League

City, Texas; Vice President of Investments, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Farm Family Casualty Insurance Company, Vice President of Farm Family Life Insurance  Company, Vice President of United Farm Family Insurance Company, Vice President, Investments of American National Life Insurance Company of New York, all located at #344 Route 9W, Glenmont, N.Y. ormer Director of Equity Strategy Research and Trading for C&S/Sovran Bank (now NationsBank) Atlanta, Georgia.

DAVID A. BEHRENS

DIRECTOR OF SM&R

Director of SM&R, 2450 South Shore Boulevard, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Director and Senior Vice President, Marketing, of American National Life Insurance Company of New York, #344 Route 9W, Glenmont, N.Y. Allstate Financial Distributors, Inc., Lincoln, NE.

RONALD C. PRICE

SENIOR VICE PRESIDENT OF SM&R

Vice President, Chief Marketing Officer, Career Life Agencies, Multiple Line Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Former Senior Vice President of Sales for Quester IT, West Des Moines, IA; Former President and Vice President of Berthel, Fisher & Company Financial Services, Inc., Marion, IA.

JAMES A. COLLURA

VICE PRESIDENT OF SM&R

Vice President, Chief Life Marketing Officer, MLEA, American National Insurance Company, One Moody Plaza, Galveston, TX; Former First Vice President Agency Training and Recruiting, Mutual of Omaha, Omaha, NE.

ANDREW R. DUNCAN

VICE PRESIDENT OF SM&R

Vice President, Derivatives Strategies and Alternative Investments, of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

ANNE M. LEMIRE

VICE PRESIDENT OF SM&R

Vice President, Head of Fixed Income, of SM&R, Portfolio Manager of Registrant and Investment Accounts, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Fixed Income, American National Insurance Company, One Moody Plaza, Galveston, TX.

JOHN S. MAIDLOW

VICE PRESIDENT OF SM&R

Vice President, Head of Portfolio Management, of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

T. BRETT HARRINGTON

VICE-PRESIDENT OF SM&R

Vice President, Chief Securities Marketing Officer Formerly Assistant Vice-President and West Region Sales Manager of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

BRENDA T. KOELEMAY

VICE PRESIDENT AND TREASURER OF SM&R

Vice President and Treasurer of the Registrant and Investment Accounts; Treasurer, Comprehensive Investment Services, each located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Assistant Corporate Treasurer, American National Insurance Company, One Moody Plaza, Galveston, TX.

TERESA E. AXELSON

VICE PRESIDENT CHIEF COMPLIANCE OFFICER AND SECRETARY OF SM&R

Vice President, Secretary and Chief Compliance Officer of the Registrant and Investment Accounts, each located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.                PRINCIPAL UNDERWRITERS.

(a)           SM&R serves as the principal underwriter and investment adviser for the Registrant, the other SM&R Equity Funds, and Investment Accounts.  See “The Funds and Management” in Part A.

(b)

NAME AND PRINCIPAL	POSITIONS AND OFFICES	POSITIONS AND OFFICES
BUSINESS ADDRESS	WITH UNDERWRITER	WITH REGISTRANT

R. Eugene Lucas	Director	None
Moody National Bank Tower
Galveston, Texas

Michael W. McCroskey	Director and President,	President and Director
2450 South Shore Boulevard	Chief Executive Officer
Suite 400
League City, Texas

G. Richard Ferdinandtsen	Director	None
One Moody Plaza
Galveston, Texas

Gordon D. Dixon	Director, Senior Vice	None
2450 South Shore Boulevard	President, Chief
Suite 400	Investment Officer
League City, Texas

David A. Behrens	Director	None
One Moody Plaza
Galveston, Texas

Ronald C. Price	Vice President	None
One Moody Plaza
Galveston, Texas

James A. Collura	Vice President	None
One Moody Plaza
Galveston, Texas

Andrew R. Duncan	Vice President	None
2450 South Shore Boulevard
Suite 400
League City, Texas

Anne M. LeMire	Vice President	Portfolio Manager
2450 South Shore Boulevard
Suite 400
League City, Texas

John S. Maidlow	Vice President	Portfolio Manager
2450 South Shore Boulevard
Suite 400
League City, Texas

Brett Harrington	Vice President	None
2450 South Shore Boulevard
Suite 400
League City, Texas

Brenda T. Koelemay	Vice President and	Vice President and
2450 South Shore Boulevard	Treasurer	Treasurer
Suite 400
League City, Texas

Teresa E. Axelson	Vice President,	Vice President,
2450 South Shore Boulevard	Secretary and Chief	Secretary and Chief
Suite 400	Compliance Officer	Compliance Officer
League City, Texas

(c)           Not Applicable.

ITEM 28.                LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas  77573.

ITEM 29.                MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30.                UNDERTAKINGS.

TEXAS OPTIONAL RETIREMENT PROGRAM.  The Fund offers shares as investments for custodial accounts that meet the requirements of Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), in connection with the Texas Optional Retirement Program (the “Program”).  Under the Program, a custodial account for each participating employee (“Participant”) is established in the name of SM&R.  The Program, as interpreted by the Texas Attorney General, imposes certain restrictions on early withdrawals from custodial accounts.  Section 22(e) prohibits a registered investment company from suspending a shareholder’s right of redemption or postponing payment on redemption of any redeemable security for more than seven days after tender of the security.

The Staff of the Securities and Exchange Commission took a no-action position under Section 22(e) of the 1940 Act permitting the Government Income Fund and the Primary Fund to offer shares in connection with the Program as contemplated above (See SM&R Capital Funds, pub. avail. Sept. 17, 1992 (the “No- Action Letter”)).  The Staff took its position based on the Registrant’s representation that the Funds and SM&R would comply with conditions set forth in the No-Action Letter.  In this regard, each Fund and SM&R has complied with the following provisions of the No-Action Letter:

(a)                                  Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in this Registration Statement on Form N-1A and the applicable Prospectuses included in this Registration Statement.

(b)                                 Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in any sales literature used in connection with the offer of the relevant Fund shares to Participants in connection with the Program.

(c)                                  The Fund and SM&R instruct salespeople who solicit Participants to purchase Fund shares specifically to bring the restrictions on redemption imposed by the Program to the attention of the potential Participants.

(d)                                 The Fund and SM&R obtain from each Participant who purchases Fund shares in connection with the Program, prior to or at the time of purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SM&R INVESTMENTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 30 to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused it to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of League City and State of Texas, on the 29th day of December 2009.

SM&R INVESTMENTS, INC.

By:	/s/ Michael W. McCroskey
Michael W. McCroskey, President

Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 30 has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND
FINANCIAL OFFICER:		PRINCIPAL ACCOUNTING OFFICER:

/s/ Michael W. McCroskey		/s/ Brenda T. Koelemay
Michael W. McCroskey, President		Brenda T. Koelemay, Treasurer
Date:	December 29, 2009	Date:	December 29, 2009

DIRECTORS:

/s/ Florentino F. Gonzalez		Date:	December 29, 2009
*Florentino F. Gonzalez by
Michael W. McCroskey, Power of Attorney

/s/ Lea McLeod Matthews		Date:	December 29, 2009
*Lea McLeod Matthews by
Michael W. McCroskey, Power of Attorney

/s/ Michael W. McCroskey		Date:	December 29, 2009
Michael W. McCroskey

/s/ Ann McLeod Moody		Date:	December 29, 2009
*Ann McLeod Moody by
Michael W. McCroskey, Power of Attorney

/s/ Edwin K. Nolan		Date:	December 29, 2009
*Edwin K. Nolan by
Michael W. McCroskey, Power of Attorney

/s/ Robert V. Shattuck, Jr.		Date:	December 29, 2009
*Robert V. Shattuck, Jr. by
Michael W. McCroskey, Power of Attorney

/s/ Donald P. Stevens		Date:	December 29, 2009
*Donald P. Stevens by
Michael W. McCroskey, Power of Attorney

/s/ Steven H. Stubbs		Date:	December 29, 2009
*Steven H. Stubbs by
Michael W. McCroskey, Power of Attorney

/s/ Jamie G. Williams		Date:	December 29, 2009
*Jamie G. Williams by
Michael W. McCroskey, Power of Attorney

* Pursuant to a Power of Attorney executed by the Board of Directors dated February 16, 2006 attached as Exhibit(j)2. to Post-Effective Amendment No. 27.

EXHIBIT INDEX

99.B(g)1	Registrant’s Custodian Agreement

99.B(a)1.e.	Registrant’s Articles of Amendment

99.B(i)	Consent and Opinion of Registrant’s Counsel, Greer, Herz & Adams, L.L.P.

99.B(j)1.a.	Consent of BKD, LLP, Independent Registered Public Accounting Firm of Registrant.

99.B24	Registrant’s Control list